UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

    Investment Company Act file number: 811-07899 and 811-07885

    Name of Fund: BlackRock Index Funds, Inc.

iShares MSCI EAFE International Index Fund

iShares Russell 2000 Small-Cap Index Fund

Quantitative Master Series LLC

Master Small Cap Index Series

    Fund Address:  100 Bellevue Parkway, Wilmington, DE 19809

    Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Index Funds, Inc. and Quantitative Master Series LLC, 55 East 52nd Street, New York, NY 10055

    Registrants’ telephone number, including area code: (800) 441-7762

    Date of fiscal year end: 12/31/2017

    Date of reporting period: 12/31/2017

Item 1 –	Report to Stockholders

DECEMBER 31, 2017

ANNUAL REPORT

BlackRock Index Funds, Inc.

➢	iShares MSCI EAFE International Index Fund
➢	iShares Russell 2000 Small-Cap Index Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended December 31, 2017, risk assets, such as stocks and high-yield bonds, continued to deliver strong performance. The equity market advanced, month after month, despite geopolitical uncertainty and relatively high valuations, while bond returns were constrained by higher interest rates.

Rising interest rates worked against high-quality assets with more interest rate sensitivity. Consequently, longer-term U.S. Treasuries posted modest returns, as rising energy prices, modest wage increases, and steady job growth led to expectations of higher inflation and interest rate increases by the U.S. Federal Reserve (the “Fed”).

The market’s performance reflected reflationary expectations early in the reporting period, as investors began to sense that a global recovery was afoot. Thereafter, many countries throughout the world experienced sustained and synchronized growth for the first time since the financial crisis. Growth rates and inflation are still relatively low, but they are finally rising together.

The Fed responded to these positive developments by increasing short-term interest rates three times and setting expectations for additional interest rate increases. The Fed also began reducing the vast balance sheet reserves that had accumulated in the wake of the financial crisis. In October 2017, the Fed reduced its $4.5 trillion balance sheet by only $10 billion, while setting expectations for additional modest reductions and rate hikes in 2018.

By contrast, the European Central Bank (“ECB”) and the Bank of Japan (“BoJ”) both continued to expand their balance sheets despite nascent signs of sustained economic growth. The Eurozone and Japan are both approaching the limits of central banks’ ownership share of national debt, which is a structural pressure point that limits their capacity to deliver additional monetary stimulus. In October 2017, the ECB announced plans to cut the amount of its bond purchases in half for 2018, while the BoJ reiterated its commitment to economic stimulus until the inflation rate rises to its target of 2%.

Emerging market growth also stabilized, as accelerating growth in China, the second largest economy in the world and the most influential of all developing economies, improved the outlook for corporate profits and economic growth across most developing nations. Chinese demand for commodities and other raw materials allayed concerns about the country’s banking system, leading to rising equity prices and foreign investment flows.

While escalating tensions between the United States and North Korea and our nation’s divided politics are concerning, benign credit conditions, modest inflation, solid corporate earnings, and the positive outlook for growth in the world’s largest economies have kept markets relatively tranquil.

Rising consumer confidence and improving business sentiment are driving momentum for the U.S. economy. If the Fed maintains a measured pace of stimulus reduction, to the extent that inflation rises, it’s likely to be accompanied by rising real growth and higher wages. That could lead to a favorable combination of moderately higher inflation, steadily rising interest rates, and improving growth in 2018.

Further fueling optimism, Congress passed a sweeping tax reform bill in December 2017. The U.S. tax overhaul is likely to accentuate the reflationary themes already in place, including faster growth and rising interest rates. Changing the corporate tax rate to a flat 21% will create many winners and losers among high-and-low tax companies, while the windfall from lower taxes could boost business and consumer spending.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2017
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	11.42%	21.83%
U.S. small cap equities (Russell 2000® Index)	9.20	14.65
International equities (MSCI Europe, Australasia, Far East Index)	9.86	25.03
Emerging market equities (MSCI Emerging Markets Index)	15.92	37.28
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	0.55	0.86
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	(0.01)	2.07
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	1.24	3.54
Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.64	4.95
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	2.46	7.50
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of December 31, 2017	iShares MSCI EAFE International Index Fund

Investment Objective

iShares MSCI EAFE International Index Fund’s (the “Fund”) investment objective is to match the performance of the MSCI EAFE Index (Europe, Australasia, Far East) (the “MSCI EAFE Index”) in U.S. dollars with net dividends as closely as possible before the deduction of Fund expenses.

On February 24, 2017, the Board approved a proposal to change the name of BlackRock International Index Fund to iShares MSCI EAFE International Index Fund, which was effective on June 19, 2017.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended December 31, 2017, the Fund’s Institutional Shares returned 25.24%, Investor A Shares returned 24.84% and Class K Shares returned 25.17%. The benchmark MSCI EAFE Index returned 25.03% for the same period. The MSCI EAFE Index is a free-float adjusted, market-capitalization weighted index designed to measure equity performance of developed markets, excluding the United States and Canada.

Describe the market environment.

Japanese equities posted solid gains in the first quarter. Some success can be attributed to Japanese companies having a higher exposure to global growth, which has been trending upward over the past few quarters. 2016 fourth-quarter earnings reports were among the strongest in Japan in nearly a decade. Continued yield curve management from the central bank, better corporate governance and domestic investor buying have also been supportive of Japanese stocks.

In the case of Europe, economic data improved in the first quarter of 2017, particularly in large export-driven economies like Germany. Additionally, inflation in the region has started to stabilize, although not a major reversal, with headline CPI hitting 1.8% year-over-year and core inflation firming to 0.9% year-over-year in January. Political anxiety over elections in the Netherlands and France in the first half of the year, as well as fears over the European Central Bank (“ECB”) tapering its asset purchase program too soon, weighed on investor sentiment to some extent.

In the United Kingdom, Prime Minster Theresa May triggered Article 50 at the end of March, marking the start of the two-year period in which the United Kingdom must leave the European Union. While the initial impact of Brexit appeared to be inconsequential, recent economic data has shown the first signs of stress. January retail sales and average earnings missed expectations. Furthermore, a continued weakening of the pound sterling could continue to squeeze consumers further through increasing costs of imports. In such an environment, large-cap multinationals listed on the London Stock Exchange would likely remain better positioned than domestically focused small caps. The FTSE 100 Index hit a new record high against currency weakness.

Australia also experienced a positive first quarter, as the country benefited from global reflation, rising metal prices, and strong domestic and Chinese economic indicators.

In the second quarter, the Japanese yen was relatively volatile throughout the period, as the Bank of Japan made no changes to their policy, but revised upward their assessment of economic prospects. Japan’s strengthening economy translated into strong corporate earnings growth and positive earnings revisions.

Investor interest accelerated in European equities in the second quarter, leading to solid, broad-based returns across the region. The defeat of anti-European Union populists in France and the Netherlands diminished political risk for the region overall. This allowed investors to focus on the strongest European earnings season in seven years amid both a strengthening regional economy and global economy. French President Emmanuel Macron’s victory was positively felt across the continent and unsurprisingly had the largest impact within France. Gains in Eurozone equities were capped, as some investors looked cautiously at ECB developments for signs of monetary tightening. The United Kingdom did experience some volatility ahead and in the immediate wake of the snap election in June.

In Europe, the positive tailwinds of strong corporate profit and economic growth sustained the equity market rally. The euro area real effective exchange rate increased roughly 2% in the third quarter, as the improved growth picture in the region led markets to expect ECB President Mario Draghi to announce a further reduction in the pace of quantitative easing purchases, which could provide upward pressure on anemically low eurozone bond yields. However, the momentum behind the Franco-German drive to promote a deeper eurozone was slightly challenged in the German elections. While Chancellor Angela Merkel won a fourth term, the euro-skeptic right-wing Alternative for Germany party won a larger-than-expected share of the parliament. In response to growing ambitions of a Catalonian separatist movement, Spanish authorities arrested Catalan officials and raided several ministries ahead of an independence vote on October 1.

In the fourth quarter, Prime Minister Shinzo Abe’s victory at the October 22 “snap” election diminished uncertainty in the market, which helped investors focus on an improved earnings outlook, the benefits of increased global trade, and a strengthening domestic economy. In Europe, robust economic and corporate earnings growth helped the region post respectable gains despite recent headline noise around Spain and stubbornly low inflation.

Describe recent portfolio activity.

During the six-month period, as changes were made to the composition of the MSCI EAFE Index, the Fund purchased and sold securities to maintain its objective of replicating the risks and return of the benchmark index.

Describe portfolio positioning at period end.

The Fund remains positioned to match the risk characteristics of its benchmark index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2017 (continued)	iShares MSCI EAFE International Index Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming transaction costs and other operating expenses, including administration fees, if any.
(b)	Prior to August 1, 2016, the Fund invested all of its assets in Master International Index Series, a series of Quantative Master Series LLC. Master International Index Series invested in a statistically selected sample of equity securities included in the MSCI EAFE Index and in derivative instruments linked to the MSCI EAFE Index. On August 1, 2016, the Fund ceased to invest in the Master International Index Series as part of a “master/feeder” structure and instead began to operate as a stand-alone fund.
(c)	A free-float adjusted, market-capitalization weighted index designed to measure equity performance of developed markets, excluding the United States and Canada.

Performance Summary for the Period Ended December 31, 2017

		Average Annual Total Returns (d)
	6-Month Total Returns	1 Year	5 Years	10 Years
Institutional	9.23%	25.24%	7.41%	1.66%
Investor A	9.06	24.84	7.12	1.39
Class K	9.18	25.17	7.44	1.70
MSCI EAFE Index	9.86	25.03	7.90	1.94

(d)	See “About Fund Performance” on page 9 for a detailed description of share classes, including any related fees.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (b)
	Beginning Account Value (07/01/17)	Ending Account Value (12/31/17)	Expenses Paid During the Period (a)	Beginning Account Value (07/01/17)	Ending Account Value (12/31/17)	Expenses Paid During the Period (a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,092.30	$0.53	$1,000.00	$1,024.70	$0.51	0.10%
Investor A	1,000.00	1,090.60	1.90	1,000.00	1,023.39	1.84	0.36
Class K	1,000.00	1,091.80	0.32	1,000.00	1,024.90	0.31	0.06

(a)	For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).
(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 9 for further information on how expenses were calculated.

FUND SUMMARY	5

Fund Summary as of December 31, 2017 (continued)	iShares MSCI EAFE International Index Fund

Portfolio Information

TEN LARGEST HOLDINGS

Security	Percent of Net Assets
Nestle SA	2%
HSBC Holdings PLC	1
Novartis AG, Registered Shares	1
Roche Holding AG	1
Toyota Motor Corp.	1
British American Tobacco PLC	1
Royal Dutch Shell PLC, Class A	1
BP PLC	1
TOTAL SA	1
Royal Dutch Shell PLC, Class B	1

GEOGRAPHIC ALLOCATION

Country	Percent of Net Assets
Japan	24%
United Kingdom	16
France	10
Germany	10
Switzerland	9
Australia	7
Netherlands	5
Hong Kong	4
Spain	3
Sweden	3
Italy	2
Denmark	2
Singapore	1
Belgium	1
Others(a)	4
Liabilities in excess of Other Assets	(1)

(a)	Includes holdings within countries that are 1% or less of net assets. Please refer to the Schedule of Investments for such countries.

6	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2017 (continued)	iShares Russell 2000 Small-Cap Index Fund

Investment Objective

iShares Russell 2000 Small-Cap Index Fund’s (the “Fund”) investment objective is to match the performance of the Russell 2000® Index as closely as possible before the deduction of Fund expenses.

On February 24, 2017, the Board approved a proposal to change the name of BlackRock Small Cap Index Fund to iShares Russell 2000 Small-Cap Index Fund, which was effective on June 19, 2017.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended December 31, 2017, the Fund’s Institutional Shares returned 14.55%, Investor A Shares returned 14.35% and Class K Shares returned 14.69%. The benchmark Russell 2000® Index returned 14.65% for the same period.

The Fund invests all of its assets in Master Small Cap Index Series (the “Series”), a series of Quantitative Master Series LLC.

Describe the market environment.

The reflation trade in the United States continued to gain steam in the first quarter of the year. Macro data highlighted continued economic growth and a strengthening labor market, which supported the U.S. Federal Reserve’s (the “Fed”) decision to increase the federal funds rate by 25 basis points (0.25%) in March, marking the second rate hike in the past six months. The Fed’s summary of economic projections indicated that they will maintain a gradual pace of tightening should current economic trends continue.

Expectations of the new administration’s policies also boosted market sentiment, sending several U.S. equity indices to record highs. The inauguration of President Trump in late January stoked risk-on appetite, as pledges of tax relief and increased fiscal spending were supportive of cyclical stocks. However, the final weeks of the first quarter saw some profit taking as investor optimism waned after the failed attempt to repeal the Affordable Care Act called into question whether the new administration will be able to push through further reforms in 2017. Despite these setbacks, U.S. equities in the first quarter finished strong and the 10-year Treasury yield added 31 basis points in the quarter.

In the second quarter of 2017, political risk was a headwind to U.S. equities. President Trump’s firing of FBI Director James Comey on May 9 and the subsequent developments regarding the investigation of pre-election correspondence between Trump administration members and Russian officials was an enduring source of negative market sentiment. The largest single day fall of the S&P 500® in the quarter came in the wake of the House Oversight Committee’s request for all documents from the meetings between President Trump and Comey on May 17.

Although the Fed continued their monetary policy normalization, the yield on the 10-year U.S. Treasury compressed by nine basis points to 2.31% in the second quarter. The Fed increased the federal funds rate by 25 basis points at the June meeting, to between 1% and 1.25%, citing strength in the labor market and business spending, despite relatively weak inflation trends throughout the quarter.

Investors focused on sustained corporate earnings expansion, a subdued interest rate environment, and a healthy economic backdrop over threats from an increasingly hostile North Korea and a damaging hurricane season in the third quarter. This backdrop pushed volatility to the lowest levels in recorded history, with the Chicago Board Options Exchange Volatility Index averaging a record low of 10.94 in the quarter.

Domestic rates moved modestly higher as investors’ balanced news on the monetary, fiscal, and geopolitical fronts. In the September Federal Open Market Committee (“FOMC”) announcement, the committee revealed they would keep interest rates unchanged and initiate their balance sheet normalization in October. Additionally, amid short term hurricane related inflationary and economic growth pressures, the FOMC found inflation to remain somewhat below 2% in the near term, but expects it to stabilize around 2% by 2019. Real gross domestic product (“GDP”) growth was revised higher for 2017, from 2.2% to 2.4%. The 10-year U.S. Treasury yield ended the third quarter 2 basis points higher, to 2.33%.

The U.S. economy continued to demonstrate strength throughout the fourth quarter. Unemployment fell to 4.1%, the lowest level since 2000. Additional highlights that helped strengthen investor confidence in the macro picture included that nominal third quarter GDP surged 4.1% year-over-year and real GDP increased 2.3% year-over-year. This optimism was expressed throughout many soft indicators. For example, both the University of Michigan Consumer Sentiment Survey and the National Federation of Independent Business Small Business Optimism Index reached 13-year highs in the quarter.

Describe recent portfolio activity.

During the period, as changes were made to the composition of the Russell 2000® Index, the Series purchased and sold securities to maintain its objective of replicating the risks and return of the benchmark index.

The Series held cash committed for pending transactions. The cash balance did not have any material impact on performance.

Describe portfolio positioning at period end.

The Series remains positioned to match the risk characteristics of its benchmark index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

FUND SUMMARY	7

Fund Summary as of December 31, 2017 (continued)	iShares Russell 2000 Small-Cap Index Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming transaction costs and other operating expenses, including administration fees, if any.
(b)	The Fund invests all of its assets in the Series. The Series may invest in a statistically selected sample of the stocks included in the Russell 2000® Index and in derivative instruments linked to the Russell 2000® Index.
(c)	An unmanaged index that is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

Performance Summary for the Period Ended December 31, 2017

		Average Annual Total Returns (d)
	6-Month Total Returns	1 Year	5 Years	10 Years
Institutional	9.14%	14.55%	14.14%	8.57%
Investor A	9.07	14.35	13.86	8.31
Class K	9.22	14.69	14.19	8.64
Russell 2000® Index	9.20	14.65	14.12	8.71

(d)	See “About Fund Performance” on page 9 for a detailed description of share classes, including related fees, if any.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (b)
	Beginning Account Value (07/01/17)	Ending Account Value (12/31/17)	Expenses Paid During the Period (a)	Beginning Account Value (07/01/17)	Ending Account Value (12/31/17)	Expenses Paid During the Period (a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,091.40	$0.63	$1,000.00	$1,024.60	$0.61	0.12%
Investor A	1,000.00	1,090.70	1.95	1,000.00	1,023.34	1.89	0.37
Class K	1,000.00	1,092.20	0.37	1,000.00	1,024.85	0.36	0.07

(a)	For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Because the Fund invests all of its assets in the Series, the expense example reflects the net expenses of both the Fund and the Series.
(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 9 for further information on how expenses were calculated.

8	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Prior to March 31, 2011, Class K Shares’ performance results are those of Institutional Shares restated to reflect Class K Shares’ fees.

Investor A Shares are not subject to any sales charge and bear no ongoing distribution fee. These shares are subject to an ongoing service fee of 0.25% per year. These shares are generally available through financial intermediaries.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (“BAL” or the “Manager and/or Administrator”), each Fund’s investment adviser and/or administrator, has contractually agreed to waive and/or reimburse a portion of each Fund’s expenses. Without such waiver and/or reimbursement, each Fund’s performance would have been lower. The Manager and/or Administrator is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service fees, including 12b-1 fees, acquired fund fees and expenses and other fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on July 1, 2017 and held through December 31, 2017) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

International Index and the Series may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other asset without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. International Index’s and the Series’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation International Index or the Series can realize on an investment and/or may result in lower distributions paid to shareholders. International Index’s and the Series’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

ABOUT FUND PERFORMANCE / DISCLOSURE OF EXPENSES / DERIVATIVE FINANCIAL INSTRUMENTS	9

Schedule of Investments December 31, 2017	iShares MSCI EAFE International Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks — 98.8%

Australia — 7.1%
AGL Energy Ltd.	443,063	$8,396,056
Alumina Ltd.	1,599,717	3,014,768
Amcor Ltd.	789,239	9,456,907
AMP Ltd.	2,082,707	8,406,855
APA Group(a)	832,882	5,400,794
Aristocrat Leisure Ltd.	370,239	6,817,652
ASX Ltd.	135,522	5,785,049
Aurizon Holdings Ltd.	1,420,773	5,474,598
AusNet Services	1,362,477	1,914,694
Australia & New Zealand Banking Group Ltd.	2,058,646	45,926,421
Bank of Queensland Ltd.	245,465	2,427,955
Bendigo & Adelaide Bank Ltd.	312,490	2,835,687
BGP Holdings PLC(b)	783,183	9
BHP Billiton Ltd.	2,265,408	52,038,460
BHP Billiton PLC	1,491,204	30,152,659
BlueScope Steel Ltd.	396,435	4,721,759
Boral Ltd.	880,837	5,332,412
Brambles Ltd.	1,142,950	8,957,378
Caltex Australia Ltd.	189,229	5,012,907
Challenger Ltd.	400,538	4,368,063
CIMIC Group Ltd.	74,710	2,988,058
Coca-Cola Amatil Ltd.	464,526	3,077,421
Cochlear Ltd.	38,265	5,100,824
Commonwealth Bank of Australia	1,215,192	75,838,299
Computershare Ltd.	331,169	4,195,829
Crown Resorts Ltd.	281,972	2,858,166
CSL Ltd.	314,977	34,613,989
Dexus	692,257	5,253,238
Domino’s Pizza Enterprises Ltd.(c)	43,030	1,563,967
Flight Centre Travel Group Ltd.	32,208	1,110,157
Fortescue Metals Group Ltd.	998,338	3,778,078
Goodman Group	1,307,292	8,566,015
GPT Group	1,292,293	5,140,515
Harvey Norman Holdings Ltd.	367,765	1,192,620
Healthscope Ltd.	1,359,653	2,222,563
Incitec Pivot Ltd.	1,228,234	3,721,625
Insurance Australia Group Ltd.	1,665,689	9,381,598
Lend Lease Group(a)	368,317	4,682,528
Macquarie Group Ltd.	224,714	17,380,472
Medibank Pvt Ltd.	1,953,672	5,003,040
Mirvac Group	2,490,284	4,554,237
National Australia Bank Ltd.	1,875,597	43,073,418
Newcrest Mining Ltd.	537,618	9,570,666
Oil Search Ltd.	997,823	6,041,428
Orica Ltd.	257,479	3,619,896
Origin Energy Ltd.(d)	1,221,822	8,950,085
QBE Insurance Group Ltd.	983,508	8,163,648
Ramsay Health Care Ltd.	93,520	5,106,794
REA Group Ltd.	40,018	2,386,168
Rio Tinto Ltd.	292,690	17,208,721
Santos Ltd.(d)	1,375,114	5,820,540
Scentre Group	3,745,225	12,216,805
Seek Ltd.	226,925	3,355,696
Sonic Healthcare Ltd.	271,891	4,835,152
South32 Ltd.	3,582,908	9,711,653
Stockland	1,669,556	5,823,970
Suncorp Group Ltd.	946,096	10,197,256
Sydney Airport(a)	721,816	3,960,689
Tabcorp Holdings Ltd.	1,394,363	6,049,610
Telstra Corp. Ltd.	2,933,623	8,292,905
TPG Telecom Ltd.(c)	244,536	1,251,294
Transurban Group(a)	1,530,947	14,816,577

Security	Shares	Value
Australia (continued)
Treasury Wine Estates Ltd.	547,571	$6,794,787
Vicinity Centres	2,330,012	4,935,174
Wesfarmers Ltd.	798,540	27,611,831
Westfield Corp.	1,383,580	10,222,150
Westpac Banking Corp.	2,379,006	57,865,809
Woodside Petroleum Ltd.	585,218	15,056,478
Woolworths Group Ltd.	913,542	19,409,390

		751,012,912
Austria — 0.3%
ANDRITZ AG	51,160	2,886,791
Erste Group Bank AG(d)	210,853	9,137,474
OMV AG	105,777	6,705,060
Raiffeisen Bank International AG(d)	101,467	3,676,702
Voestalpine AG	84,777	5,061,438

		27,467,465
Belgium — 1.1%
Ageas	132,590	6,476,971
Anheuser-Busch InBev SA	532,259	59,422,190
Colruyt SA	39,052	2,031,552
Groupe Bruxelles Lambert SA	57,322	6,183,938
KBC Group NV	173,963	14,824,055
Proximus	100,559	3,299,932
Solvay SA	55,948	7,778,808
Telenet Group Holding NV(d)	38,261	2,665,515
UCB SA	83,584	6,627,616
Umicore SA	129,520	6,132,636

		115,443,213
China — 0.0%
Minth Group Ltd.	513,998	3,090,933

Denmark — 1.8%
AP Moeller — Maersk A/S, Class A	6,971	11,958,821
Carlsberg A/S, Class B	77,072	9,243,876
Chr Hansen Holding A/S	73,448	6,889,412
Coloplast A/S, Class B	80,674	6,413,626
Danske Bank A/S	526,252	20,482,773
DSV A/S	134,994	10,622,112
Genmab A/S(d)	41,118	6,819,092
H Lundbeck A/S	47,953	2,431,745
ISS A/S	124,805	4,831,840
Novo Nordisk A/S, Class B	1,304,245	70,084,286
Novozymes A/S, Class B	154,544	8,822,502
Orsted A/S(e)	130,533	7,125,490
Pandora A/S	75,542	8,211,301
TDC A/S	617,827	3,796,764
Tryg A/S	69,538	1,739,495
Vestas Wind Systems A/S	146,031	10,090,780
William Demant Holding A/S(d)	85,086	2,376,651

		191,940,566
Finland — 0.9%
Elisa OYJ	98,555	3,865,668
Fortum OYJ	322,454	6,381,795
Kone OYJ, Class B	236,907	12,722,547
Metso OYJ	80,623	2,750,470
Neste OYJ	98,358	6,295,994
Nokia OYJ	4,133,646	19,313,781
Nokian Renkaat OYJ	81,475	3,695,242
Orion OYJ, Class B	68,199	2,542,806
Sampo OYJ, Class A	308,469	16,929,426
Stora Enso OYJ, Class R	394,200	6,245,241
UPM-Kymmene OYJ	369,529	11,471,961
Wartsila OYJ	97,205	6,134,809

		98,349,740

10	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2017	iShares MSCI EAFE International Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
France — 10.3%
Accor SA	133,742	$6,885,026
Aeroports de Paris	22,078	4,198,104
Air Liquide SA	297,519	37,402,359
Airbus SE	409,838	40,732,456
Alstom SA	110,630	4,585,796
Amundi SA(e)	41,995	3,556,756
Arkema SA	45,664	5,563,916
AtoS SE	65,033	9,455,158
AXA SA	1,362,214	40,366,788
BioMerieux	28,778	2,576,608
BNP Paribas SA	787,685	58,594,761
Bollore SA	612,124	3,320,637
Bouygues SA	152,781	7,927,452
Bureau Veritas SA	192,610	5,260,701
Capgemini SE	112,552	13,330,859
Carrefour SA	411,344	8,868,745
Casino Guichard-Perrachon SA	35,916	2,177,634
Cie Generale des Etablissements Michelin	118,533	16,956,752
CNP Assurances	130,820	3,017,669
Compagnie de Saint-Gobain	363,079	19,982,497
Credit Agricole SA	795,790	13,140,115
Danone SA	422,269	35,382,260
Dassault Aviation SA	1,684	2,618,399
Dassault Systemes SA	95,268	10,115,481
Edenred	156,519	4,531,204
Eiffage SA	49,882	5,459,159
Electricite de France SA	438,801	5,486,079
Engie SA	1,264,804	21,743,874
Essilor International SA	147,464	20,311,905
Eurazeo SA	28,206	2,605,774
Eutelsat Communications SA	111,557	2,582,826
Faurecia	52,739	4,110,216
Fonciere Des Regions	21,213	2,401,533
Gecina SA	32,574	6,015,011
Getlink SE, Registered Shares	346,970	4,462,862
Hermes International	22,091	11,818,084
ICADE	24,757	2,433,704
Iliad SA	17,875	4,283,140
Imerys SA	26,700	2,514,374
Ingenico Group SA	41,102	4,389,635
Ipsen SA	26,391	3,141,089
JCDecaux SA	49,182	1,978,097
Kering	52,523	24,723,989
Klepierre SA	149,748	6,582,073
L’Oreal SA	176,574	39,125,371
Lagardere SCA	79,738	2,553,539
Legrand SA	189,567	14,573,692
LVMH Moet Hennessy Louis Vuitton SE	195,014	57,237,626
Natixis SA	663,946	5,244,180
Orange SA	1,411,867	24,468,812
Pernod Ricard SA	149,476	23,640,351
Peugeot SA	408,560	8,298,352
Publicis Groupe SA	152,353	10,327,582
Remy Cointreau SA	14,784	2,048,397
Renault SA	133,573	13,407,793
Rexel SA	212,316	3,844,394
Safran SA	234,417	24,179,068
Sanofi	796,295	68,554,571
Schneider Electric SE(d)	396,922	33,651,228
SCOR SE	131,165	5,271,983
SEB SA	14,542	2,691,871
SES SA	259,772	4,055,051
Societe BIC SA	19,849	2,181,324
Societe Generale SA	536,377	27,653,170

Security	Shares	Value
France (continued)
Sodexo SA	61,737	$8,276,368
Suez	243,312	4,274,412
Teleperformance	40,138	5,745,744
Thales SA	74,749	8,044,469
TOTAL SA	1,661,874	91,735,299
UbiSoft Entertainment SA(d)	43,812	3,366,149
Unibail-Rodamco SE	69,519	17,496,748
Valeo SA	171,723	12,791,779
Veolia Environnement SA	335,922	8,565,725
Vinci SA	352,765	36,014,331
Vivendi SA	728,907	19,563,501
Wendel SA	19,452	3,370,570
Zodiac Aerospace	142,456	4,258,064

		1,094,103,071
Germany — 9.2%
adidas AG	131,158	26,230,242
Allianz SE, Registered Shares	315,370	72,171,696
Axel Springer SE	33,634	2,622,789
BASF SE	641,178	70,293,207
Bayer AG, Registered Shares	579,555	72,017,303
Bayerische Motoren Werke AG	233,736	24,234,241
Beiersdorf AG	72,754	8,529,171
Brenntag AG	107,014	6,746,541
Commerzbank AG(d)	767,450	11,448,260
Continental AG	77,640	20,875,829
Covestro AG(e)	84,994	8,751,528
Daimler AG, Registered Shares	675,179	57,093,428
Deutsche Bank AG, Registered Shares	1,469,986	27,803,270
Deutsche Boerse AG	133,786	15,485,115
Deutsche Lufthansa AG, Registered Shares	154,972	5,691,144
Deutsche Post AG, Registered Shares	683,027	32,466,677
Deutsche Telekom AG, Registered Shares	2,331,578	41,213,955
Deutsche Wohnen SE, Bearer Shares(c)	240,605	10,494,409
Drillisch AG	36,838	3,038,304
E.ON SE	1,555,538	16,856,074
Evonik Industries AG	115,708	4,345,893
Fraport AG Frankfurt Airport Services Worldwide	28,558	3,136,773
Fresenius Medical Care AG & Co. KGaA	149,030	15,649,588
Fresenius SE & Co. KGaA	291,360	22,659,572
GEA Group AG	127,912	6,119,840
Hannover Rueck SE	41,528	5,210,261
HeidelbergCement AG	103,932	11,206,501
Henkel AG & Co. KGaA	72,071	8,630,286
Hochtief AG(c)	13,496	2,383,493
HUGO BOSS AG	41,347	3,508,629
Infineon Technologies AG	792,088	21,571,878
Innogy SE(e)	99,822	3,906,700
K+S AG, Registered Shares(c)	131,922	3,275,338
KION Group AG(c)	47,118	4,055,973
Lanxess AG	67,247	5,330,625
Linde AG(d)	130,232	30,415,770
MAN SE	23,300	2,667,049
Merck KGaA	90,053	9,665,993
METRO AG(c)(d)	111,591	2,222,747
MTU Aero Engines AG	36,123	6,454,986
Muenchener Rueckversicherungs-Gesellschaft AG, Registered Shares	107,344	23,180,910
OSRAM Licht AG	69,214	6,197,649
ProSiebenSat.1 Media SE, Registered Shares	168,002	5,766,776
RWE AG(d)	370,212	7,533,963
SAP SE	689,066	77,089,398
Schaeffler AG	134,772	2,377,981
Siemens AG, Registered Shares	536,140	74,232,666
Symrise AG	84,135	7,213,643

SCHEDULES OF INVESTMENTS	11

Schedule of Investments (continued) December 31, 2017	iShares MSCI EAFE International Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Germany (continued)
Telefonica Deutschland Holding AG	479,740	$2,400,973
ThyssenKrupp AG	294,715	8,498,292
TUI AG	294,428	6,099,748
Uniper SE	139,821	4,361,867
United Internet AG, Registered Shares	88,680	6,076,454
Volkswagen AG	24,304	4,904,765
Vonovia SE	348,458	17,265,133
Wirecard AG	81,545	9,063,101
Zalando SE(c)(d)(e)	81,886	4,317,667

		973,062,064
Hong Kong — 3.5%
AIA Group Ltd.	8,447,199	71,848,870
ASM Pacific Technology Ltd.	180,704	2,506,913
Bank of East Asia Ltd.	845,932	3,658,412
BOC Hong Kong Holdings Ltd.	2,648,400	13,384,412
CK Asset Holdings Ltd.	1,811,439	15,790,610
CK Hutchison Holdings Ltd.	1,890,939	23,694,026
CK Infrastructure Holdings Ltd.	477,500	4,097,503
CLP Holdings Ltd.	1,121,187	11,473,265
First Pacific Co. Ltd.	1,337,250	909,004
Galaxy Entertainment Group Ltd.	1,664,000	13,285,027
Hang Lung Group Ltd.	641,000	2,356,798
Hang Lung Properties Ltd.	1,446,000	3,522,416
Hang Seng Bank Ltd.	547,953	13,594,118
Henderson Land Development Co. Ltd.	828,216	5,445,521
HK Electric Investments & HK Electric Investments Ltd.(c)(e)	1,858,000	1,700,365
HKT Trust & HKT Ltd.(a)	2,628,560	3,350,948
Hong Kong & China Gas Co. Ltd.	5,943,778	11,639,650
Hong Kong Exchanges & Clearing Ltd.	819,902	25,079,383
Hongkong Land Holdings Ltd.	837,700	5,892,241
Hysan Development Co. Ltd.	375,791	1,993,707
Jardine Matheson Holdings Ltd.	149,700	9,082,671
Jardine Strategic Holdings Ltd.	167,300	6,621,734
Kerry Properties Ltd.	429,500	1,929,441
Kingston Financial Group Ltd.(c)	2,838,000	2,719,173
Li & Fung Ltd.	4,137,980	2,267,438
Link REIT	1,579,914	14,617,064
Melco Resorts & Entertainment Ltd. — ADR	164,647	4,781,349
MGM China Holdings Ltd.	628,800	1,897,517
MTR Corp. Ltd.	1,021,500	5,978,969
New World Development Co. Ltd.	3,985,359	5,973,165
NWS Holdings Ltd.	939,220	1,691,406
PCCW Ltd.	3,003,000	1,742,858
Power Assets Holdings Ltd.	974,500	8,213,977
Sands China Ltd.	1,747,400	8,994,290
Shangri-La Asia Ltd.	1,079,905	2,445,547
Sino Land Co. Ltd.	2,304,349	4,076,641
SJM Holdings Ltd.	1,230,000	1,099,049
Sun Hung Kai Properties Ltd.	1,003,324	16,704,385
Swire Pacific Ltd., Class A	378,577	3,502,715
Swire Properties Ltd.	796,400	2,568,753
Techtronic Industries Co. Ltd.	940,000	6,115,103
WH Group Ltd.(e)	6,306,499	7,119,467
Wharf Holdings Ltd.	867,357	2,991,073
Wharf Real Estate Investment Co. Ltd.(d)	867,357	5,772,870
Wheelock & Co. Ltd.	541,000	3,856,377
Wynn Macau Ltd.	991,200	3,133,651
Yue Yuen Industrial Holdings Ltd.	549,785	2,158,649

		373,278,521
Ireland — 0.6%
AIB Group PLC	565,677	3,732,999
Bank of Ireland Group PLC(d)	597,134	5,083,369

Security	Shares	Value
Ireland (continued)
CRH PLC	593,922	$21,375,826
DCC PLC	61,531	6,192,306
James Hardie Industries PLC	297,787	5,229,994
Kerry Group PLC, Class A	110,652	12,413,595
Paddy Power Betfair PLC	59,318	7,060,328
Ryanair Holdings PLC(d)	9,354	167,579
Ryanair Holdings PLC, ADR(d)	17,450	1,818,116

		63,074,112
Israel — 0.5%
Azrieli Group Ltd.	34,725	1,940,596
Bank Hapoalim BM	701,569	5,152,159
Bank Leumi Le-Israel BM	956,516	5,757,467
Bezeq The Israeli Telecommunication Corp. Ltd.	1,766,568	2,670,427
Check Point Software Technologies Ltd.(c)(d)	88,820	9,203,528
Elbit Systems Ltd.	19,122	2,554,360
Frutarom Industries Ltd.	29,177	2,734,110
Israel Chemicals Ltd.	425,593	1,723,314
Mizrahi Tefahot Bank Ltd.	91,528	1,685,958
NICE Ltd.	41,226	3,767,084
Teva Pharmaceutical Industries Ltd. — ADR(c)	640,347	12,134,576

		49,323,579
Italy — 2.1%
Assicurazioni Generali SpA	865,767	15,758,201
Atlantia SpA	309,527	9,758,265
Davide Campari-Milano SpA	403,462	3,117,397
Enel SpA	5,744,146	35,322,296
Eni SpA	1,801,037	29,803,444
Ferrari NV	88,075	9,228,519
Intesa Sanpaolo SpA	10,100,123	33,427,266
Leonardo SpA	185,823	2,208,172
Luxottica Group SpA	119,497	7,333,805
Mediobanca SpA	421,339	4,774,075
Poste Italiane SpA(e)	365,122	2,749,023
Prysmian SpA	150,740	4,911,880
Recordati SpA	76,018	3,378,199
Snam SpA	1,642,534	8,044,278
Telecom Italia SpA(d)	7,991,171	6,901,147
Telecom Italia SpA, Non-Convertible Savings Shares	4,353,698	3,088,273
Tenaris SA	314,745	4,995,622
Terna — Rete Elettrica Nazionale SpA	987,199	5,738,645
UniCredit SpA(d)	1,424,968	26,581,675
UnipolSai SpA	654,772	1,527,314

		218,647,496
Japan — 23.9%
ABC-Mart, Inc.	20,800	1,192,211
Acom Co. Ltd.(c)(d)	328,100	1,378,507
Aeon Co. Ltd.	453,000	7,641,049
AEON Financial Service Co. Ltd.	76,500	1,777,932
Aeon Mall Co. Ltd.	92,350	1,803,658
Air Water, Inc.	111,300	2,342,988
Aisin Seiki Co. Ltd.	119,300	6,683,495
Ajinomoto Co., Inc.	367,800	6,919,872
Alfresa Holdings Corp.	141,600	3,316,620
Alps Electric Co. Ltd.	148,700	4,229,826
Amada Holdings Co. Ltd.	252,800	3,432,277
ANA Holdings, Inc.	76,400	3,187,142
Aozora Bank Ltd.	81,400	3,158,505
Asahi Glass Co. Ltd.	133,420	5,767,004
Asahi Group Holdings Ltd.	273,300	13,561,024
Asahi Kasei Corp.	885,000	11,389,407
Asics Corp.	104,500	1,661,006
Astellas Pharma, Inc.	1,430,700	18,174,570
Bandai Namco Holdings, Inc.	146,200	4,771,924

12	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2017	iShares MSCI EAFE International Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Japan (continued)
Bank of Kyoto Ltd.	49,600	$2,575,866
Benesse Holdings, Inc.	47,400	1,667,714
Bridgestone Corp.	450,100	20,831,623
Brother Industries Ltd.	166,800	4,099,868
Calbee, Inc.	52,100	1,693,129
Canon, Inc.	748,300	27,880,229
Casio Computer Co. Ltd.	152,500	2,188,293
Central Japan Railway Co.	102,800	18,397,145
Chiba Bank Ltd.	533,000	4,420,037
Chubu Electric Power Co., Inc.	479,200	5,943,853
Chugai Pharmaceutical Co. Ltd.	160,900	8,223,391
Chugoku Electric Power Co., Inc.	201,900	2,167,440
Coca-Cola Bottlers Japan, Inc.	81,800	2,984,771
Concordia Financial Group Ltd.	879,000	5,286,715
Credit Saison Co. Ltd.	100,300	1,821,379
CYBERDYNE, Inc.(c)(d)	64,800	1,113,972
Dai Nippon Printing Co. Ltd.	183,500	4,085,307
Dai-ichi Life Holdings, Inc.	764,200	15,705,947
Daicel Corp.	181,500	2,059,716
Daifuku Co. Ltd.	68,700	3,732,514
Daiichi Sankyo Co. Ltd.	397,500	10,335,814
Daikin Industries Ltd.	173,100	20,454,007
Daito Trust Construction Co. Ltd.	50,600	10,308,794
Daiwa House Industry Co. Ltd.	394,100	15,112,701
Daiwa House REIT Investment Corp.	951	2,259,443
Daiwa Securities Group, Inc.	1,099,000	6,875,907
DeNA Co. Ltd.	80,700	1,661,376
Denso Corp.	335,800	20,117,357
Dentsu, Inc.	146,913	6,212,215
Disco Corp.	19,200	4,255,478
Don Quijote Holdings Co. Ltd.	81,300	4,238,162
East Japan Railway Co.	229,749	22,404,711
Eisai Co. Ltd.	189,000	10,737,009
Electric Power Development Co. Ltd.	96,300	2,590,428
FamilyMart UNY Holdings Co. Ltd.	56,300	3,943,147
FANUC Corp.	136,300	32,697,865
Fast Retailing Co. Ltd.	38,400	15,268,356
Fuji Electric Co. Ltd.	384,800	2,890,755
FUJIFILM Holdings Corp.	289,500	11,813,030
Fujitsu Ltd.	1,439,000	10,201,830
Fukuoka Financial Group, Inc.	490,000	2,741,895
Hachijuni Bank Ltd.	249,300	1,424,579
Hakuhodo DY Holdings, Inc.	150,200	1,947,022
Hamamatsu Photonics KK	94,100	3,156,164
Hankyu Hanshin Holdings, Inc.	179,700	7,218,201
Hikari Tsushin, Inc.	16,600	2,383,336
Hino Motors Ltd.	171,500	2,215,157
Hirose Electric Co. Ltd.	22,200	3,241,333
Hisamitsu Pharmaceutical Co., Inc.	45,600	2,754,909
Hitachi Chemical Co. Ltd.	76,500	1,958,853
Hitachi Construction Machinery Co. Ltd.	79,600	2,884,828
Hitachi High-Technologies Corp.	51,300	2,156,107
Hitachi Ltd.	3,392,000	26,315,805
Hitachi Metals Ltd.	155,000	2,216,890
Honda Motor Co. Ltd.	1,210,200	41,301,102
Hoshizaki Corp.	37,400	3,313,452
Hoya Corp.	271,800	13,536,501
Hulic Co. Ltd.	193,400	2,168,649
Idemitsu Kosan Co. Ltd.	88,800	3,556,950
IHI Corp.	109,500	3,631,722
Iida Group Holdings Co. Ltd.	87,500	1,646,981
Inpex Corp.	650,000	8,089,912
Isetan Mitsukoshi Holdings Ltd.	212,805	2,633,427
Isuzu Motors Ltd.	378,300	6,316,579

Security	Shares	Value
Japan (continued)
ITOCHU Corp.	1,058,400	$19,730,175
J. Front Retailing Co. Ltd.	175,200	3,292,382
Japan Airlines Co. Ltd.	94,480	3,691,319
Japan Airport Terminal Co. Ltd.	31,500	1,166,244
Japan Exchange Group, Inc.	356,900	6,192,270
Japan Post Bank Co. Ltd.	287,300	3,731,375
Japan Post Holdings Co. Ltd.	1,135,400	13,004,774
Japan Prime Realty Investment Corp.	565	1,795,163
Japan Real Estate Investment Corp.	806	3,827,025
Japan Retail Fund Investment Corp.	1,950	3,574,378
Japan Tobacco, Inc.	771,600	24,847,908
JFE Holdings, Inc.	377,500	9,021,272
JGC Corp.	132,700	2,563,688
JSR Corp.	126,400	2,483,035
JTEKT Corp.	169,700	2,907,663
JXTG Holdings, Inc.	2,151,210	13,824,333
Kajima Corp.	610,800	5,868,506
Kakaku.com, Inc.	86,900	1,466,929
Kamigumi Co. Ltd.	70,500	1,558,004
Kaneka Corp.	211,000	1,923,170
Kansai Electric Power Co., Inc.	488,000	5,968,253
Kansai Paint Co. Ltd.	143,800	3,731,501
Kao Corp.	350,600	23,689,887
Kawasaki Heavy Industries Ltd.	106,000	3,708,371
KDDI Corp.	1,282,200	31,849,232
Keihan Holdings Co. Ltd.	63,000	1,853,448
Keikyu Corp.	169,300	3,248,548
Keio Corp.	76,400	3,355,838
Keisei Electric Railway Co. Ltd.	88,400	2,838,266
Keyence Corp.	68,184	38,089,709
Kikkoman Corp.	102,300	4,136,973
Kintetsu Group Holdings Co. Ltd.	120,600	4,615,363
Kirin Holdings Co. Ltd.	603,100	15,198,967
Kobe Steel Ltd.(d)	219,300	2,023,844
Koito Manufacturing Co. Ltd.	75,400	5,279,008
Komatsu Ltd.	643,000	23,237,835
Konami Holdings Corp.	66,200	3,640,485
Konica Minolta, Inc.	337,200	3,235,405
Kose Corp.	19,200	2,991,879
Kubota Corp.	739,800	14,470,069
Kuraray Co. Ltd.	238,900	4,497,994
Kurita Water Industries Ltd.	62,600	2,029,580
Kyocera Corp.	224,500	14,656,929
Kyowa Hakko Kirin Co. Ltd.	180,000	3,465,296
Kyushu Electric Power Co., Inc.	292,500	3,063,811
Kyushu Financial Group, Inc.	234,800	1,415,209
Kyushu Railway Co.	111,500	3,451,183
Lawson, Inc.	33,200	2,206,256
LINE Corp.(d)	23,300	951,530
Lion Corp.	145,300	2,746,457
LIXIL Group Corp.	179,300	4,844,193
M3, Inc.	149,600	5,244,101
Mabuchi Motor Co. Ltd.	32,400	1,751,365
Makita Corp.	152,900	6,412,243
Marubeni Corp.	1,176,900	8,508,618
Marui Group Co. Ltd.	141,400	2,584,808
Maruichi Steel Tube Ltd.	39,600	1,157,140
Mazda Motor Corp.	392,380	5,243,506
McDonald’s Holdings Co. Japan Ltd.	48,000	2,109,319
Mebuki Financial Group, Inc.	702,700	2,968,591
Medipal Holdings Corp.	113,200	2,210,071
MEIJI Holdings Co. Ltd.	90,100	7,668,289
Minebea Mitsumi, Inc.	279,000	5,819,150
MISUMI Group, Inc.	189,900	5,513,198

SCHEDULES OF INVESTMENTS	13

Schedule of Investments (continued) December 31, 2017	iShares MSCI EAFE International Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Japan (continued)
Mitsubishi Chemical Holdings Corp.	1,019,300	$11,153,110
Mitsubishi Corp.	1,063,800	29,332,968
Mitsubishi Electric Corp.	1,368,300	22,676,260
Mitsubishi Estate Co. Ltd.	870,400	15,112,785
Mitsubishi Gas Chemical Co., Inc.	125,700	3,599,414
Mitsubishi Heavy Industries Ltd.	229,020	8,538,797
Mitsubishi Materials Corp.	80,900	2,870,776
Mitsubishi Motors Corp.	465,800	3,351,008
Mitsubishi Tanabe Pharma Corp.	148,500	3,060,600
Mitsubishi UFJ Financial Group, Inc.	8,356,473	60,818,085
Mitsubishi UFJ Lease & Finance Co. Ltd.	293,600	1,742,598
Mitsui & Co. Ltd.	1,180,500	19,151,741
Mitsui Chemicals, Inc.	139,500	4,473,410
Mitsui Fudosan Co. Ltd.	615,600	13,768,178
Mitsui OSK Lines Ltd.	81,200	2,698,614
Mixi, Inc.	25,000	1,119,698
Mizuho Financial Group, Inc.	17,072,463	30,868,524
MS&AD Insurance Group Holdings, Inc.	331,670	11,187,379
Murata Manufacturing Co. Ltd.	135,600	18,155,211
Nabtesco Corp.	72,700	2,777,993
Nagoya Railroad Co. Ltd.	125,600	3,163,015
NEC Corp.	191,800	5,166,569
Nexon Co. Ltd.(d)	137,600	3,990,436
NGK Insulators Ltd.	195,600	3,684,524
NGK Spark Plug Co. Ltd.	108,100	2,620,056
NH Foods Ltd.	118,000	2,874,391
Nidec Corp.	165,600	23,186,821
Nikon Corp.	228,500	4,598,153
Nintendo Co. Ltd.	79,100	28,483,638
Nippon Building Fund, Inc.	908	4,440,275
Nippon Electric Glass Co. Ltd.	52,700	2,005,833
Nippon Express Co. Ltd.	51,400	3,413,332
Nippon Paint Holdings Co. Ltd.	117,000	3,696,774
Nippon Prologis REIT, Inc.	1,220	2,580,217
Nippon Steel & Sumitomo Metal Corp.	551,500	14,090,457
Nippon Telegraph & Telephone Corp.	489,000	22,989,881
Nippon Yusen KK(c)(d)	123,600	3,007,387
Nissan Chemical Industries Ltd.	85,800	3,417,817
Nissan Motor Co. Ltd.	1,629,000	16,218,470
Nisshin Seifun Group, Inc.	146,740	2,961,737
Nissin Foods Holdings Co. Ltd.	47,500	3,463,153
Nitori Holdings Co. Ltd.	54,900	7,813,611
Nitto Denko Corp.	118,610	10,490,899
NOK Corp.	60,700	1,412,517
Nomura Holdings, Inc.	2,528,600	14,822,026
Nomura Real Estate Holdings, Inc.	91,900	2,053,262
Nomura Real Estate Master Fund, Inc.	2,958	3,672,724
Nomura Research Institute Ltd.	87,270	4,050,757
NSK Ltd.	268,000	4,198,756
NTT Data Corp.	473,500	5,617,518
NTT DOCOMO, Inc.	948,200	22,419,233
Obayashi Corp.	470,500	5,683,696
Obic Co. Ltd.	47,600	3,496,093
Odakyu Electric Railway Co. Ltd.	198,400	4,239,150
Oji Holdings Corp.	577,000	3,831,766
Olympus Corp.	217,200	8,308,981
Omron Corp.	140,300	8,344,894
Ono Pharmaceutical Co. Ltd.	293,400	6,824,986
Oracle Corp. Japan	25,300	2,093,853
Oriental Land Co. Ltd.	152,300	13,856,189
ORIX Corp.	947,400	15,973,998
Osaka Gas Co. Ltd.	250,000	4,807,337
Otsuka Corp.	33,900	2,596,245
Otsuka Holdings Co. Ltd.	282,700	12,398,423

Security	Shares	Value
Japan (continued)
Panasonic Corp.	1,527,100	$22,286,354
Park24 Co. Ltd.	80,300	1,922,334
Pola Orbis Holdings, Inc.	63,600	2,228,592
Rakuten, Inc.	673,100	6,152,585
Recruit Holdings Co. Ltd.	777,300	19,300,324
Renesas Electronics Corp.(d)	332,500	3,856,147
Resona Holdings, Inc.	1,577,156	9,397,911
Ricoh Co. Ltd.	472,400	4,377,640
Rinnai Corp.	24,800	2,243,809
Rohm Co. Ltd.	64,600	7,116,446
Ryohin Keikaku Co. Ltd.	17,500	5,447,557
Sankyo Co. Ltd.	29,600	930,824
Santen Pharmaceutical Co. Ltd.	278,000	4,353,579
SBI Holdings, Inc.	133,640	2,784,449
Secom Co. Ltd.	147,200	11,105,192
Sega Sammy Holdings, Inc.	107,632	1,335,858
Seibu Holdings, Inc.	153,000	2,890,528
Seiko Epson Corp.	191,900	4,517,596
Sekisui Chemical Co. Ltd.	274,200	5,489,569
Sekisui House Ltd.	411,500	7,422,908
Seven & i Holdings Co. Ltd.	522,500	21,645,293
Seven Bank Ltd.	430,600	1,470,575
Sharp Corp.(d)	117,600	4,025,331
Shimadzu Corp.	169,500	3,845,344
Shimamura Co. Ltd.	13,100	1,439,160
Shimano, Inc.	49,800	6,999,814
Shimizu Corp.	364,900	3,763,551
Shin-Etsu Chemical Co. Ltd.	272,600	27,620,642
Shinsei Bank Ltd.	116,200	2,002,444
Shionogi & Co. Ltd.	207,000	11,185,218
Shiseido Co. Ltd.	259,900	12,523,302
Shizuoka Bank Ltd.	357,000	3,674,912
Showa Shell Sekiyu KK	135,500	1,833,574
SMC Corp.	40,100	16,456,401
Softbank Group Corp.	577,800	45,744,756
Sohgo Security Services Co. Ltd.	46,300	2,516,429
Sompo Holdings, Inc.	248,175	9,579,745
Sony Corp.	881,700	39,573,194
Sony Financial Holdings, Inc.	115,000	2,032,464
Stanley Electric Co. Ltd.	109,300	4,422,550
Start Today Co. Ltd.	137,900	4,185,690
Subaru Corp.	439,200	13,926,070
Sumco Corp.	163,000	4,138,027
Sumitomo Chemical Co. Ltd.	1,062,000	7,599,298
Sumitomo Corp.	856,100	14,520,962
Sumitomo Dainippon Pharma Co. Ltd.	135,100	1,999,908
Sumitomo Electric Industries Ltd.	527,400	8,890,536
Sumitomo Heavy Industries Ltd.	94,200	3,969,173
Sumitomo Metal Mining Co. Ltd.	177,400	8,116,097
Sumitomo Mitsui Financial Group, Inc.	942,050	40,606,587
Sumitomo Mitsui Trust Holdings, Inc.	241,382	9,550,514
Sumitomo Realty & Development Co. Ltd.	256,000	8,401,659
Sumitomo Rubber Industries Ltd.	117,100	2,170,244
Sundrug Co. Ltd.	48,800	2,263,653
Suntory Beverage & Food Ltd.	91,900	4,086,780
Suruga Bank Ltd.	110,700	2,367,028
Suzuken Co. Ltd.	48,400	1,987,126
Suzuki Motor Corp.	240,200	13,903,644
Sysmex Corp.	113,800	8,935,682
T&D Holdings, Inc.	370,600	6,322,617
Taiheiyo Cement Corp.	77,700	3,345,273
Taisei Corp.	148,500	7,385,033
Taisho Pharmaceutical Holdings Co. Ltd.	21,000	1,672,696
Taiyo Nippon Sanso Corp.	98,400	1,373,085

14	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2017	iShares MSCI EAFE International Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Japan (continued)
Takashimaya Co. Ltd.	210,000	$2,207,349
Takeda Pharmaceutical Co. Ltd.	503,200	28,490,014
TDK Corp.	90,300	7,176,213
Teijin Ltd.	134,500	2,988,576
Temp Holdings Co. Ltd.	123,300	3,086,984
Terumo Corp.	225,200	10,654,128
THK Co. Ltd.	77,600	2,900,672
Tobu Railway Co. Ltd.	135,000	4,356,924
Toho Co. Ltd.	73,400	2,540,735
Toho Gas Co. Ltd.	47,200	1,292,242
Tohoku Electric Power Co., Inc.	299,000	3,817,302
Tokio Marine Holdings, Inc.	479,800	21,822,759
Tokyo Electric Power Co. Holdings, Inc.(d)	1,084,400	4,279,773
Tokyo Electron Ltd.	109,100	19,680,485
Tokyo Gas Co. Ltd.	281,800	6,438,687
Tokyo Tatemono Co. Ltd.	124,900	1,683,419
Tokyu Corp.	363,200	5,789,433
Tokyu Fudosan Holdings Corp.	338,700	2,444,336
Toppan Printing Co. Ltd.	353,000	3,188,691
Toray Industries, Inc.	1,040,100	9,789,736
Toshiba Corp.(d)	4,528,000	12,739,081
Tosoh Corp.	210,000	4,737,642
Toto Ltd.	96,200	5,664,661
Toyo Seikan Group Holdings Ltd.	108,000	1,733,647
Toyo Suisan Kaisha Ltd.	64,900	2,770,635
Toyoda Gosei Co. Ltd.	43,000	1,090,987
Toyota Industries Corp.	113,100	7,249,591
Toyota Motor Corp.	1,829,488	116,593,182
Toyota Tsusho Corp.	144,400	5,801,016
Trend Micro, Inc.	88,000	4,981,070
Tsuruha Holdings, Inc.	24,000	3,259,918
Unicharm Corp.	282,800	7,343,491
United Urban Investment Corp.	2,094	3,012,535
USS Co. Ltd.	140,000	2,960,542
West Japan Railway Co.	119,100	8,688,819
Yahoo! Japan Corp.	1,038,200	4,756,502
Yakult Honsha Co. Ltd.	65,100	4,912,137
Yamada Denki Co. Ltd.	411,700	2,267,341
Yamaguchi Financial Group, Inc.	151,000	1,789,556
Yamaha Corp.	122,700	4,526,004
Yamaha Motor Co. Ltd.	197,700	6,476,312
Yamato Holdings Co. Ltd.	229,600	4,609,300
Yamazaki Baking Co. Ltd.	86,600	1,686,230
Yaskawa Electric Corp.	177,600	7,781,565
Yokogawa Electric Corp.	165,300	3,156,016
Yokohama Rubber Co. Ltd.	94,600	2,310,730

		2,528,884,246
Jersey — 0.1%
Experian PLC	668,378	14,732,900

Luxembourg — 0.2%
ArcelorMittal(d)	458,340	14,870,068
Eurofins Scientific SE	7,391	4,492,352
RTL Group SA	28,674	2,301,928

		21,664,348
Mexico — 0.0%
Fresnillo PLC	157,551	3,027,197

Netherlands — 4.4%
ABN AMRO Group NV(e)	302,476	9,752,087
Aegon NV	1,205,648	7,660,640
AerCap Holdings NV(c)(d)	97,523	5,130,685
Akzo Nobel NV	174,965	15,352,324
Altice NV, Class A(c)(d)	404,449	4,241,227

Security	Shares	Value
Netherlands (continued)
ASML Holding NV	271,644	$47,227,544
CNH Industrial NV	730,936	9,778,847
EXOR NV	72,834	4,465,620
Heineken Holding NV	78,452	7,756,562
Heineken NV	182,560	19,031,369
ING Groep NV	2,725,991	50,040,285
Koninklijke Ahold Delhaize NV	922,028	20,268,902
Koninklijke Boskalis Westminster NV	70,356	2,651,263
Koninklijke DSM NV	125,188	11,958,438
Koninklijke KPN NV	2,312,497	8,073,573
Koninklijke Philips NV	650,610	24,566,141
Koninklijke Vopak NV	56,102	2,457,503
NN Group NV	214,778	9,289,906
NXP Semiconductors NV(d)	244,625	28,643,141
QIAGEN NV(d)	154,462	4,817,743
Randstad Holding NV	84,693	5,196,676
Royal Dutch Shell PLC, Class B	2,624,971	88,393,373
Unilever NV CVA	1,141,656	64,278,569
Wolters Kluwer NV	205,801	10,728,322

		461,760,740
New Zealand — 0.2%
Auckland International Airport Ltd.	666,784	3,060,724
Fisher & Paykel Healthcare Corp. Ltd.	396,372	4,021,420
Fletcher Building Ltd.	456,145	2,456,867
Mercury NZ Ltd.	454,486	1,085,458
Meridian Energy Ltd.	1,024,565	2,123,872
Ryman Healthcare Ltd.	309,098	2,316,971
Spark New Zealand Ltd.	1,208,884	3,109,955

		18,175,267
Norway — 0.7%
DNB ASA	706,367	13,075,844
Gjensidige Forsikring ASA	147,880	2,789,353
Marine Harvest ASA(d)	306,027	5,175,124
Norsk Hydro ASA	918,816	6,965,378
Orkla ASA	564,188	5,978,746
Schibsted ASA, Class B	61,787	1,642,389
Statoil ASA	804,910	17,231,881
Telenor ASA	511,752	10,954,970
Yara International ASA	125,592	5,766,476

		69,580,161
Portugal — 0.1%
EDP — Energias de Portugal SA	1,561,762	5,406,145
Galp Energia SGPS SA	341,310	6,270,818
Jeronimo Martins SGPS SA	175,617	3,412,512

		15,089,475
Singapore — 1.3%
Ascendas Real Estate Investment Trust	1,753,146	3,558,097
CapitaLand Commercial Trust	2,021,960	2,912,464
CapitaLand Ltd.	1,894,849	4,984,757
CapitaLand Mall Trust	1,654,900	2,632,832
City Developments Ltd.	288,935	2,687,129
ComfortDelGro Corp. Ltd.	1,633,016	2,412,767
DBS Group Holdings Ltd.	1,231,107	22,770,901
Genting Singapore PLC	4,224,427	4,125,741
Global Logistic Properties Ltd.	2,046,400	5,156,356
Golden Agri-Resources Ltd.	4,730,350	1,305,912
Hutchison Port Holdings Trust	3,945,300	1,633,323
Jardine Cycle & Carriage Ltd.	76,156	2,311,662
Keppel Corp. Ltd.	960,377	5,255,379
Oversea-Chinese Banking Corp. Ltd.	2,185,598	20,191,051
SATS Ltd.	510,700	1,985,599
SembCorp Industries Ltd.	828,690	1,871,885

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (continued) December 31, 2017	iShares MSCI EAFE International Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Singapore (continued)
Singapore Airlines Ltd.	436,609	$3,477,521
Singapore Exchange Ltd.	551,000	3,059,639
Singapore Press Holdings Ltd.(c)	816,785	1,615,892
Singapore Technologies Engineering Ltd.	1,128,313	2,745,055
Singapore Telecommunications Ltd.	5,679,431	15,142,072
StarHub Ltd.	296,557	631,054
Suntec Real Estate Investment Trust	1,614,600	2,589,312
United Overseas Bank Ltd.	909,147	17,922,030
UOL Group Ltd.	388,899	2,572,275
Wilmar International Ltd.	1,175,470	2,708,838
Yangzijiang Shipbuilding Holdings Ltd.	1,756,083	1,925,584

		140,185,127
Spain — 3.1%
Abertis Infraestructuras SA	519,064	11,548,997
ACS Actividades de Construccion y Servicios SA	183,985	7,187,114
Aena SME SA(e)	47,130	9,538,128
Amadeus IT Group SA	306,421	22,050,811
Banco Bilbao Vizcaya Argentaria SA	4,707,946	40,009,099
Banco de Sabadell SA	3,718,119	7,370,966
Banco Santander SA	11,350,427	74,416,027
Bankia SA	694,934	3,316,885
Bankinter SA	489,104	4,626,777
CaixaBank SA	2,479,192	11,525,311
Enagas SA	105,773	3,025,046
Endesa SA	209,988	4,491,184
Ferrovial SA	324,497	7,363,855
Gas Natural SDG SA	254,433	5,871,922
Grifols SA	212,959	6,226,709
Iberdrola SA	3,985,593	30,853,601
Industria de Diseno Textil SA	769,332	26,751,007
Mapfre SA	788,268	2,528,495
Red Electrica Corp. SA	294,739	6,616,073
Repsol SA	857,781	15,145,349
Siemens Gamesa Renewable Energy SA	174,013	2,382,847
Telefonica SA	3,187,126	31,035,402

		333,881,605
Sweden — 2.7%
Alfa Laval AB	222,168	5,254,997
Assa Abloy AB, Class B	709,675	14,712,601
Atlas Copco AB, A Shares	464,632	20,051,678
Atlas Copco AB, B Shares	272,759	10,454,056
Boliden AB	185,228	6,334,375
Electrolux AB, Class B	164,124	5,284,031
Essity AB, Class B(d)	435,980	12,389,636
Getinge AB, Class B	157,998	2,291,085
Hennes & Mauritz AB, Class B	660,990	13,671,812
Hexagon AB, Class B	181,342	9,096,849
Husqvarna AB, Class B	299,420	2,848,831
ICA Gruppen AB	58,761	2,134,727
Industrivarden AB, Class C	121,322	2,992,746
Investor AB, Class B	316,738	14,445,684
Kinnevik AB, Class B	173,527	5,863,623
L E Lundbergforetagen AB, B Shares	24,406	1,823,160
Lundin Petroleum AB(d)	130,999	2,998,724
Millicom International Cellular SA	46,585	3,146,139
Nordea Bank AB	2,117,056	25,633,250
Sandvik AB	783,045	13,706,954
Securitas AB, Class B	224,674	3,918,794
Skandinaviska Enskilda Banken AB, Class A	1,056,491	12,405,726
Skanska AB, Class B	253,970	5,262,442
SKF AB, Class B	261,771	5,815,441
Svenska Handelsbanken AB, Class A	1,070,273	14,626,387
Swedbank AB, Class A	628,504	15,162,524

Security	Shares	Value
Sweden (continued)
Swedish Match AB	120,726	$4,755,598
Tele2 AB, Class B	250,522	3,078,919
Telefonaktiebolaget LM Ericsson, Class B	2,163,735	14,280,063
Telia Co. AB	1,846,449	8,230,323
Volvo AB, Class B	1,088,807	20,275,629

		282,946,804
Switzerland — 8.7%
ABB Ltd., Registered Shares	1,283,593	34,380,181
Adecco SA, Registered Shares	112,074	8,564,704
Baloise Holding AG, Registered Shares	34,218	5,319,032
Barry Callebaut AG, Registered Shares(d)	1,487	3,099,478
Chocoladefabriken Lindt & Spruengli AG	665	4,060,496
Chocoladefabriken Lindt & Spruengli AG, Registered Shares	70	5,063,318
Cie Financiere Richemont SA, Registered Shares	367,359	33,270,906
Clariant AG(d)	161,411	4,510,206
Coca-Cola HBC AG(d)	121,801	3,979,683
Credit Suisse Group AG, Registered Shares(d)	1,709,285	30,486,310
Dufry AG(d)	23,177	3,440,396
EMS-Chemie Holding AG, Registered Shares	5,521	3,683,414
Ferguson PLC	181,781	13,045,316
Geberit AG, Registered Shares	26,407	11,623,476
Givaudan SA, Registered Shares	6,390	14,760,430
Glencore PLC(d)	8,575,099	44,881,749
Julius Baer Group Ltd.(d)	156,577	9,575,007
Kuehne & Nagel International AG, Registered Shares	38,417	6,796,705
LafargeHolcim Ltd.(d)	323,240	18,205,465
Lonza Group AG, Registered Shares(d)	52,196	14,077,588
Nestle SA, Registered Shares	2,181,114	187,523,992
Novartis AG, Registered Shares	1,555,998	130,941,015
Pargesa Holding SA, Bearer Shares	29,397	2,546,229
Partners Group Holding AG	12,248	8,392,240
Roche Holding AG	492,381	124,501,093
Schindler Holding AG, Participation Certificates	29,556	6,797,600
Schindler Holding AG, Registered Shares	13,304	3,008,426
SGS SA, Registered Shares	3,779	9,851,987
Sika AG, Bearer Shares	1,545	12,258,028
Sonova Holding AG, Registered Shares	37,013	5,781,085
STMicroelectronics NV	457,575	9,981,554
Straumann Holding AG, Registered Shares	6,930	4,888,765
Swatch Group AG, Bearer Shares	22,646	9,220,950
Swatch Group AG, Registered Shares	38,124	2,907,845
Swiss Life Holding AG, Registered Shares(d)	22,645	8,004,421
Swiss Prime Site AG, Registered Shares(d)	45,904	4,240,358
Swiss Re AG	222,981	20,853,348
Swisscom AG, Registered Shares	17,691	9,407,316
UBS Group AG, Registered Shares(d)	2,564,703	47,120,675
Vifor Pharma AG	36,655	4,692,570
Zurich Insurance Group AG	106,303	32,320,740

		918,064,097
United Arab Emirates — 0.0%
Mediclinic International PLC	230,498	2,021,307

United Kingdom — 16.0%
3i Group PLC	684,573	8,427,859
Admiral Group PLC	147,417	3,976,177
Anglo American PLC	929,245	19,327,343
Antofagasta PLC	291,525	3,934,449
Ashtead Group PLC	350,914	9,412,030
Associated British Foods PLC	241,742	9,204,146
AstraZeneca PLC	883,988	61,000,155
Auto Trader Group PLC(e)	684,935	3,262,573
Aviva PLC	2,805,675	19,135,610
Babcock International Group PLC	186,632	1,777,728

16	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2017	iShares MSCI EAFE International Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
United Kingdom (continued)
BAE Systems PLC	2,204,563	$17,033,181
Barclays PLC	11,895,391	32,562,087
Barratt Developments PLC	762,041	6,647,638
Berkeley Group Holdings PLC	91,837	5,204,020
BP PLC	13,817,747	96,935,490
British American Tobacco PLC	1,607,373	108,656,495
British Land Co. PLC	662,312	6,168,351
BT Group PLC	5,984,576	21,953,578
Bunzl PLC	237,077	6,623,975
Burberry Group PLC	317,844	7,663,171
Capita PLC	433,266	2,340,983
Carnival PLC	129,125	8,495,842
Centrica PLC	4,133,272	7,662,082
Cobham PLC(d)	1,764,077	3,008,175
Coca-Cola European Partners PLC	147,327	5,873,151
Compass Group PLC	1,112,475	23,987,421
ConvaTec Group PLC(e)	951,319	2,623,097
Croda International PLC	91,498	5,454,438
Diageo PLC	1,767,230	64,776,713
Direct Line Insurance Group PLC	909,037	4,677,713
easyJet PLC	99,665	1,969,999
Fiat Chrysler Automobiles NV(d)	733,240	13,090,749
G4S PLC	1,025,787	3,691,897
GKN PLC	1,195,188	5,139,685
GlaxoSmithKline PLC	3,432,908	60,794,061
Hammerson PLC	524,391	3,868,921
Hargreaves Lansdown PLC	189,831	4,610,193
HSBC Holdings PLC	14,086,633	145,487,700
IMI PLC	175,672	3,161,659
Imperial Brands PLC	673,729	28,737,668
InterContinental Hotels Group PLC	130,109	8,275,556
International Consolidated Airlines Group SA	437,002	3,787,110
Intertek Group PLC	114,246	7,989,633
Investec PLC	434,669	3,129,725
ITV PLC	2,447,327	5,468,551
J. Sainsbury PLC	1,201,950	3,913,941
John Wood Group PLC	460,143	4,026,079
Johnson Matthey PLC	132,741	5,500,572
Kingfisher PLC	1,486,037	6,775,525
Land Securities Group PLC	513,937	6,982,727
Legal & General Group PLC	4,133,144	15,216,508
Lloyds Banking Group PLC	50,425,375	46,239,158
London Stock Exchange Group PLC	230,326	11,780,437
Marks & Spencer Group PLC	1,200,827	5,094,652
Meggitt PLC	568,626	3,692,291
Merlin Entertainments PLC(e)	513,907	2,517,643
Micro Focus International PLC	308,585	10,487,819
Mondi PLC	262,998	6,835,018
National Grid PLC	2,408,985	28,398,382
Next PLC	106,426	6,486,589
Old Mutual PLC	3,382,763	10,582,296
Pearson PLC	571,234	5,658,648
Persimmon PLC	217,962	8,057,429
Prudential PLC	1,812,266	46,412,716
Randgold Resources Ltd.	64,142	6,368,982
Reckitt Benckiser Group PLC	470,013	43,849,172
RELX NV	664,174	15,265,638
RELX PLC	760,331	17,828,393
Rio Tinto PLC	859,886	45,107,555
Rolls-Royce Holdings PLC(d)	1,150,099	13,125,826
Royal Bank of Scotland Group PLC(d)	2,491,319	9,341,920
Royal Dutch Shell PLC, Class A	3,161,203	105,531,033
Royal Mail PLC	645,756	3,945,312
RSA Insurance Group PLC	703,410	5,995,836
Sage Group PLC	740,073	7,956,155
Schroders PLC	88,696	4,198,536

Security	Shares	Value
United Kingdom (continued)
Segro PLC	684,598	$5,418,958
Severn Trent PLC	175,093	5,101,964
Shire PLC	631,309	32,715,144
Sky PLC(d)	709,495	9,682,677
Smith & Nephew PLC	611,915	10,588,035
Smiths Group PLC	268,876	5,396,204
SSE PLC	695,252	12,360,046
St. James’s Place PLC	360,766	5,959,905
Standard Chartered PLC(d)	2,327,533	24,442,776
Standard Life Aberdeen PLC	1,911,178	11,241,574
Taylor Wimpey PLC	2,293,489	6,391,292
Tesco PLC	5,716,281	16,149,583
Travis Perkins PLC	165,870	3,509,289
Unilever PLC	886,801	49,187,428
United Utilities Group PLC	477,390	5,346,530
Vodafone Group PLC	18,619,457	58,855,983
Weir Group PLC	154,616	4,431,867
Whitbread PLC	135,225	7,302,966
WM Morrison Supermarkets PLC	1,514,672	4,497,033
Worldpay Group PLC(e)	1,472,091	8,447,729
WPP PLC	881,540	15,925,676

		1,693,134,225
Total Common Stocks — 98.8% (Cost — $9,011,926,093)		10,461,941,171

Preferred Securities

Preferred Stocks — 0.5%
Germany — 0.5%
Bayerische Motoren Werke AG, Preference Shares, 0.00%	41,916	3,740,332
Fuchs Petrolub SE, Preference Shares, 0.00%	49,154	2,602,743
Henkel AG & Co. KGaA, Preference Shares, 0.00%	126,517	16,707,238
Porsche Automobil Holding SE, Preference Shares, 0.00%	104,566	8,738,607
Volkswagen AG, Preference Shares, 0.00%	130,065	25,835,183

		57,624,103

Total Preferred Securities — 0.5%		57,624,103

Rights — 0.0%

Spain — 0.0%
Repsol SA (Expires 01/10/18)(d)	810,643	368,634

Total Long-Term Investments — 99.3% (Cost — $9,059,924,704)		10,519,933,908

Short-Term Securities — 0.8%
BlackRock Cash Funds: Institutional, SL Agency Shares, 1.53%(f)(g)(h)	49,359,160	49,364,096
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.21%,(g)(h)	31,372,620	31,372,620

		80,736,716

Total Short-Term Securities — 0.8% (Cost — $80,738,343)		80,736,716

Total Investments — 100.1% (Cost — $9,140,663,047)		10,600,670,624
Liabilities in Excess of Other Assets — (0.1)%		(11,580,473)

Net Assets — 100.0%		$10,589,090,151

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (continued) December 31, 2017	iShares MSCI EAFE International Index Fund

(a)	A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(c)	Security, or a portion of the security, is on loan.
(d)	Non-income producing security.
(e)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(f)	All or a portion of security was purchased with the cash collateral from loaned securities.
(g)	Annualized 7-day yield as of period end.

(h)	During the year ended December 31, 2017, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 12/31/16	Shares Purchased		Shares Sold		Shares/ Investment Value Held at 12/31/17	Value at 12/31/17	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	—	49,359,160	(b)	—		49,359,160	$49,364,096	$626,882	(c)	$(3,397)	$(1,627)
BlackRock Cash Funds: Treasury, SL Agency Shares	—	31,372,620	(b)	—		31,372,620	31,372,620	127,323		—	—
BlackRock Liquidity Funds, T-Fund, Institutional Class	25,377,782	—		(25,377,782	)(d)	—	—	190,841		—	—
SL Liquidity Series, LLC, Money Market Series	1,766,646			(1,766,646	)(d)	—	—	—		99	(12)
iShares MSCI EAFE ETF	—	25,122,141		(25,122,141)		—	—	—		(2,223,857)	—

							$80,736,716	$945,046		$(2,227,155)	$(1,639)

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares/investment value purchased
(c)	Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.
(d)	Represents net shares/investment value sold.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Unrealized Appreciation (Depreciation)
Long Contracts
Nikkei 225 Index	207	03/08/18	$20,902	$136,517
SPI 200 Index	82	03/15/18	9,629	(7,197)
Euro Stoxx 50 Index	804	03/16/18	33,696	(375,541)
FTSE 100 Index	191	03/16/18	19,697	543,256

				$297,035

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$679,773	$—	$—	$—	$679,773

Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$—	$—	$382,738	$—	$—	$—	$382,738

(a)	Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

18	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2017	iShares MSCI EAFE International Index Fund

For the year ended December 31, 2017, the effect of derivative financial instruments in the Statements of Operation was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$14,589,667	$—	$—	$—	$14,589,667

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(1,217,588)	$—	$—	$—	$(1,217,588)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$120,996,829

For more information about the Fund investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks:
Australia	$—	$751,012,903	$9	$751,012,912
Austria	10,381,762	17,085,703	—	27,467,465
Belgium	3,299,932	112,143,281	—	115,443,213
China	—	3,090,933	—	3,090,933
Denmark	24,630,758	167,309,808	—	191,940,566
Finland	9,830,051	88,519,689	—	98,349,740
France	32,406,258	1,061,696,813	—	1,094,103,071
Germany	37,444,686	935,617,378	—	973,062,064
Hong Kong	45,382,458	327,896,063	—	373,278,521
Ireland	30,108,407	32,965,705	—	63,074,112
Israel	24,008,531	25,315,048	—	49,323,579
Italy	10,082,828	208,564,668	—	218,647,496
Japan	34,326,463	2,494,557,783	—	2,528,884,246
Jersey	—	14,732,900	—	14,732,900
Luxembourg	—	21,664,348	—	21,664,348
Mexico	—	3,027,197	—	3,027,197
Netherlands	38,239,446	423,521,294	—	461,760,740
New Zealand	6,319,285	11,855,982	—	18,175,267
Norway	—	69,580,161	—	69,580,161
Portugal	8,818,657	6,270,818	—	15,089,475
Singapore	7,141,955	133,043,172	—	140,185,127
Spain	—	333,881,605	—	333,881,605
Sweden	3,146,139	279,800,665	—	282,946,804
Switzerland	18,884,582	899,179,515	—	918,064,097
United Arab Emirates	2,021,307	—	—	2,021,307
United Kingdom	135,716,321	1,557,417,904	—	1,693,134,225
Preferred Stocks	—	57,624,103	—	57,624,103
Rights	368,634	—	—	368,634
Short-Term Securities	80,736,716	—	—	80,736,716

Subtotal	$563,295,176	$10,037,375,439	$9	$10,600,670,624

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (continued) December 31, 2017	iShares MSCI EAFE International Index Fund

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments(a)
Assets:
Equity contracts	$679,773	$—	$—	$679,773
Liabilities:
Equity contracts	(382,738)	—	—	(382,738)

Subtotal	$297,035	$—	$—	$297,035

(a)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

Transfers between Level 1 and Level 2 were as follows:

	Transfers Into Level 1 (a)	Transfers Out of Level 1 (a)	Transfers Into Level 2 (a)	Transfers Out of Level 2 (a)
Assets:
Investments:
Common Stocks:
Austria	$2,732,059	—	—	$(2,732,059)
Belgium	1,948,918	$(32,031,252)	$32,031,252	(1,948,918)
Denmark	8,934,105	—	—	(8,934,105)
Finland	3,986,038	—	—	(3,986,038)
France	13,844,786	—	—	(13,844,786)
Germany	1,234,748	(1,770,063)	1,770,063	(1,234,748)
Hong Kong	12,605,029	—	—	(12,605,029)
Ireland	3,533,770	(142,823)	142,823	(3,533,770)
Israel	1,522,875	—	—	(1,522,875)
Italy	3,859,532	(1,681,706)	1,681,706	(3,859,532)
Japan	17,351,918	—	—	(17,351,918)
Netherlands	1,746,683	—	—	(1,746,683)
New Zealand	2,697,506	—	—	(2,697,506)
Portugal	4,407,654	—	—	(4,407,654)
Singapore	1,809,184	—	—	(1,809,184)
Sweden	960,060	—	—	(960,060)
Switzerland	8,075,908	—	—	(8,075,908)
United Arab Emirates	1,193,906	—	—	(1,193,906)
United Kingdom	72,672,289	—	—	(72,672,289)

	$165,116,968	$(35,625,844)	$35,625,844	$(165,116,968)

(a)	External pricing service used to reflect any significant market movements between the time the Fund valued such foreign securities and the earlier closing of foreign markets.

See notes to financial statements.

20	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

December 31, 2017

	iShares MSCI EAFE International Index Fund	iShares Russell 2000 Small-Cap Index Fund

ASSETS
Investments at value — unaffiliated (including securities loaned at value of $47,306,747)(a)	$10,519,933,908	$—
Investments at value — Master Small Cap Index Series(b)	—	892,226,284
Investments at value — affiliated(c)	80,736,716	—
Foreign currency at value(d)	109,244,737	—
Receivables:
Investments sold	86,537	—
Capital shares sold	15,638,719	4,060,985
Dividends — unaffiliated	19,878,562	—
Dividends — affiliated	19,616	—
Investment adviser	87,999	—
Variation margin on futures contracts	7,066,538	—
From the Administrator	—	36,205
Securities lending income — affiliated	67,033	—
Prepaid expenses	162,110	47,196

Total assets	10,752,922,475	896,370,670

LIABILITIES
Cash collateral on securities loaned at value	49,369,120	—
Payables:
Contributions to the Master Small Cap Index Series	—	798,213
Capital shares redeemed	48,532,718	3,263,238
Investment advisory fees	—	27
Investments purchased	64,631,862	—
Officer’s and Directors’ fees	54,402	—
Professional fees	98,170	—
Service fees	78,343	51,396
Other affiliates	12,763	—
Other accrued expenses	1,054,946	96,481

Total liabilities	163,832,324	4,209,355

NET ASSETS	$10,589,090,151	$892,161,315

NET ASSETS CONSIST OF
Paid-in capital	$9,377,428,775	$753,419,820
Undistributed (distributions in excess of) net investment income	(20,382,772)	402,544
Accumulated net realized gain (loss)	(229,718,005)	22,709,980
Net unrealized appreciation (depreciation)	1,461,762,153	115,628,971

NET ASSETS	$10,589,090,151	$892,161,315

NET ASSET VALUE

Institutional:
Net assets	$705,986,309	$167,351,176

Shares outstanding	49,795,689	8,484,636

Net asset value	$14.18	$19.72

Shares Authorized	1.208 billion	208 million

Investor A:
Net assets	$373,846,454	$249,980,044

Shares outstanding	26,536,329	12,664,759

Net asset value	$14.09	$19.74

Shares Authorized	208 million	208 million

Class K:
Net assets	$9,509,257,388	$474,830,095

Shares outstanding	670,428,047	24,014,592

Net asset value	$14.18	$19.77

Shares Authorized	1.208 billion	1.208 billion

(a) Investments at cost — unaffiliated	$9,059,924,704	$—
(b) Investments at cost — from the Master Small Cap Index Series	$—	$776,597,313
(c) Investments at cost — affiliated	$80,738,343	$—
(d) Foreign currency at cost	$108,223,492	$—

See notes to financial statements.

FINANCIAL STATEMENTS	21

Statements of Operations

Year Ended December 31, 2017

	iShares MSCI EAFE International Index Fund	iShares Russell 2000 Small-Cap Index Fund

INVESTMENT INCOME
Dividends — unaffiliated	$248,705,165	$—
Securities lending income — affiliated — net	626,882	—
Dividends — affiliated	318,164	—
Interest — unaffiliated	4,983	—
Other income — affiliated	12,066	—
Foreign taxes withheld	(18,038,524)	—
Net investment income allocated from the Master Small Cap Index Series:
Dividends — unaffiliated	—	8,186,236
Securities lending income — affiliated — net	—	936,951
Dividends — affiliated	—	88,534
Interest — unaffiliated	—	1,484
Foreign taxes withheld	—	(1,065)
Expenses	—	(395,925)
Fees waived	—	79,572

Total investment income	231,628,736	8,895,787

EXPENSES
Investment advisory	808,370	—
Administration	—	249,638
Service and distribution — class specific	772,164	433,288
Transfer agent — class specific	1,204,942	196,737
Accounting services	1,231,609	—
Custodian	805,785	—
Directors and Officer	186,374	342
Printing	94,509	29,545
Registration	651,623	107,177
Professional	157,096	69,525
Miscellaneous	138,072	12,870

Total expenses	6,050,544	1,099,122
Less:
Fees waived by the Manager	(117,839)	—
Other expenses reimbursed	(87,999)	—
Fees waived and/or reimbursed by the Administrator	—	(348,037)
Transfer agent fees waived and/or reimbursed — class specific	(190,895)	(41,396)

Total expenses after fees waived and/or reimbursed	5,653,811	709,689

Net investment income	225,974,925	8,186,098

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) allocated from the Master Small Cap Index Series from:
Investments — unaffiliated	—	15,724,033
Futures contracts	—	923,009
Net realized gain (loss) from:
Investments — unaffiliated	(17,610,850)	—
Investments — affiliated	(2,227,155)	—
Futures contracts	14,589,667	—
Foreign currency transactions	11,565,455	—

	6,317,117	16,647,042

Net change in unrealized appreciation (depreciation) allocated from the Master Small Cap Index Series from:
Investments — unaffiliated	—	70,870,016
Futures contracts	—	21,681
Net change in unrealized appreciation (depreciation) from:
Investments — unaffiliated	1,445,320,184	—
Investments — affiliated	(1,639)	—
Futures contracts	(1,217,588)	—
Foreign currency translations	1,607,020	—

	1,445,707,977	70,891,697

Net realized and unrealized gain	1,452,025,094	87,538,739

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,678,000,019	$95,724,837

See notes to financial statements.

22	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	iShares MSCI EAFE International Index Fund		iShares Russell 2000 Small-Cap Index Fund
	Year Ended December 31,		Year Ended December 31,
	2017	2016	2017	2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$225,974,925	$119,045,030	$8,186,098	$4,010,895
Net realized gain (loss)	6,317,117	(155,993,697)	16,647,042	3,092,483
Net change in unrealized appreciation (depreciation)	1,445,707,977	157,381,963	70,891,697	58,844,843

Net increase in net assets resulting from operations	1,678,000,019	120,433,296	95,724,837	65,948,221

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income:
Institutional	(16,771,562)	(17,200,955)	(1,680,080)	(2,573,983)
Investor A	(8,109,165)	(5,855,782)	(2,063,099)	(1,110,447)
Class K	(227,191,990)	(109,944,264)	(4,819,656)	(571,127)
From net realized gain:
Institutional	—	—	(3,410,143)	(7,238,603)
Investor A	—	—	(5,150,199)	(3,836,781)
Class K	—	—	(9,528,915)	(1,583,983)

Decrease in net assets resulting from distributions to shareholders	(252,072,717)	(133,001,001)	(26,652,092)	(16,914,924)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	4,232,876,805	1,958,596,053	416,788,798	112,849,771

NET ASSETS
Total increase in net assets	5,658,804,107	1,946,028,348	485,861,543	161,883,068
Beginning of year	4,930,286,044	2,984,257,696	406,299,772	244,416,704

End of year	$10,589,090,151	$4,930,286,044	$892,161,315	$406,299,772

Undistributed (distributions in excess of) net investment income, end of year	$(20,382,772)	$(5,856,612)	$402,544	$362,733

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	23

Financial Highlights

(For a share outstanding throughout each period)

	iShares MSCI EAFE International Index Fund
	Institutional
	Year Ended December 31,
	2017	2016		2015		2014		2013
Net asset value, beginning of year	$11.60	$11.81		$12.21		$13.11		$11.06

Net investment income(a)	0.39	0.28		0.34		0.24		0.32
Net realized and unrealized gain (loss)	2.53	(0.16)		(0.46)		(1.04)		2.04

Net increase (decrease) from investment operations	2.92	0.12		(0.12)		(0.80)		2.36

Distributions from net investment income(b)	(0.34)	(0.33)		(0.28)		(0.10)		(0.31)

Net asset value, end of year	$14.18	$11.60		$11.81		$12.21		$13.11

Total Return(c)
Based on net asset value	25.24%	0.99%		(0.91)%		(6.13)%		21.52%

Ratios to Average Net Assets
Total expenses	0.09%	0.15	%(d)(e)	0.12	%(d)(e)	0.16	%(d)(e)	0.40	%(d)(e)

Total expenses after fees waived and/or reimbursed and/or paid indirectly	0.09%	0.11	%(d)(e)	0.09	%(d)(e)	0.11	%(d)(e)	0.35	%(d)(e)

Net investment income	2.92%	2.44	%(d)(e)	2.68	%(d)(e)	1.91	%(d)(e)	2.64	%(d)(e)

Supplemental Data
Net assets, end of year (000)	$705,986	$649,763		$2,702,936		$1,764,794		$71,826

Portfolio turnover rate	23%	42	%(f)	9	%(g)	6	%(g)	8	%(g)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes the Fund’s share of Master International Index’s allocated expenses and/or net investment income.
(e)	Includes the Fund’s share of Master International Index’s allocated fees waived of less than 0.01%.
(f)	Portfolio turnover rate includes transactions from Master International Index prior to August 1, 2016.
(g)	Portfolio turnover rate of Master International Index.

See notes to financial statements.

24	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI EAFE International Index Fund (continued)
	Investor A
	Year Ended December 31,
	2017	2016		2015		2014		2013
Net asset value, beginning of year	$11.54	$11.75		$12.12		$13.02		$10.99

Net investment income(a)	0.34	0.32		0.32		0.41		0.29
Net realized and unrealized gain (loss)	2.52	(0.23)		(0.46)		(1.25)		2.02

Net increase (decrease) from investment operations	2.86	0.09		(0.14)		(0.84)		2.31

Distributions from net investment income(b)	(0.31)	(0.30)		(0.23)		(0.06)		(0.28)

Net asset value, end of year	$14.09	$11.54		$11.75		$12.12		$13.02

Total Return(c)
Based on net asset value	24.84%	0.78%		(1.14)%		(6.45)%		21.20%

Ratios to Average Net Assets
Total expenses	0.36%	0.38	%(d)(e)	0.42	%(d)(e)	0.52	%(d)(e)	0.69	%(d)(e)

Total expenses after fees waived and/or reimbursed and/or paid indirectly	0.35%	0.37	%(d)(e)	0.37	%(d)(e)	0.43	%(d)(e)	0.60	%(d)(e)

Net investment income	2.60%	2.78	%(d)(e)	2.54	%(d)(e)	3.13	%(d)(e)	2.41	%(d)(e)

Supplemental Data
Net assets, end of year (000)	$373,846	$238,053		$168,008		$332,475		$308,624

Portfolio turnover rate	23%	42	%(f)	9	%(g)	6	%(g)	8	%(g)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes the Fund’s share of Master International Index’s allocated expenses and/or net investment income.
(e)	Includes the Fund’s share of Master International Index’s allocated fees waived of less than 0.01%.
(f)	Portfolio turnover rate includes transactions from Master International Index prior to August 1, 2016.
(g)	Portfolio turnover rate of Master International Index.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	25

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI EAFE International Index Fund (continued)
	Class K
	Year Ended December 31,
	2017	2016		2015		2014		2013
Net asset value, beginning of year	$11.61	$11.82		$12.21		$13.11		$11.06

Net investment income(a)	0.38	0.38		0.28		0.34		0.28
Net realized and unrealized gain (loss)	2.54	(0.26)		(0.38)		(1.14)		2.09

Net increase (decrease) from investment operations	2.92	0.12		(0.10)		(0.80)		2.37

Distributions:(b)
From net investment income	(0.35)	(0.33)		(0.29)		(0.10)		(0.32)

Total distributions	(0.35)	(0.33)		(0.29)		(0.10)		(0.32)

Net asset value, end of year	$14.18	$11.61		$11.82		$12.21		$13.11

Total Return(c)
Based on net asset value	25.17%	1.03%		(0.81)%		(6.12)%		21.57%

Ratios to Average Net Assets
Total expenses	0.06%	0.07	%(d)(e)	0.12	%(d)(e)	0.15	%(d)(e)	0.36	%(d)(e)

Total expenses after fees waived and/or reimbursed and/or paid indirectly	0.06%	0.07	%(d)(e)	0.07	%(d)(e)	0.11	%(d)(e)	0.30	%(d)(e)

Net investment income	2.80%	3.25	%(d)(e)	2.25	%(d)(e)	2.65	%(d)(e)	2.29	%(d)(e)

Supplemental Data
Net assets, end of year (000)	$9,509,257	$4,042,470		$113,314		$16,014		$2,336

Portfolio turnover rate	23%	42	%(f)	9	%(g)	6	%(g)	8	%(g)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes the Fund’s share of Master International Index’s allocated expenses and/or net investment income.
(e)	Includes the Fund’s share of Master International Index’s allocated fees waived of less than 0.01%.
(f)	Portfolio turnover rate includes transactions from Master International Index prior to August 1, 2016.
(g)	Portfolio turnover rate of Master International Index.

See notes to financial statements.

26	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Russell 2000 Small-Cap Index Fund
	Institutional
	Year Ended December 31,
	2017	2016		2015	2014	2013
Net asset value, beginning of year	$17.76	$15.32		$16.60	$17.51	$12.99

Net investment income(a)	0.25	0.23		0.24	0.20	0.22
Net realized and unrealized gain (loss)	2.34	3.03		(0.97)	0.56	4.83

Net increase (decrease) from investment operations	2.59	3.26		(0.73)	0.76	5.05

Distributions:(b)
From net investment income	(0.21)	(0.22)		(0.14)	(0.26)	(0.19)
From net realized gain	(0.42)	(0.60)		(0.41)	(1.41)	(0.34)

Total distributions	(0.63)	(0.82)		(0.55)	(1.67)	(0.53)

Net asset value, end of year	$19.72	$17.76		$15.32	$16.60	$17.51

Total Return(c)
Based on net asset value	14.55%	21.33%		(4.43)%	4.81%	39.14%

Ratios to Average Net Assets(d)(e)
Total expenses	0.18%	0.19	%(f)	0.22%	0.35%	0.51%

Total expenses after fees waived and/or reimbursed	0.11%	0.14	%(f)	0.16%	0.23%	0.29%

Net investment income	1.36%	1.44	%(f)	1.47%	1.17%	1.45%

Supplemental Data
Net assets, end of year (000)	$167,351	$229,491		$148,148	$46,988	$60,707

Portfolio turnover rate of the Series	30%	39%		37%	21%	22%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes the Fund’s share of the Series’ allocated expenses and/or net investment income.
(e)	Includes the Fund’s share of the Series’ allocated fees waived of less than 0.01%.
(f)	Excludes expenses incurred indirectly of 0.01% as a result of the Series’ investments in underlying funds.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	27

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Russell 2000 Small-Cap Index Fund (continued)
	Investor A
	Year Ended December 31,
	2017	2016		2015	2014	2013
Net asset value, beginning of year	$17.78	$15.34		$16.61	$17.52	$13.01

Net investment income(a)	0.21	0.18		0.18	0.16	0.19
Net realized and unrealized gain (loss)	2.34	3.03		(0.95)	0.56	4.82

Net increase (decrease) from investment operations	2.55	3.21		(0.77)	0.72	5.01

Distributions:(b)
From net investment income	(0.17)	(0.17)		(0.09)	(0.22)	(0.16)
From net realized gain	(0.42)	(0.60)		(0.41)	(1.41)	(0.34)

Total distributions	(0.59)	(0.77)		(0.50)	(1.63)	(0.50)

Net asset value, end of year	$19.74	$17.78		$15.34	$16.61	$17.52

Total Return(c)
Based on net asset value	14.35%	21.04%		(4.66)%	4.54%	38.72%

Ratios to Average Net Assets(d)(e)
Total expenses	0.45%	0.49	%(f)	0.53%	0.63%	0.77%

Total expenses after fees waived and/or reimbursed	0.37%	0.41	%(f)	0.43%	0.48%	0.55%

Net investment income	1.13%	1.14	%(f)	1.09%	0.95%	1.20%

Supplemental Data
Net assets, end of year (000)	$249,980	$116,722		$87,930	$83,859	$83,118

Portfolio turnover rate of the Series	30%	39%		37%	21%	22%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes the Fund’s share of the Series’ allocated expenses and/or net investment income.
(e)	Includes the Fund’s share of the Series’ allocated fees waived of less than 0.01%.
(f)	Excludes expenses incurred indirectly of 0.01% as a result of the Series’ investments in underlying funds.

See notes to financial statements.

28	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Russell 2000 Small-Cap Index Fund (continued)
	Class K
	Year Ended December 31,
	2017	2016		2015	2014	2013
Net asset value, beginning of year	$17.79	$15.35		$16.62	$17.53	$13.01

Net investment income(a)	0.27	0.24		0.25	0.23	0.25
Net realized and unrealized gain (loss)	2.34	3.02		(0.97)	0.54	4.81

Net increase (decrease) from investment operations	2.61	3.26		(0.72)	0.77	5.06

Distributions:(b)
From net investment income	(0.21)	(0.22)		(0.14)	(0.27)	(0.20)
From net realized gain	(0.42)	(0.60)		(0.41)	(1.41)	(0.34)

Total distributions	(0.63)	(0.82)		(0.55)	(1.68)	(0.54)

Net asset value, end of year	$19.77	$17.79		$15.35	$16.62	$17.53

Total Return(c)
Based on net asset value	14.69%	21.32%		(4.41)%	4.87%	39.14%

Ratios to Average Net Assets(d)(e)
Total expenses	0.14%	0.17	%(f)	0.21%	0.32%	0.49%

Total expenses after fees waived and/or reimbursed	0.07%	0.10	%(f)	0.13%	0.18%	0.25%

Net investment income	1.40%	1.48	%(f)	1.50%	1.35%	1.57%

Supplemental Data
Net assets, end of year (000)	$474,830	$60,086		$8,338	$2,617	$1,196

Portfolio turnover rate of the Series	30%	39%		37%	21%	22%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes the Fund’s share of the Series’ allocated expenses and/or net investment income.
(e)	Includes the Fund’s share of the Series’ allocated fees waived of less than 0.01%.
(f)	Excludes expenses incurred indirectly of 0.01% as a result of the Series’ investments in underlying funds.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	29

Notes to Financial Statements	BlackRock Index Funds, Inc.

1.	ORGANIZATION

iShares MSCI EAFE International Index Fund and iShares Russell 2000 Small-Cap Index Fund are each a series of BlackRock Index Funds, Inc. (the “Corporation”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Corporation is organized as a Maryland corporation. The following are referred to herein collectively as the “Funds” or individually, a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
iShares MSCI EAFE International Index Fund	International Index	Diversified
iShares Russell 2000 Small-Cap Index Fund	Small Cap Index	Diversified

Effective June 19, 2017, BlackRock International Index Fund changed its name to iShares MSCI EAFE International Index Fund.

Effective June 19, 2017, BlackRock Small-Cap Index Fund changed its name to iShares Russell 2000 Small-Cap Index Fund.

Small Cap Index seeks to achieve its investment objectives by investing all of its assets in Master Small Cap Index Series (the “Series”), a series of Quantitative Master Series LLC (the “Master LLC”), an affiliate of Small Cap Index, which has the same investment objectives and strategies as Small Cap Index. The value of Small Cap Index’s investment in the Series reflects Small Cap Index’s proportionate interest in the net assets of the Series. The performance of Small Cap Index is directly affected by the performance of the Series. As of December 31, 2017, the percentage of Series owned by the Small Cap Index was 69.8%. The financial statements of the Series, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Small Cap Index’s financial statements.

Prior to August 1, 2016, International Index invested all of its assets in Master International Index Series (“Master International Index”), an affiliate of International Index, which had the same investment objective and strategies as International Index. The value of International Index’s investment in Master International Index reflected International Index’s proportionate interest in the net assets of Master International Index. The performance of International Index was directly affected by the performance of Master International Index.

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are sold without a sales charge and are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures. The Board of Directors of the Corporation and Board of Directors of the Master LLC are referred to throughout this report as the “Board of Directors” or the “Board” and the members are referred to as “Directors.”

Share Class	Initial Sales Charge	CDSC	Conversion Privilege
Institutional Shares	No	No	None
Investor A Shares	No	No	None
Class K Shares	No	No	None

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager” and/or the “Administrator”) or its affiliates, are included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For International Index, for financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when International Index is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. For Small Cap Index, for financial reporting purposes, contributions to and withdrawals from the Series are accounted for on a trade date basis. Small Cap Index records its proportionate share of the Series’ income, expenses and realized and unrealized gains and losses on a daily basis.

Foreign Currency Translation: International Index’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

International Index does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments.

30	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (continued)	BlackRock Index Funds, Inc.

International Index reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where International Index enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, International Index may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, International Index may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Funds are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager and/or Administrator, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair value of their financial instruments using various independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Small Cap Index’s policy is to value its financial instruments at fair value. Small Cap Index records its investment in the Series at fair value based on the Small Cap Index’s proportionate interest in the net assets of the Series. Valuation of securities held by the Series is discussed in Note 3 of the Series Notes to Financial Statements, which are included elsewhere in this report.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of International Index’s assets and liabilities:

•	Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the International Index’s net assets. Each business day, International Index uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•	International Index values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•	Futures contracts traded on exchanges are valued at their last sale price.

•	Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that International Index might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

NOTES TO FINANCIAL STATEMENTS	31

Notes to Financial Statements (continued)	BlackRock Index Funds, Inc.

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of International Index’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii)   recapitalizations and other transactions across the capital structure; and

(iii)  market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii)   quoted prices for similar investments or assets in active markets; and

(iii)  other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii)   changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)  relevant news and other public sources; and

(iv)  known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by International Index. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date International Index is calculating its NAV. This factor may result in a difference between the value of the investment and the price International Index could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that International Index has the ability to access

•	Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market — corroborated inputs)

•	Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including International Index’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with International Index’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a

32	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (continued)	BlackRock Index Funds, Inc.

more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Securities Lending: International Index may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with International Index collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by International Index is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of International Index and any additional required collateral is delivered to International Index, or excess collateral returned by International Index, on the next business day. During the term of the loan, International Index is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in International Index’s Schedule of Investments, and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value-unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by International Index under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, International Index, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and International Index can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of International Index’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-cash Collateral Received, at Fair Value (a)	Net Amount
JP Morgan Securities LLC	$30,178,143	$(30,178,143)	$—	$—
Credit Suisse Securities (USA) LLC	5,530,872	(5,530,872)	—	—
Citigroup Global Markets Inc.	9,882,283	(9,882,283)	—	—
Macquarie Bank Limited	1,629,494	(1,629,494)	—	—
Jefferies LLC	85,955	(85,955)	—	—

	$47,306,747	$(47,306,747)	$—	$—

(a)	Cash collateral with a value of $ 49,369,120 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the table above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, International Index benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. International Index could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

International Index engages in various portfolio investment strategies using derivative contracts both to increase the returns of International Index and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between International Index and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, International Index is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, International Index agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin

NOTES TO FINANCIAL STATEMENTS	33

Notes to Financial Statements (continued)	BlackRock Index Funds, Inc.

receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Corporation, on behalf of International Index, entered into an Investment Advisory Agreement with the Manager, International Index’s investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of International Index’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of International Index. For such services, International Index pays the Manager a monthly fee at an annual rate of 0.01% of the average daily value of International Index net assets.

With respect to International Index, the Manager entered into a separate sub-advisory agreement with BlackRock Fund Advisors (“BFA”), an affiliate of the Manager. The Manager pays BFA, for services it provides, for that portion of International Index for which BFA acts as sub-adviser a monthly fee that is a percentage of the investment advisory fees paid by the International Index to the Manager.

Administration: The Corporation, on behalf of Small Cap Index, entered into an Administration Agreement with the Administrator, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services (other than investment advice and related portfolio activities). For such services, Small Cap Index pays the Administrator a monthly fee at an annual rate of 0.04% of the average daily net assets of Small Cap Index. Small Cap Index does not pay an investment advisory fee or investment management fee.

Service Fees: The Corporation, on behalf of the Funds, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager and/or Administrator. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	International Index	Small Cap Index
Investor A	0.25%	0.25%

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing to the Funds. The ongoing service fee compensates BRIL and each broker-dealer for providing shareholder servicing related services to shareholders.

For the year ended December 31, 2017, the following table shows the class specific service fees borne directly by each share class of each Fund:

	International Index	Small Cap Index
Investor A	$772,164	$433,288

Transfer Agent: The Manager and/or Administrator maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing subscriptions and redemptions transactions based upon instructions from shareholders. For the year ended December 31, 2017, each Fund reimbursed the Manager and/or Administrator the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Investor A	Class K	Total
International Index	—	—	$20,038	$20,038
Small Cap Index	$983	$3,378	451	4,812

For the year ended December 31, 2017, the following table shows the class specific transfer agent fees borne directly by each class of each Fund:

	Institutional	Investor A	Class K	Total
International Index	$255,693	$176,433	$772,816	$1,204,942
Small Cap Index	78,724	109,971	8,042	196,737

Expense Limitations, Waivers and Reimbursements: With respect to International Index, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitations will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended December 31, 2017, the Manager waived $29,770 in advisory fees pursuant to this agreement.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the International Index’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2018. The contractual agreement may be terminated upon 90 days’ notice by a majority of the directors who are not “interested persons” of the Corporation, as defined in the 1940 Act (“Independent Directors”) or by a vote of a majority of the outstanding voting securities of International Index. This amount is included in fees waived by the Manager in the Statements of Operations. For the year ended December 31, 2017, there was $801 fees waived by the Manager.

34	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (continued)	BlackRock Index Funds, Inc.

With respect to each Fund, the Manager and/or Administrator contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The expense limitations as a percentage of each Fund’s average daily net assets are as follows:

Institutional	0.12%
Investor A	0.37
Class K	0.07

The Manager and/or Administrator has agreed not to reduce or discontinue these contractual expense limitations through April 30, 2018, unless approved by the Board, including a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the Funds. For the year ended December 31, 2017, the Manager and/or Administrator waived and/or reimbursed the following amounts, which are shown as fees waived and/or reimbursed by the Administrator in the Statements of Operations.

	Institutional	Investor A	Class K	Total
International Index	$5,883	$3,107	$79,009	$87,999
Small Cap Index	99,282	97,049	151,706	348,037

For the year ended December 31, 2017, for International Index, the Manager waived and/or reimbursed $87,268, which is included in fees waived and/or reimbursed by the Manager in the Statements of Operations.

These amounts waived and/or reimbursed are shown as fees waived and/or reimbursed by the Administrator and transfer agent fees waived and/or reimbursed — class specific, respectively, in the Statements of Operations. For the year ended December 31, 2017, class specific expense waivers and/or reimbursements are as follows:

Transfer Agent fees waived and/or reimbursed

	Institutional	Investor A	Class K	Total
International Index	$2,108	$9,617	$179,170	$190,895
Small Cap Index	9,855	23,501	8,040	41,396

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for International Index, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. International Index is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund managed by the Manager or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees International Index bears to an annual rate of 0.04%. Such money market fund shares will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. International Index retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, International Index retains 80% of securities lending income (which excludes collateral investment fees); and this amount can never be less than 70% of the sum of securities lending income plus the collateral investment fees. Under the securities lending program, International Index is categorized into a specific asset class. The determination of International Index’s asset class category (fixed-income, domestic equity, international equity, or fund of funds), each of which may be subject to a different fee arrangement, is based on a methodology agreed to between the Corporation and BTC. In addition, commencing the business day following the date that the aggregate securities lending income earned across certain funds in the Equity-Liquidity Complex in a calendar year exceeds a specified threshold, International Index, pursuant to the securities lending agreement, will receive for the remainder of the calendar year securities lending income as follows: 85% of securities lending income; and this amount can never be less than 70% of the sum of securities lending income plus collateral investment fees.

Prior to June 12, 2017, BlackRock Investment Management, LLC (“BIM”) was International Index’s securities lending agent.

Prior to June 12, 2017, the Series retains 80% of securities lending income. In addition, commencing the business day following the date that the aggregate securities lending income earned across certain funds in the Equity-Liquidity Complex in a calendar year exceeds a specified threshold, the Series, pursuant to the securities lending agreement, will retain for the remainder of the calendar year securities lending income in an amount equal to 85% of securities lending income.

The share of securities lending income earned by International Index is shown as securities lending — affiliated — net in the Statements of Operations. For the year ended December 31, 2017, International Index paid BIM $51,872 and BTC $78,683 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

NOTES TO FINANCIAL STATEMENTS	35

Notes to Financial Statements (continued)	BlackRock Index Funds, Inc.

During the year ended December 31, 2017, the Funds did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Corporation are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager and/or Administrator for a portion of the compensation paid to the Corporation’s Chief Compliance Officer, which is included in Directors and Officer in the Statements of Operations.

Other Transactions: During the year ended December 31, 2017, International Index received a reimbursement of $12,066 from an affiliate, which is included in other income — affiliated in the Statements of Operations, related to an operating error.

International Index may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended December 31, 2017, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Purchases	Sales	Net Realized Gain (Loss)
$477,149,535	$9,200,859	$(2,350,648)

7.	PURCHASES AND SALES

For International Index, for the year ended December 31, 2017, purchases and sales of investments, excluding short-term securities were $6,140,681,346 and $1,809,252,806, respectively.

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2017. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of December 31, 2017, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to the income recognized from partnership interests, the characterization of corporate actions, the sale of stock of passive foreign investment companies, the use of equalization, foreign currency transactions, and the expiration of capital loss carryforwards were reclassified to the following accounts:

	iShares MSCI EAFE International Index	iShares Russell 2000 Small-Cap Index
Paid-in capital	$(6,596,186)	$2,833,506
Undistributed (distributions in excess of) net investment income	11,571,632	416,548
Accumulated net realized gain (loss)	(4,975,446)	(3,250,054)

The tax character of distributions paid was as follows:

	iShares MSCI EAFE International Index	iShares Russell 2000 Small-Cap Index (a)
Ordinary income
12/31/17	$252,072,717	$14,051,708
12/31/16	133,001,001	7,403,968
Long-term capital gains
12/31/17	—	15,439,669
12/31/16	—	12,080,673

Total
12/31/17	$252,072,717	$29,491,377

12/31/16	$133,001,001	$19,484,641

(a)	Distribution amounts may include a portion of the proceeds from redeemed shares.

36	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (continued)	BlackRock Index Funds, Inc.

As of period end, the tax components of accumulated net earnings (losses) were as follows:

	iShares MSCI EAFE International Index	iShares Russell 2000 Small-Cap Index
Undistributed net investment income	$5,734,307	$709,012
Undistributed long-term capital gains	—	305,084
Capital loss carryforwards	(150,288,997)	—
Net unrealized gains (losses)(b)	1,356,216,066	137,727,399

	$1,211,661,376	$138,741,495

(b)	The difference between book-basis and tax-basis net unrealized gains (losses) was attributable primarily to the timing of income recognition on partnership interests, the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains / (losses) on certain futures and foreign currency contracts, and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

As of December 31, 2017, iShares MSCI EAFE International Index Fund had a capital loss carryforward of $150,288,997, with no expiration dates, available to offset future realized capital gains.

During the year ended December 31, 2017, iShares MSCI EAFE International Index Fund utilized $9,780,483 of its capital loss carryforward.

As of December 31, 2017, iShares MSCI EAFE International Index Fund’s gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows

Tax cost	$9,246,013,671

Gross unrealized appreciation	$1,531,319,246
Gross unrealized depreciation	(176,560,721)

Net unrealized appreciation (depreciation)	$1,354,758,525

9.	BANK BORROWINGS

International Index, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, International Index may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including International Index, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2018 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statements of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2017, International Index did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, International Index invests in securities or other instruments and may enter into certain transactions, and such activities subject International Index to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. International Index’s prospectus provides details of the risks to which International Index is subject.

International Index may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00 and which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. International Index may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause International Index’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of International Index may lose value, regardless of the individual results of the securities and other instruments in which International Index invests.

The price International Index could receive upon the sale of any particular portfolio investment may differ from International Index’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore International Index’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by International Index, and International Index could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. International Index’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: International Index may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. International Index manages counterparty credit risk by entering into transactions only with counterparties that the Manager

NOTES TO FINANCIAL STATEMENTS	37

Notes to Financial Statements (continued)	BlackRock Index Funds, Inc.

believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose International Index to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the International Index’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by International Index.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to International Index since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, International Index does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to International Index.

Concentration Risk:

International Index invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the International Index’s investments.

The United Kingdom voted on June 23, 2016 to withdraw from the European Union, which may introduce significant new uncertainties and instability in the financial markets across Europe.

International Index invests a significant portion of its assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the International Index’s investments.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 12/31/17		Year Ended 12/31/16
International Index	Shares	Amount	Shares	Amount
Institutional
Shares sold	30,738,054	$398,951,656	46,940,980	$539,320,569
Shares issued in reinvestment of distributions	1,130,219	15,777,865	1,417,534	16,387,510
Shares redeemed	(38,067,918)	(484,936,705)	(221,253,679)	(2,359,024,651)

Net decrease	(6,199,645)	$(70,207,184)	(172,895,165)	$(1,803,316,572)

Investor A
Shares sold	13,993,190	$183,930,491	12,259,774	$140,963,736
Shares issued in reinvestment of distributions	582,140	8,074,281	506,036	5,814,683
Shares redeemed	(8,668,305)	(113,718,058)	(6,435,224)	(74,118,861)

Net increase	5,907,025	$78,286,714	6,330,586	$72,659,558

Class K
Shares sold	392,934,379	$5,166,209,906	470,599,166	$5,227,329,648
Shares issued in reinvestment of distributions	15,812,889	220,747,921	7,791,229	90,071,735
Shares redeemed	(86,492,579)	(1,162,160,552)	(139,807,306)	(1,628,148,316)

Net increase	322,254,689	$4,224,797,275	338,583,089	$3,689,253,067

Total Net Increase	321,962,069	$4,232,876,805	172,018,510	$1,958,596,053

38	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (continued)	BlackRock Index Funds, Inc.

	Year Ended 12/31/17		Year Ended 12/31/16
Small Cap Index	Shares	Amount	Shares	Amount
Institutional
Shares sold	5,506,971	$102,815,594	9,719,997	$152,952,403
Shares issued in reinvestment of distributions	254,423	4,993,789	548,537	9,697,642
Shares redeemed	(10,197,970)	(187,582,203)	(7,016,158)	(110,173,690)

Net increase (decrease)	(4,436,576)	$(79,772,820)	3,252,376	$52,476,355

Investor A
Shares sold	8,622,112	$159,274,178	2,332,975	$36,799,680
Shares issued in reinvestment of distributions	360,085	7,076,447	269,661	4,760,921
Shares redeemed	(2,883,561)	(54,280,644)	(1,768,237)	(28,054,830)

Net increase	6,098,636	$112,069,981	834,399	$13,505,771

Class K
Shares sold	22,566,145	$420,218,465	3,338,773	$54,919,479
Shares issued in reinvestment of distributions	729,051	14,348,570	121,360	2,155,111
Shares redeemed	(2,657,575)	(50,075,398)	(626,556)	(10,206,945)

Net increase	20,637,621	$384,491,637	2,833,577	$46,867,645

Total Net Increase	22,299,681	$416,788,798	6,920,352	$112,849,771

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	39

Report of Independent Registered Public Accounting Firm

To the Shareholders of iShares MSCI EAFE International Index Fund and iShares Russell 2000 Small-Cap Index Fund and the Board of Directors of BlackRock Index Funds, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of iShares MSCI EAFE International Index Fund (formerly BlackRock International Index Fund) and iShares Russell 2000 Small-Cap Index Fund (formerly BlackRock Small Cap Index Fund) of BlackRock Index Funds, Inc. (the “Funds”), including the schedule of investments of iShares MSCI EAFE International Index Fund as of December 31, 2017, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of December 31, 2017, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2018

We have served as the auditor of one or more BlackRock investment companies since 1992.

40	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Important Tax Information (unaudited)	BlackRock Index Funds, Inc.

During the fiscal year ended December 31, 2017, the following information is provided with respect to the ordinary income distributions paid by the Funds:

	Payable Date	iShares MSCI EAFE International Index Fund	iShares Russell 2000 Small-Cap Index Fund
Qualified Dividend Income for Individuals(a)(b)	07/21/2017	—%	67.97%
	12/18/2017	80.82	43.63
Dividends Qualifying for the Dividend Received Deduction for Corporations(a)	07/21/2017	—	40.99
	12/18/2017	—	40.99
Foreign Source Income(b)	12/18/2017	83.53	—
Foreign Taxes Paid Per Share(c)	12/18/2017	$0.024648	—

(a)	The Fund hereby designates the percentage indicated above or the maximum amount allowable by law.
(b)	Expressed as a percentage of the cash distribution grossed-up for foreign taxes.
(c)	The foreign taxes paid represent taxes incurred by the Funds on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

Additionally, iShares Russell 2000 Small-Cap Index Fund distributed long-term capital gains of $0.289726 per share to shareholders of record on December 14, 2017.

IMPORTANT TAX INFORMATION	41

Series Portfolio Information as of December 31, 2017	Master Small Cap Index Series

TEN LARGEST HOLDINGS

Security	Percent of Net Assets
iShares Russell 2000 ETF	0.5%
Nektar Therapeutics	0.4
Bluebird Bio, Inc.	0.4
Sage Therapeutics, Inc.	0.3
GrubHub, Inc.	0.3
Exact Sciences Corp.	0.3
Catalent, Inc.	0.3
Knight-Swift Transportation Holdings, Inc.	0.3
Curtiss-Wright Corp.	0.3
EPAM Systems, Inc.	0.2

SECTOR ALLOCATION

Sector	Percent of Net Assets
Financials	17%
Information Technology	16
Industrials	15
Health Care	15
Consumer Discretionary	12
Real Estate	7
Materials	5
Energy	4
Utilities	3
Consumer Staples	3
Telecommunication Services	1
Short-Term Securities	10
Liabilities in Excess of Other Assets	(8)

For Series compliance purposes, the Series’ sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

42	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments December 31, 2017	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks — 98.0%

Advertising Agencies — 0.2%
Clear Channel Outdoor Holdings, Inc., Class A	21,381	$98,353
Cogint, Inc.(a)	8,934	39,310
Emerald Expositions Events, Inc.(b)	11,222	228,255
MDC Partners, Inc., Class A(a)	33,176	323,466
National CineMedia, Inc.	39,112	268,315
QuinStreet, Inc.(a)	22,228	186,271
Trade Desk, Inc., Class A(a)(b)	14,007	640,540
Viad Corp.	12,371	685,353

		2,469,863
Aerospace — 1.2%
AAR Corp.	19,448	764,112
Aerojet Rocketdyne Holdings, Inc.(a)(b)	41,430	1,292,616
Aerovironment, Inc.(a)(b)	12,805	719,129
Astronics Corp.(a)(b)	13,191	547,031
Axon Enterprise, Inc.(a)	30,749	814,849
Cubic Corp.	15,355	905,177
Curtiss-Wright Corp.	26,575	3,238,164
Ducommun, Inc.(a)	6,160	175,252
Esterline Technologies Corp.(a)	15,835	1,182,875
Kaman Corp.	16,292	958,621
KLX, Inc.(a)	31,269	2,134,109
Kratos Defense & Security Solutions, Inc.(a)	51,706	547,577
Moog, Inc., Class A(a)	19,057	1,655,100
Triumph Group, Inc.	28,826	784,067

		15,718,679
Agriculture, Fishing & Ranching — 0.4%
Alico, Inc.	1,574	46,433
Andersons, Inc.	16,641	518,367
Cadiz, Inc.(a)	13,738	195,767
Cal-Maine Foods, Inc.(a)	17,449	775,608
Calavo Growers, Inc.	9,485	800,534
Fresh Del Monte Produce, Inc.	19,289	919,507
Limoneira Co.	6,353	142,307
Sanderson Farms, Inc.	12,118	1,681,736

		5,080,259
Air Transport — 0.5%
Air Transport Services Group, Inc.(a)	34,655	801,940
Allegiant Travel Co.	7,706	1,192,503
Atlas Air Worldwide Holdings, Inc.(a)	13,750	806,438
Bristow Group, Inc.(a)	20,767	279,731
Era Group, Inc.(a)	12,709	136,622
Hawaiian Holdings, Inc.	31,016	1,235,988
PHI, Inc.(a)	5,893	68,182
SkyWest, Inc.	30,480	1,618,488

		6,139,892
Alternative Energy — 0.1%
Ameresco, Inc., Class A(a)	9,001	77,409
EP Energy Corp., Class A(a)(b)	22,700	53,572
Green Brick Partners, Inc.(a)(b)	12,561	141,939
Green Plains, Inc.	23,517	396,262
REX American Resources Corp.(a)	3,410	282,314
TerraForm Power, Inc.	29,115	348,215
Vivint Solar, Inc.(a)	15,806	64,014

		1,363,725
Aluminum — 0.1%
Century Aluminum Co.(a)(b)	29,532	580,009
Kaiser Aluminum Corp.	9,665	1,032,705

		1,612,714
Asset Management & Custodian — 0.6%
Arlington Asset Investment Corp., Class A	11,168	131,559

Security	Shares	Value
Asset Management & Custodian (continued)
Artisan Partners Asset Management, Inc., Class A	27,564	$1,088,778
B. Riley Financial, Inc.	12,818	232,006
Cohen & Steers, Inc.	13,426	634,916
Cowen, Inc., Class A(a)(b)	18,288	249,631
Diamond Hill Investment Group, Inc.	2,051	423,860
Financial Engines, Inc.	35,563	1,077,559
GAMCO Investors, Inc., Class A	3,706	109,883
Hamilton Lane, Inc., Class A	9,152	323,889
Medley Management, Inc.	4,375	28,438
OM Asset Management PLC	45,822	767,518
Oppenheimer Holdings, Inc., Class A	6,476	173,557
PJT Partners, Inc., Class A	11,012	502,147
Pzena Investment Management, Inc., Class A	10,435	111,341
Silvercrest Asset Management Group, Inc., Class A	4,064	65,227
Virtus Investment Partners, Inc.	4,217	485,166
Waddell & Reed Financial, Inc., Class A	31,466	702,950
Westwood Holdings Group, Inc.	5,441	360,249
WisdomTree Investments, Inc.	53,745	674,512

		8,143,186
Auto Parts — 0.9%
American Axle & Manufacturing Holdings, Inc.(a)	59,380	1,011,241
Dana, Inc.	87,668	2,806,285
Dorman Products, Inc.(a)(b)	15,713	960,693
Fox Factory Holding Corp.(a)(b)	20,935	813,325
Gentherm, Inc.(a)(b)	22,540	715,645
Horizon Global Corp.(a)(b)	13,990	196,140
Meritor, Inc.(a)	49,672	1,165,305
Standard Motor Products, Inc.	12,582	565,058
Stoneridge, Inc.(a)	16,467	376,436
Superior Industries International, Inc.	15,251	226,477
Tenneco, Inc.	31,049	1,817,608
Tower International, Inc.	12,128	370,510

		11,024,723
Auto Services — 0.1%
Cooper Tire & Rubber Co.	31,079	1,098,643

Back Office Support, HR & Consulting — 1.7%
Barrett Business Services, Inc.	4,471	288,335
BG Staffing, Inc.	2,994	47,724
CBIZ, Inc.(a)	31,354	484,419
Convergys Corp.	57,061	1,340,957
CRA International, Inc.	4,800	215,760
DHI Group, Inc.(a)	20,767	39,457
ExlService Holdings, Inc.(a)	19,313	1,165,540
Forrester Research, Inc.	5,496	242,923
FTI Consulting, Inc.(a)	22,547	968,619
GP Strategies Corp.(a)	6,647	154,210
Hackett Group, Inc.	13,092	205,675
Heidrick & Struggles International, Inc.	11,570	284,044
Huron Consulting Group, Inc.(a)	13,698	554,084
ICF International, Inc.(a)	10,977	576,293
Insperity, Inc.	21,474	1,231,534
Kelly Services, Inc., Class A	18,370	500,950
Kforce, Inc.	13,348	337,037
Korn/Ferry International	31,830	1,317,125
Liquidity Services, Inc.(a)	11,774	57,104
MAXIMUS, Inc.	38,140	2,730,061
Navigant Consulting, Inc.(a)	27,978	543,053
NV5 Global, Inc.(a)(b)	4,946	267,826
On Assignment, Inc.(a)	30,307	1,947,831
Paylocity Holding Corp.(a)	15,905	750,080
Resources Connection, Inc.	18,547	286,551
RPX Corp.	28,548	383,685
ServiceSource International, Inc.(a)	41,620	128,606

SCHEDULES OF INVESTMENTS	43

Schedule of Investments (continued) December 31, 2017	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value
Back Office Support, HR & Consulting (continued)
StarTek, Inc.(a)	4,727	$47,128
Sykes Enterprises, Inc.(a)	22,960	722,092
TeleTech Holdings, Inc.	8,037	323,489
TriNet Group, Inc.(a)	25,122	1,113,910
TrueBlue, Inc.(a)	24,592	676,280
WageWorks, Inc.(a)	23,562	1,460,844

		21,393,226
Banks: Diversified — 9.3%
1st Source Corp.	10,009	494,945
Access National Corp.	7,853	218,628
ACNB Corp.	4,197	124,021
Allegiance Bancshares, Inc.(a)(b)	7,339	276,313
Ambac Financial Group, Inc.(a)	13,338	213,141
American National Bankshares, Inc.	4,557	174,533
Ameris Bancorp	21,424	1,032,637
Ames National Corp.	5,639	157,046
Arrow Financial Corp.	6,208	210,762
Atlantic Capital Bancshares, Inc.(a)	11,339	199,566
Bancfirst Corp.	9,686	495,439
Banco Latinoamericano de Comercio Exterior SA	19,032	511,961
Bancorp, Inc.(a)	30,845	304,749
BancorpSouth Bank	52,434	1,649,049
Bank of Commerce Holdings	8,371	96,267
Bank of Marin Bancorp	4,208	286,144
Bank of NT Butterfield & Son Ltd.	31,033	1,126,188
Bankwell Financial Group, Inc.	3,253	111,708
Banner Corp.	19,148	1,055,438
Bar Harbor Bankshares	8,658	233,853
BCB Bancorp, Inc.	7,772	112,694
Beneficial Bancorp, Inc.	43,230	711,134
Boston Private Financial Holdings, Inc.	53,783	830,947
Bridge Bancorp, Inc.	10,731	375,585
Bryn Mawr Bank Corp.	11,590	512,278
Byline Bancorp, Inc.(a)	4,860	111,634
C&F Financial Corp.	2,151	124,758
Cadence BanCorp(a)	12,764	346,160
Camden National Corp.	8,587	361,770
Capital City Bank Group, Inc.	5,906	135,484
Capitol Federal Financial, Inc.	79,236	1,062,555
Capstar Financial Holdings, Inc.(a)	4,768	99,031
Carolina Financial Corp.	10,727	398,508
Cathay General Bancorp	45,642	1,924,723
CBTX, Inc.	2,484	73,675
Centerstate Bank Corp.	32,119	826,422
Central Pacific Financial Corp.	12,060	359,750
Central Valley Community Bancorp	5,236	105,662
Century Bancorp, Inc., Class A	1,680	131,460
Charter Financial Corp.	6,231	109,292
Chemical Financial Corp.	42,262	2,259,749
Chemung Financial Corp.	1,486	71,477
Citizens & Northern Corp.	6,765	162,360
City Holding Co.	9,143	616,878
Civista Bancshares, Inc.	5,286	116,292
CNB Financial Corp.	8,036	210,865
CoBiz Financial, Inc.	24,482	489,395
Codorus Valley Bancorp, Inc.	4,491	123,637
Columbia Banking System, Inc.	43,230	1,877,911
Community Bank System, Inc.	29,981	1,611,479
Community Bankers Trust Corp.(a)	11,454	93,350
Community Financial Corp.	2,283	87,439
Community Trust Bancorp, Inc.	8,659	407,839
ConnectOne Bancorp, Inc.	19,061	490,821
County Bancorp, Inc.	2,541	75,620
Customers Bancorp, Inc.(a)	16,583	430,992

Security	Shares	Value
Banks: Diversified (continued)
CVB Financial Corp.	61,215	$1,442,225
DNB Financial Corp.	1,174	39,564
Eagle Bancorp, Inc.(a)	18,466	1,069,181
Enterprise Bancorp, Inc.	4,993	170,012
Enterprise Financial Services Corp.	13,127	592,684
Equity Bancshares, Inc., Class A(a)	5,951	210,725
Evans Bancorp, Inc.	2,423	101,524
Farmers & Merchants Bancorp Inc/Archbold	4,810	196,248
Farmers Capital Bank Corp.	4,013	154,501
Farmers National Banc Corp.	13,901	205,040
FB Financial Corp.(a)	7,684	322,651
Fidelity Southern Corp.	14,062	306,552
Financial Institutions, Inc.	9,563	297,409
First Bancorp, Inc.	6,904	187,996
First BanCorp, Puerto Rico(a)	112,704	574,790
First Bancorp/Southern Pines NC	17,327	611,816
First Bancshares, Inc.	6,057	207,149
First Busey Corp.	24,773	741,704
First Business Financial Services, Inc.	4,646	102,770
First Citizens BancShares, Inc., Class A	4,439	1,788,917
First Commonwealth Financial Corp.	63,086	903,392
First Community Bancshares, Inc.	10,946	314,479
First Connecticut Bancorp, Inc.	7,547	197,354
First Financial Bancorp	37,363	984,515
First Financial Bankshares, Inc.	38,284	1,724,694
First Financial Corp.	6,132	278,086
First Foundation, Inc.(a)	16,064	297,827
First Guaranty Bancshares, Inc.	2,919	72,975
First Internet Bancorp	4,462	170,225
First Interstate Bancsystem, Inc., Class A	17,347	694,747
First Merchants Corp.	24,086	1,013,057
First Mid-Illinois Bancshares, Inc.	5,406	208,347
First Midwest Bancorp, Inc.	60,350	1,449,004
First Northwest Bancorp(a)	5,013	81,712
First of Long Island Corp.	13,041	371,669
Flagstar Bancorp, Inc.(a)(b)	13,233	495,179
FNB Bancorp.	2,837	103,522
Franklin Financial Network, Inc.(a)(b)	7,536	256,978
Fulton Financial Corp.	103,545	1,853,455
German American Bancorp, Inc.	12,847	453,885
Glacier Bancorp, Inc.	47,356	1,865,353
Great Western Bancorp, Inc.	36,518	1,453,416
Guaranty Bancorp	14,879	411,404
Guaranty Bancshares, Inc.	840	25,746
Hancock Holding Co.	51,106	2,529,747
Hanmi Financial Corp.	20,296	615,984
HarborOne Bancorp, Inc.(a)	7,133	136,668
Heartland Financial USA, Inc.	15,472	830,073
Heritage Commerce Corp.	19,334	296,197
Home BancShares, Inc.	94,618	2,199,868
Hope Bancorp, Inc.	80,127	1,462,318
Horizon Bancorp	14,410	400,598
Howard Bancorp, Inc.(a)	4,759	104,698
Iberiabank Corp.	30,485	2,362,587
Independent Bank Corp.	27,561	1,385,156
Independent Bank Group, Inc.	10,511	710,544
International Bancshares Corp.	32,657	1,296,483
Investar Holding Corp.	4,341	104,618
Lakeland Bancorp, Inc.	28,156	542,003
Lakeland Financial Corp.	14,804	717,846
LCNB Corp.	3,955	80,880
Live Oak Bancshares, Inc.	13,444	320,639
Macatawa Bank Corp.	13,749	137,490
MainSource Financial Group, Inc.	16,087	584,119

44	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2017	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value
Banks: Diversified (continued)
MB Financial, Inc.	48,575	$2,162,559
MBT Financial Corp.	8,241	87,355
Mercantile Bank Corp.	9,721	343,832
Merchants Bancorp	4,568	89,898
Metropolitan Bank Holding Corp.(a)	2,404	101,208
Middlefield Banc Corp.	1,102	53,116
Midland States Bancorp, Inc.	9,099	295,536
MidSouth Bancorp, Inc.	8,596	113,897
National Bank Holdings Corp., Class A	14,941	484,537
National Bankshares, Inc.	3,533	160,575
National Commerce Corp.(a)	7,463	300,386
NBT Bancorp, Inc.	27,014	994,115
Nicolet Bankshares, Inc.(a)(b)	4,816	263,628
Northeast Bancorp	4,017	92,994
Northrim BanCorp, Inc.	3,937	133,267
Norwood Financial Corp.	3,024	99,792
OFG Bancorp	31,974	300,556
Ohio Valley Banc Corp.	2,568	103,747
Old Line Bancshares, Inc.	4,479	131,862
Old National Bancorp	86,382	1,507,366
Old Point Financial Corp.	1,405	41,799
Old Second Bancorp, Inc.	15,775	215,329
Opus Bank(a)	12,788	349,112
Orrstown Financial Services, Inc.	4,036	101,909
Pacific Mercantile Bancorp(a)(b)	7,148	62,545
Pacific Premier Bancorp, Inc.(a)	23,723	948,920
Paragon Commercial Corp.(a)	2,224	118,339
Park National Corp.	7,904	822,016
Parke Bancorp, Inc.	2,446	50,265
PCSB Financial Corp.(a)	12,135	231,172
Peapack Gladstone Financial Corp.	10,713	375,169
Penns Woods Bancorp, Inc.	2,976	138,622
People’s Utah Bancorp	7,063	214,009
Peoples Bancorp of North Carolina, Inc.	2,922	89,676
Peoples Bancorp, Inc.	8,803	287,154
Peoples Financial Services Corp.	3,563	165,965
Preferred Bank	7,994	469,887
Premier Financial Bancorp, Inc.	4,311	86,565
Provident Financial Services, Inc.	39,687	1,070,358
QCR Holdings, Inc.	6,819	292,194
RBB Bancorp	2,074	56,765
Reliant Bancorp Inc.(a)	3,231	82,843
Renasant Corp.	28,164	1,151,626
Republic Bancorp, Inc., Class A	5,309	201,848
Republic First Bancorp, Inc.(a)	30,362	256,559
S&T Bancorp, Inc.	20,518	816,822
Sandy Spring Bancorp, Inc.	13,660	533,013
Seacoast Banking Corp. of Florida(a)	25,611	645,653
ServisFirst Bancshares, Inc.	27,719	1,150,339
Shore Bancshares, Inc.	5,985	99,950
Sierra Bancorp	8,134	216,039
Simmons First National Corp., Class A	25,790	1,472,609
SmartFinancial, Inc.(a)	3,826	83,024
South State Corp.	21,490	1,872,853
Southern First Bancshares, Inc.(a)	3,347	138,064
Southern National Bancorp of Virginia, Inc.	11,526	184,762
Southside Bancshares, Inc.	15,076	507,760
State Bank Financial Corp.	22,616	674,861
Stock Yards Bancorp, Inc.	14,257	537,489
Summit Financial Group, Inc.	5,843	153,788
Sunshine Bancorp, Inc.(a)	5,481	125,734
Texas Capital Bancshares, Inc.(a)	29,697	2,640,063
Tompkins Financial Corp.	8,967	729,465
TowneBank	33,442	1,028,342

Security	Shares	Value
Banks: Diversified (continued)
Trico Bancshares	12,572	$475,976
Tristate Capital Holdings, Inc.(a)(b)	14,153	325,519
Triumph Bancorp, Inc.(a)	10,552	332,388
TrustCo Bank Corp. NY	58,027	533,848
Trustmark Corp.	39,211	1,249,262
Two River Bancorp	4,102	74,369
UMB Financial Corp.	27,234	1,958,669
Umpqua Holdings Corp.	133,043	2,767,294
Union Bankshares Corp.	26,270	950,186
Union Bankshares, Inc.	1,728	91,498
United Bankshares, Inc.	59,738	2,075,895
United Community Banks, Inc.	45,546	1,281,664
United Community Financial Corp.	26,388	240,922
United Security Bancshares	8,765	96,415
Unity Bancorp, Inc.	3,660	72,285
Univest Corp. of Pennsylvania	15,539	435,869
Valley National Bancorp	160,868	1,804,950
Veritex Holdings, Inc.(a)	10,033	276,810
Washington Trust Bancorp, Inc.	9,000	479,250
WashingtonFirst Bankshares, Inc.	6,253	214,228
WesBanco, Inc.	26,093	1,060,680
West BanCorp., Inc.	8,473	213,096
Westamerica BanCorp	16,055	956,075
Wintrust Financial Corp.	33,330	2,745,392
Xenith Bankshares, Inc.(a)	3,567	120,672

		118,779,723
Banks: Savings, Thrift & Mortgage Lending — 1.8%
Banc of California, Inc.	26,006	537,024
Bank Mutual Corp.	23,127	246,303
BankFinancial Corp.	6,891	105,708
Bear State Financial, Inc.	10,894	111,446
Berkshire Hills Bancorp, Inc.	23,512	860,539
BofI Holding, Inc.(a)	36,250	1,083,875
Brookline Bancorp, Inc.	48,775	765,767
BSB Bancorp, Inc.(a)	4,496	131,508
Clifton Bancorp, Inc.	10,651	182,132
Dime Community Bancshares, Inc.	18,007	377,247
Entegra Financial Corp.(a)	2,913	85,205
ESSA Bancorp, Inc.	4,135	64,795
First Defiance Financial Corp.	5,994	311,508
First Financial Northwest, Inc.	4,824	74,820
Flushing Financial Corp.	16,973	466,758
Great Southern Bancorp, Inc.	6,934	358,141
Greene County Bancorp, Inc.	1,302	42,445
Heritage Financial Corp.	17,916	551,813
Hingham Institution for Savings	794	164,358
Home Bancorp, Inc.	3,213	138,866
HomeStreet, Inc.(a)	16,620	481,149
Investors Bancorp, Inc.	153,687	2,133,189
Kearny Financial Corp.	53,774	777,034
Ladder Capital Corp.(b)	47,246	643,963
LegacyTexas Financial Group, Inc.	25,713	1,085,346
Malvern Bancorp, Inc.(a)	3,438	90,076
Meridian Bancorp, Inc.	28,095	578,757
MutualFirst Financial, Inc.	3,230	124,517
Northfield Bancorp, Inc.	23,340	398,647
Northwest Bancshares, Inc.	60,857	1,018,138
OceanFirst Financial Corp.	19,084	500,955
Oconee Federal Financial Corp.	624	17,909
Ocwen Financial Corp.(a)	59,047	184,817
Oritani Financial Corp.	25,427	417,003
Provident Bancorp, Inc.(a)	1,898	50,202
Provident Financial Holdings, Inc.	2,316	42,614
Prudential Bancorp, Inc.	4,215	74,184

SCHEDULES OF INVESTMENTS	45

Schedule of Investments (continued) December 31, 2017	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value
Banks: Savings, Thrift & Mortgage Lending (continued)
Riverview Bancorp, Inc.	10,920	$94,676
SI Financial Group, Inc.	6,255	91,949
Southern Missouri Bancorp, Inc.	4,598	172,839
Sterling Bancorp	128,434	3,159,476
Territorial Bancorp, Inc.	4,521	139,563
Timberland Bancorp, Inc.	3,309	87,854
United Financial Bancorp, Inc.	31,610	557,600
Washington Federal, Inc.	54,254	1,858,199
Waterstone Financial, Inc.	13,870	236,484
Western New England Bancorp, Inc.	14,315	156,034
WSFS Financial Corp.	18,253	873,406

		22,706,838
Beverage: Brewers & Distillers — 0.1%
Boston Beer Co., Inc., Class A(a)(b)	4,966	949,002
Castle Brands, Inc.(a)	51,353	62,651
Craft Brew Alliance, Inc.(a)	7,359	141,293
Primo Water Corp.(a)(b)	13,482	169,469

		1,322,415
Beverage: Soft Drinks — 0.1%
Coca-Cola Bottling Co. Consolidated	2,907	625,761
Farmer Bros Co.(a)	4,695	150,944
National Beverage Corp.	6,941	676,331

		1,453,036
Biotechnology — 6.4%
Acceleron Pharma, Inc.(a)(b)	22,539	956,555
Acorda Therapeutics, Inc.(a)	25,852	554,525
Aduro Biotech, Inc.(a)	25,791	193,433
Advaxis, Inc.(a)(b)	20,942	59,475
Agenus, Inc.(a)	39,921	130,142
Aileron Therapeutics, Inc.(a)(b)	3,794	39,989
Aimmune Therapeutics, Inc.(a)(b)	21,415	809,915
Akcea Therapeutics, Inc.(a)(b)	8,804	152,837
Akebia Therapeutics, Inc.(a)	27,741	412,509
Alder Biopharmaceuticals, Inc.(a)	37,096	424,749
Allena Pharmaceuticals, Inc.(a)	3,299	33,188
AMAG Pharmaceuticals, Inc.(a)	22,176	293,832
Amicus Therapeutics, Inc.(a)(b)	100,290	1,443,173
AnaptysBio, Inc.(a)	10,646	1,072,265
Anavex Life Sciences Corp.(a)(b)	20,570	66,235
ANI Pharmaceuticals, Inc.(a)	4,639	298,984
Apellis Pharmaceuticals, Inc.(a)	6,649	144,283
Ardelyx, Inc.(a)(b)	18,648	123,077
Arena Pharmaceuticals, Inc.(a)	22,966	780,155
Array BioPharma, Inc.(a)	118,991	1,523,085
Assembly Biosciences, Inc.(a)	9,599	434,355
Asterias Biotherapeutics, Inc.(a)	12,667	28,501
Atara Biotherapeutics, Inc.(a)(b)	16,408	296,985
Athenex, Inc.(a)(b)	4,668	74,221
Athersys, Inc.(a)	71,682	129,744
Audentes Therapeutics, Inc.(a)	9,800	306,250
Avexis, Inc.(a)	14,683	1,624,968
Axovant Sciences Ltd.(a)(b)	18,560	97,811
Bellicum Pharmaceuticals, Inc.(a)(b)	14,891	125,233
BioCryst Pharmaceuticals, Inc.(a)(b)	59,414	291,723
Biohaven Pharmaceutical Holding Co. Ltd.(a)	6,281	169,461
BioTelemetry, Inc.(a)	19,000	568,100
BioTime, Inc.(a)	56,356	121,165
Bluebird Bio, Inc.(a)	29,202	5,200,876
Blueprint Medicines Corp.(a)	25,363	1,912,624
Calithera Biosciences, Inc.(a)	18,156	151,603
Calyxt, Inc.(a)	4,973	109,555
Cascadian Therapeutics, Inc.(a)	19,068	70,552
Catalyst Pharmaceutical, Inc.(a)	39,337	153,808

Security	Shares	Value
Biotechnology (continued)
Celcuity, Inc.(a)	1,990	$37,711
Celldex Therapeutics, Inc.(a)	80,511	228,651
ChemoCentryx, Inc.(a)	13,511	80,390
Clearside Biomedical, Inc.(a)	11,559	80,913
Clovis Oncology, Inc.(a)	26,333	1,790,644
Codexis, Inc.(a)	26,033	217,376
Coherus Biosciences, Inc.(a)	22,773	200,402
Collegium Pharmaceutical, Inc.(a)(b)	15,034	277,528
Corbus Pharmaceuticals Holdings, Inc.(a)	29,171	207,114
Corium International, Inc.(a)	14,835	142,564
Curis, Inc.(a)	66,996	46,897
Cytokinetics, Inc.(a)	23,189	188,990
CytomX Therapeutics, Inc.(a)	17,882	377,489
Deciphera Pharmaceuticals, Inc.(a)	4,962	112,489
Dermira, Inc.(a)(b)	22,446	624,223
Dova Pharmaceuticals, Inc.(a)(b)	3,211	92,477
Dynavax Technologies Corp.(a)(b)	36,329	679,352
Edge Therapeutics, Inc.(a)	10,339	96,876
Editas Medicine, Inc.(a)	20,559	631,778
Emergent Biosolutions, Inc.(a)	20,461	950,823
Enzo Biochem, Inc.(a)	21,998	179,284
Epizyme, Inc.(a)	29,477	369,936
Exact Sciences Corp.(a)(b)	69,995	3,677,537
Fate Therapeutics, Inc.(a)	22,531	137,664
FibroGen, Inc.(a)	41,687	1,975,964
Five Prime Therapeutics, Inc.(a)(b)	15,348	336,428
Fortress Biotech, Inc.(a)(b)	17,717	70,691
Foundation Medicine, Inc.(a)	8,354	569,743
G1 Therapeutics, Inc.(a)	4,828	95,788
GenMark Diagnostics, Inc.(a)	27,948	116,543
Genocea Biosciences, Inc.(a)(b)	16,766	19,449
Genomic Health, Inc.(a)	11,555	395,181
Geron Corp.(a)(b)	78,995	142,191
Global Blood Therapeutics, Inc.(a)	21,796	857,673
Halozyme Therapeutics, Inc.(a)	70,491	1,428,148
Heron Therapeutics, Inc.(a)	27,688	501,153
Idera Pharmaceuticals, Inc.(a)	85,553	180,517
Ignyta, Inc.(a)	35,364	944,219
ImmunoGen, Inc.(a)	59,863	383,722
Immunomedics, Inc.(a)(b)	60,768	982,011
Inovio Pharmaceuticals, Inc.(a)(b)	47,856	197,645
Insmed, Inc.(a)	45,889	1,430,819
Insys Therapeutics, Inc.(a)(b)	13,642	131,236
Intellia Therapeutics, Inc.(a)	10,138	194,852
Invitae Corp.(a)	25,942	235,553
Iovance Biotherapeutics, Inc.(a)	37,070	296,560
Jounce Therapeutics, Inc.(a)(b)	8,903	113,513
Kala Pharmaceuticals, Inc.(a)	4,899	90,583
Karyopharm Therapeutics, Inc.(a)	18,762	180,115
Keryx Biopharmaceuticals, Inc.(a)(b)	51,479	239,377
Kindred Biosciences, Inc.(a)	16,332	154,337
Kura Oncology, Inc.(a)(b)	12,463	190,684
Lexicon Pharmaceuticals, Inc.(a)	27,371	270,426
Ligand Pharmaceuticals, Inc.(a)	12,314	1,686,156
Loxo Oncology, Inc.(a)	13,833	1,164,462
MacroGenics, Inc.(a)	19,987	379,753
Madrigal Pharmaceuticals, Inc.(a)	2,492	228,741
Matinas BioPharma Holdings, Inc.(a)	47,401	54,985
MediciNova, Inc.(a)	22,162	143,388
Merrimack Pharmaceuticals, Inc.	7,315	74,979
Mersana Therapeutics, Inc.(a)	3,584	58,885
Minerva Neurosciences, Inc.(a)(b)	14,452	87,435
Miragen Therapeutics, Inc.(a)	7,640	79,685
Momenta Pharmaceuticals, Inc.(a)	45,495	634,655

46	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2017	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value
Biotechnology (continued)
Myriad Genetics, Inc.(a)(b)	38,882	$1,335,402
NantKwest, Inc.(a)(b)	16,787	75,374
Natera, Inc.(a)	18,800	169,012
Nektar Therapeutics(a)(b)	88,651	5,294,238
Neos Therapeutics, Inc.(a)	14,777	150,725
NewLink Genetics Corp.(a)	17,844	144,715
Novavax, Inc.(a)(b)	189,125	234,516
Novelion Therapeutics, Inc.(a)	6,031	18,817
Nymox Pharmaceutical Corp.(a)	22,158	73,121
Omeros Corp.(a)(b)	27,367	531,741
Organovo Holdings, Inc.(a)(b)	56,448	75,640
Ovid therapeutics, Inc.(a)	1,834	18,102
Pacific Biosciences of California, Inc.(a)(b)	60,934	160,866
PDL BioPharma, Inc.(a)	88,785	243,271
Penumbra, Inc.(a)	17,573	1,653,619
Pieris Pharmaceuticals, Inc.(a)	19,549	147,595
PRA Health Sciences, Inc.(a)	29,538	2,690,026
Progenics Pharmaceuticals, Inc.(a)	44,389	264,115
Protagonist Therapeutics, Inc.(a)	7,753	161,262
Prothena Corp. PLC(a)	22,508	843,825
PTC Therapeutics, Inc.(a)	24,769	413,147
Pulse Biosciences, Inc.(a)(b)	5,044	119,038
Puma Biotechnology, Inc.(a)	17,230	1,703,186
Ra Pharmaceuticals, Inc.(a)	6,516	55,386
RadNet, Inc.(a)	21,101	213,120
Recro Pharma, Inc.(a)	9,207	85,165
REGENXBIO, Inc.(a)	17,003	565,350
Repligen Corp.(a)(b)	22,964	833,134
Retrophin, Inc.(a)(b)	22,775	479,869
Rhythm Pharmaceuticals, Inc.(a)	4,984	144,835
Rigel Pharmaceuticals, Inc.(a)	89,194	346,073
Rockwell Medical, Inc.(a)(b)	25,424	147,968
RTI Surgical, Inc.(a)(b)	29,276	120,032
Sage Therapeutics, Inc.(a)	22,591	3,720,964
Sangamo Therapeutics, Inc.(a)	50,545	828,938
Sarepta Therapeutics, Inc.(a)(b)	36,499	2,030,804
Selecta Biosciences, Inc.(a)	8,246	80,893
Seres Therapeutics, Inc.(a)	10,903	110,556
Sienna Biopharmaceuticals, Inc.(a)	3,227	58,570
Spark Therapeutics, Inc.(a)	16,584	852,749
Spero Therapeutics, Inc.(a)	3,800	44,650
Stemline Therapeutics, Inc.(a)(b)	14,252	222,331
Strongbridge Biopharma PLC(a)	12,530	90,843
Sucampo Pharmaceuticals, Inc., Class A(a)	13,353	239,686
Syneos Health, Inc., Class A(a)	32,187	1,403,353
Synergy Pharmaceuticals, Inc.(a)(b)	150,769	336,215
Syros Pharmaceuticals, Inc.(a)	6,792	66,086
Tocagen, Inc.(a)	10,788	110,577
Trevena, Inc.(a)	27,410	43,856
Vanda Pharmaceuticals, Inc.(a)	26,881	408,591
VBI Vaccines, Inc.(a)	21,573	92,117
Veracyte, Inc.(a)	12,462	81,377
Versartis, Inc.(a)	18,972	41,738
vTv Therapeutics, Inc., Class A(a)	1,667	10,019
XBiotech, Inc.(a)(b)	9,268	36,516
Xencor, Inc.(a)	21,804	477,944
ZIOPHARM Oncology, Inc.(a)(b)	73,852	305,747

		81,334,699
Building Materials — 1.2%
Armstrong Flooring, Inc.(a)	12,479	211,145
Builders FirstSource, Inc.(a)	66,239	1,443,348
Caesarstone Ltd.(a)	14,550	320,100
Continental Building Products, Inc.(a)	23,463	660,483
Gibraltar Industries, Inc.(a)(b)	18,917	624,261

Security	Shares	Value
Building Materials (continued)
Griffon Corp.	18,911	$384,839
Huttig Building Products, Inc.(a)	10,383	69,047
Louisiana-Pacific Corp.(a)	87,206	2,290,056
LSI Industries, Inc.	13,584	93,458
Masonite International Corp.(a)	17,116	1,269,151
NCI Building Systems, Inc.(a)	23,378	451,195
Patrick Industries, Inc.(a)	14,607	1,014,456
PGT Innovations, Inc.(a)	28,527	480,680
Quanex Building Products Corp.	21,077	493,202
Simpson Manufacturing Co., Inc.	24,457	1,404,076
Summit Materials, Inc., Class A(a)(b)	66,056	2,076,801
Trex Co., Inc.(a)	17,598	1,907,447

		15,193,745
Building: Climate Control — 0.2%
AAON, Inc.	25,234	926,088
Comfort Systems USA, Inc.	22,279	972,478

		1,898,566
Building: Roofing, Wallboard & Plumbing — 0.3%
Beacon Roofing Supply, Inc.(a)	39,698	2,531,145
Forterra, Inc.(a)(b)	11,290	125,319
Foundation Building Materials, Inc.(a)	10,500	155,295
JELD-WEN Holding, Inc.(a)	40,190	1,582,280

		4,394,039
Cable Television Services — 0.0%
WideOpenWest, Inc.(a)	12,235	129,324

Casinos & Gambling — 0.5%
Boyd Gaming Corp.	49,272	1,726,984
Caesars Entertainment Corp.(a)	83,413	1,055,187
Century Casinos, Inc.(a)	16,496	150,608
Eldorado Resorts, Inc.(a)	28,701	951,438
Inspired Entertainment, Inc.(a)	1,465	14,357
Monarch Casino & Resort, Inc.(a)	7,473	334,940
Penn National Gaming, Inc.(a)	35,154	1,101,375
Scientific Games Corp., Class A(a)(b)	32,143	1,648,936

		6,983,825
Cement — 0.1%
US Concrete, Inc.(a)	9,567	800,280

Chemicals: Diversified — 1.0%
Aceto Corp.	19,095	197,251
AdvanSix, Inc.(a)	17,581	739,633
AgroFresh Solutions, Inc.(a)	10,625	78,625
American Vanguard Corp.	16,655	327,271
CSW Industrials, Inc.(a)	8,541	392,459
GCP Applied Technologies, Inc.(a)	42,484	1,355,240
Hawkins, Inc.	6,104	214,861
Ingevity Corp.(a)	25,370	1,787,824
Innophos Holdings, Inc.	11,267	526,507
KMG Chemicals, Inc.	7,808	515,953
Landec Corp.(a)	14,535	183,141
LSB Industries, Inc.(a)	10,895	95,440
Nexeo Solutions, Inc.(a)	15,133	137,710
OMNOVA Solutions, Inc.(a)	26,264	262,640
PolyOne Corp.	48,395	2,105,182
Rayonier Advanced Materials, Inc.	25,860	528,837
Sensient Technologies Corp.	26,096	1,908,922
Tronox Ltd., Class A	53,889	1,105,284

		12,462,780
Chemicals: Specialty — 0.5%
Advanced Emissions Solutions, Inc.	2,275	21,977
Balchem Corp.	18,630	1,501,578
Calgon Carbon Corp.	29,344	625,048

SCHEDULES OF INVESTMENTS	47

Schedule of Investments (continued) December 31, 2017	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value
Chemicals: Specialty (continued)
FutureFuel Corp.	13,611	$191,779
Innospec, Inc.	14,421	1,018,123
Kraton Corp.(a)	18,061	869,998
PQ Group Holdings, Inc.(a)	18,471	303,848
Quaker Chemical Corp.	7,681	1,158,218
Stepan Co.	12,153	959,722
Valhi, Inc.	18,357	113,263

		6,763,554
Coal — 0.3%
Arch Coal, Inc., Class A	11,549	1,075,905
Cloud Peak Energy, Inc.(a)	43,033	191,501
Hallador Energy Co.	12,927	78,726
Peabody Energy Corp.(a)	40,054	1,576,926
Ramaco Resources, Inc.(a)(b)	4,174	28,717
Warrior Met Coal, Inc.	19,769	497,190
Westmoreland Coal Co.(a)	7,087	8,575

		3,457,540
Commercial Banks — 0.1%
Blue Hills Bancorp, Inc.	12,781	256,898
Green Bancorp, Inc.(a)	13,186	267,676
HomeTrust Bancshares, Inc.(a)	9,004	231,853
Sun Bancorp, Inc.(b)	5,177	125,801

		882,228
Commercial Finance & Mortgage Companies — 0.2%
Federal Agricultural Mortgage Corp., Class C	5,762	450,819
Impac Mortgage Holdings, Inc.(a)	6,777	68,854
Meta Financial Group, Inc.	5,347	495,400
Nationstar Mortgage Holdings, Inc.(a)(b)	17,071	315,814
On Deck Capital, Inc.(a)	28,884	165,794
PennyMac Financial Services, Inc.(a)(f)	3,162	70,671
RE/MAX Holdings, Inc., Class A	10,919	529,571
Walker & Dunlop, Inc.(a)(b)	16,625	789,687

		2,886,610
Commercial Services & Supplies — 0.1%
Aqua Metals, Inc.(a)(b)	7,409	15,781
ARC Document Solutions, Inc.(a)	21,353	54,450
Collectors Universe, Inc.	4,797	137,386
Hill International, Inc.(a)(b)	16,495	89,898
Information Services Group, Inc.(a)	16,905	70,494
National Research Corp., Class A	5,288	197,242
Weight Watchers International, Inc.(a)	17,043	754,664

		1,319,915
Commercial Services: Rental & Leasing — 0.8%
Aircastle Ltd.	28,268	661,189
CAI International, Inc.(a)	8,694	246,214
GATX Corp.	23,277	1,446,898
GMS, Inc.(a)	16,835	633,669
H&E Equipment Services, Inc.	19,107	776,700
Herc Holdings, Inc.(a)(b)	14,681	919,177
Marlin Business Services Corp.	4,957	111,037
McGrath RentCorp	14,399	676,465
Mobile Mini, Inc.	26,198	903,831
NOW, Inc.(a)	63,534	700,791
PHH Corp.(a)	22,491	231,657
Rush Enterprises, Inc., Class B(a)	2,370	114,258
SiteOne Landscape Supply, Inc.(a)(b)	20,073	1,539,599
Triton International Ltd.(a)	28,278	1,059,011
Willis Lease Finance Corp.(a)	1,613	40,277

		10,060,773
Commercial Vehicles & Parts — 0.5%
Blue Bird Corp.(a)	3,210	63,879

Security	Shares	Value
Commercial Vehicles & Parts (continued)
Commercial Vehicle Group, Inc.(a)	14,352	$153,423
Cooper-Standard Holding, Inc.(a)	10,444	1,279,390
Miller Industries, Inc.	5,854	151,033
Modine Manufacturing Co.(a)	29,580	597,516
Motorcar Parts of America, Inc.(a)(b)	11,882	296,931
Navistar International Corp.(a)(b)	29,859	1,280,354
REV Group, Inc.	13,281	432,031
Rush Enterprises, Inc., Class A(a)	19,040	967,422
Spartan Motors, Inc.	20,208	318,276
Wabash National Corp.	35,726	775,276

		6,315,531
Communications Equipment — 0.0%
Aerohive Networks, Inc.(a)	20,656	120,424

Communications Technology — 1.5%
ADTRAN, Inc.	29,778	576,204
Anixter International, Inc.(a)	17,542	1,333,192
Bel Fuse, Inc., Class B	5,252	132,219
Calix, Inc.(a)(b)	23,468	139,635
Ciena Corp.(a)(b)	85,329	1,785,936
Comtech Telecommunications Corp.	14,324	316,847
Digi International, Inc.(a)	14,291	136,479
Extreme Networks, Inc.(a)	68,278	854,841
Finisar Corp.(a)	68,490	1,393,771
General Cable Corp.	29,018	858,933
GSI Technology, Inc.(a)(b)	5,872	46,741
Harmonic, Inc.(a)	43,047	180,797
Infinera Corp.(a)	89,061	563,762
Intelsat SA(a)	19,547	66,264
InterDigital, Inc.	21,032	1,601,587
KVH Industries, Inc.(a)(b)	7,710	79,799
Loral Space & Communications, Inc.(a)	7,558	332,930
Lumentum Holdings, Inc.(a)(b)	37,026	1,810,571
NeoPhotonics Corp.(a)(b)	18,209	119,815
NETGEAR, Inc.(a)	18,810	1,105,088
Ooma, Inc.(a)	9,651	115,329
Plantronics, Inc.	19,629	988,909
Quantenna Communications, Inc.(a)(b)	14,210	173,362
Ribbon Communications, Inc.(a)	30,315	234,335
RingCentral, Inc., Class A(a)	38,902	1,882,857
TeleNav, Inc.(a)	16,771	92,241
ViaSat, Inc.(a)(b)	31,645	2,368,628

		19,291,072
Computer Services Software & Systems — 5.8%
A10 Networks, Inc.(a)	31,086	239,984
ACI Worldwide, Inc.(a)(b)	69,728	1,580,734
Acxiom Corp.(a)	48,050	1,324,258
Alarm.com Holdings, Inc.(a)	11,810	445,827
Alteryx, Inc., Class A(a)	13,976	353,174
American Software, Inc., Class A	16,584	192,872
Appfolio, Inc., Class A(a)	5,603	232,525
Aspen Technology, Inc.(a)	43,399	2,873,014
Avid Technology, Inc.(a)	19,459	104,884
Barracuda Networks, Inc.(a)	15,201	418,028
Bazaarvoice, Inc.(a)	52,551	286,403
Benefitfocus, Inc.(a)	9,620	259,740
Blackbaud, Inc.	28,584	2,700,902
Blackline, Inc.(a)	8,993	294,970
Blucora, Inc.(a)	26,487	585,363
Bottomline Technologies, Inc.(a)	23,622	819,211
Box, Inc., Class A(a)(b)	48,964	1,034,120
Brightcove, Inc.(a)	18,543	131,655
BroadSoft, Inc.(a)	19,198	1,053,970
CACI International, Inc., Class A(a)	14,761	1,953,618

48	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2017	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value
Computer Services Software & Systems (continued)
Callidus Software, Inc.(a)	40,689	$1,165,740
Cloudera, Inc.(a)	58,168	960,935
CommerceHub, Inc., Series A(a)	9,057	199,163
CommerceHub, Inc., Series C(a)	15,791	325,137
CommVault Systems, Inc.(a)	24,025	1,261,312
Cornerstone OnDemand, Inc.(a)	32,007	1,130,807
Coupa Software, Inc.(a)	18,867	589,028
CSG Systems International, Inc.	19,519	855,323
Digimarc Corp.(a)	6,323	228,576
Ebix, Inc.	14,485	1,147,936
Endurance International Group Holdings, Inc.(a)	34,328	288,355
Envestnet, Inc.(a)(b)	26,117	1,301,932
EPAM Systems, Inc.(a)	29,703	3,190,993
ePlus, Inc.(a)	7,651	575,355
Everbridge, Inc.(a)	9,991	296,933
Evolent Health, Inc., Class A(a)(b)	35,948	442,160
ForeScout Technologies, Inc.(a)	3,245	103,483
Groupon, Inc.(a)	203,079	1,035,708
Hortonworks, Inc.(a)	30,392	611,183
HubSpot, Inc.(a)(b)	20,232	1,788,509
Imperva, Inc.(a)	20,657	820,083
Inovalon Holdings, Inc., Class A(a)	39,357	590,355
Internap Corp.(a)	10,951	172,040
KEYW Holding Corp.(a)	25,569	150,090
Leaf Group Ltd.(a)	4,456	44,114
LendingClub Corp.(a)	191,778	792,043
Limelight Networks, Inc.(a)	42,523	187,526
LivePerson, Inc.(a)(b)	33,529	385,584
Majesco(a)	1,856	9,967
Mantech International Corp., Class A	15,670	786,477
Meet Group, Inc.(a)	37,117	104,670
Mercury Systems, Inc.(a)	28,051	1,440,419
MicroStrategy, Inc., Class A(a)	5,795	760,883
MINDBODY, Inc., Class A(a)(b)	25,404	773,552
Mitek Systems, Inc.(a)	16,755	149,957
Monotype Imaging Holdings, Inc.	24,271	584,931
MuleSoft, Inc., Class A(a)	13,886	322,988
Netscout Systems, Inc.(a)(b)	51,173	1,558,218
New Relic, Inc.(a)	18,314	1,058,000
NIC, Inc.	38,708	642,553
Nutanix, Inc., Class A(a)	63,966	2,256,720
Okta, Inc.(a)	11,915	305,143
Ominto, Inc.(a)(b)	6,074	20,591
PDF Solutions, Inc.(a)	17,396	273,117
Pegasystems, Inc.	21,912	1,033,151
Perficient, Inc.(a)	21,837	416,432
Presidio, Inc.(a)	14,019	268,744
Progress Software Corp.	28,345	1,206,647
Proofpoint, Inc.(a)	25,960	2,305,508
PROS Holdings, Inc.(a)(b)	16,050	424,523
Q2 Holdings, Inc.(a)	18,429	679,109
QAD, Inc., Class A	6,183	240,210
Rapid7, Inc.(a)	13,069	243,868
RealNetworks, Inc.(a)(b)	11,384	38,933
RealPage, Inc.(a)	35,213	1,559,936
Reis, Inc.	4,357	89,972
Science Applications International Corp.	25,736	1,970,606
SecureWorks Corp., Class A(a)(b)	3,584	31,790
SendGrid, Inc.(a)	5,035	120,689
Shutterstock, Inc.(a)	11,481	494,027
Simulations Plus, Inc.	5,816	93,638
SPS Commerce, Inc.(a)	10,009	486,337
Synchronoss Technologies, Inc.(a)	27,017	241,532
SYNNEX Corp.	17,220	2,341,059

Security	Shares	Value
Computer Services Software & Systems (continued)
Syntel, Inc.(a)	19,261	$442,810
TechTarget, Inc.(a)	10,228	142,374
Tintri, Inc.(a)(b)	8,668	44,207
TiVo Corp.	71,654	1,117,802
Tucows, Inc., Class A(a)	5,693	398,795
Twilio, Inc., Class A(a)	36,919	871,288
Unisys Corp.(a)	28,471	232,039
Upland Software, Inc.(a)	4,107	88,958
Varonis Systems, Inc.(a)	12,046	584,833
VASCO Data Security International, Inc.(a)	18,631	258,971
VeriFone Systems, Inc.(a)	67,926	1,202,969
Verint Systems, Inc.(a)	37,715	1,578,373
Veritone, Inc.(a)(b)	1,357	31,482
VirnetX Holding Corp.(a)(b)	29,662	109,749
Virtusa Corp.(a)	16,010	705,721
Web.com Group, Inc.(a)(b)	23,587	514,197
Workiva, Inc.(a)	14,924	319,374
Yelp, Inc.(a)	47,769	2,004,387
Yext, Inc.(a)(b)	14,522	174,700
Zix Corp.(a)	28,984	126,950

		73,810,531
Computer Technology — 0.5%
3D Systems Corp.(a)(b)	66,707	576,357
Cray, Inc.(a)	23,958	579,784
Diebold Nixdorf, Inc.	44,259	723,635
Immersion Corp.(a)(b)	19,134	135,086
Impinj, Inc.(a)	10,378	233,816
Insight Enterprises, Inc.(a)	21,642	828,672
PC Connection, Inc.	6,323	165,726
PCM, Inc.(a)	6,050	59,895
Pure Storage, Inc., Class A(a)(b)	58,111	921,640
Quantum Corp.(a)	15,989	90,018
Radisys Corp.(a)	16,945	17,030
Safeguard Scientifics, Inc.(a)	12,119	135,733
Stratasys Ltd.(a)	29,728	593,371
Super Micro Computer, Inc.(a)	23,096	483,284
Synaptics, Inc.(a)	20,750	828,755
USA Technologies, Inc.(a)(b)	29,191	284,612

		6,657,414
Construction — 0.6%
Aegion Corp.(a)	19,787	503,183
Chicago Bridge & Iron Co. NV(a)	60,481	976,180
EMCOR Group, Inc.	35,250	2,881,688
Granite Construction, Inc.	23,782	1,508,492
Great Lakes Dredge & Dock Corp.(a)	31,880	172,152
Orion Group Holdings, Inc.(a)	18,309	143,359
Primoris Services Corp.	23,417	636,708
Sterling Construction Co., Inc.(a)	16,163	263,134
Tutor Perini Corp.(a)	22,242	563,835

		7,648,731
Consumer Electronics — 0.1%
Fitbit, Inc., Series A(a)	116,543	665,466
Universal Electronics, Inc.(a)	8,464	399,924
VOXX International Corp.(a)(b)	11,261	63,062
XO Group, Inc.(a)	14,239	262,852
ZAGG, Inc.(a)	15,368	283,539

		1,674,843
Consumer Lending — 0.8%
Elevate Credit, Inc.(a)	9,426	70,978
Encore Capital Group, Inc.(a)	14,884	626,616
Enova International, Inc.(a)	19,108	290,442
Ezcorp, Inc., Class A(a)	30,845	376,309

SCHEDULES OF INVESTMENTS	49

Schedule of Investments (continued) December 31, 2017	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value
Consumer Lending (continued)
FirstCash, Inc.	27,994	$1,888,195
LendingTree, Inc.(a)	3,841	1,307,668
Marcus & Millichap, Inc.(a)	10,082	328,774
MGIC Investment Corp.(a)	222,950	3,145,839
MoneyGram International, Inc.(a)	16,913	222,913
Nelnet, Inc., Class A	11,974	655,936
PRA Group, Inc.(a)(b)	26,556	881,659
Regional Management Corp.(a)	6,149	161,780
World Acceptance Corp.(a)	3,787	305,687

		10,262,796
Consumer Services: Miscellaneous — 0.4%
Cars.com, Inc.(a)	43,550	1,256,011
Chuy’s Holdings, Inc.(a)	10,788	302,603
Core-Mark Holding Co., Inc.	27,069	854,839
Del Frisco’s Restaurant Group, Inc.(a)(b)	11,897	181,429
Nutrisystem, Inc.	17,756	933,966
Sotheby’s(a)	23,008	1,187,213

		4,716,061
Containers & Packaging — 0.1%
Greif, Inc., Class A	15,391	932,387
Greif, Inc., Class B	2,965	205,623
Myers Industries, Inc.	13,734	267,813
UFP Technologies, Inc.(a)	4,162	115,703
Veritiv Corp.(a)	7,439	214,987

		1,736,513
Cosmetics — 0.1%
elf Beauty, Inc.(a)(b)	12,590	280,883
Inter Parfums, Inc.	10,098	438,758
Revlon, Inc., Class A(a)(b)	6,624	144,403

		864,044
Diversified Financial Services — 1.0%
Altisource Portfolio Solutions SA(a)	6,257	175,196
Associated Capital Group, Inc., Class A	3,120	106,392
Blackhawk Network Holdings, Inc.(a)(b)	32,777	1,168,500
Cannae Holdings, Inc.(a)	37,221	633,874
Evercore, Inc., Class A	23,266	2,093,940
FCB Financial Holdings, Inc., Class A(a)(b)	22,204	1,127,963
Greenhill & Co., Inc.	15,622	304,629
Hannon Armstrong Sustainable Infrastructure Capital, Inc.(b)	29,269	704,212
Houlihan Lokey, Inc.	16,241	737,829
HRG Group, Inc.(a)	71,472	1,211,467
Liberty Tax, Inc.	4,135	45,485
MBIA, Inc.(a)(b)	54,731	400,631
MidWestOne Financial Group, Inc.	6,122	205,271
Moelis & Co., Class A	19,438	942,743
Piper Jaffray Cos.	9,034	779,183
Stifel Financial Corp.	40,124	2,389,785
Tiptree, Inc., Class A	13,591	80,866

		13,107,966
Diversified Manufacturing Operations — 0.5%
Barnes Group, Inc.	30,167	1,908,666
Federal Signal Corp.	36,083	724,907
Harsco Corp.(a)	48,996	913,794
Lydall, Inc.(a)	9,774	496,031
OSI Systems, Inc.(a)	10,734	691,055
Raven Industries, Inc.	22,001	755,734
Standex International Corp.	7,612	775,282
TriMas Corp.(a)	27,685	740,574

		7,006,043
Diversified Materials & Processing — 0.4%
Belden, Inc.	25,255	1,948,928

Security	Shares	Value
Diversified Materials & Processing (continued)
Cabot Microelectronics Corp.	14,772	$1,389,750
Encore Wire Corp.	12,260	596,449
Energous Corp.(a)(b)	10,232	199,012
Insteel Industries, Inc.	10,922	309,311
Koppers Holdings, Inc.(a)	12,162	619,046
NL Industries, Inc.(a)(b)	4,662	66,434
Tredegar Corp.	15,701	301,459
Uranium Energy Corp.(a)(b)	73,618	130,306

		5,560,695
Diversified Media — 0.1%
EW Scripps Co., Class A(a)	35,079	548,285
Hemisphere Media Group, Inc.(a)	8,520	98,406

		646,691
Diversified Retail — 0.6%
Big Lots, Inc.	25,524	1,433,172
Dillard’s, Inc., Class A(b)	8,594	516,070
Duluth Holdings, Inc., Class B(a)(b)	5,109	91,196
Etsy, Inc.(a)(b)	72,222	1,476,940
Fred’s, Inc., Class A(a)	16,633	67,364
Gaia, Inc.(a)	3,712	46,029
HSN, Inc.	1,150	46,402
JC Penney Co., Inc.(a)(b)	190,697	602,606
Ollie’s Bargain Outlet Holdings, Inc.(a)	28,331	1,508,626
Overstock.com, Inc.(a)(b)	10,110	646,029
PriceSmart, Inc.	13,000	1,119,300
Sears Holdings Corp.(a)	6,444	23,069
Winmark Corp.	1,349	174,560

		7,751,363
Drug & Grocery Store Chains — 0.2%
Diplomat Pharmacy, Inc.(a)	29,596	593,992
Ingles Markets, Inc., Class A	8,235	284,931
PetMed Express, Inc.	11,842	538,811
Smart & Final Stores, Inc.(a)	11,756	100,514
SuperValu, Inc.(a)	22,365	483,084
Village Super Market, Inc., Class A	4,647	106,555
Weis Markets, Inc.	5,218	215,973

		2,323,860
Education Services — 0.8%
2U, Inc.(a)(b)	28,701	1,851,502
Adtalem Global Education, Inc.(a)	36,103	1,518,131
American Public Education, Inc.(a)	9,978	249,949
Bridgepoint Education, Inc.(a)	10,896	90,437
Cambium Learning Group, Inc.(a)	7,102	40,339
Capella Education Co.	6,704	518,890
Career Education Corp.(a)	40,988	495,135
Chegg, Inc.(a)	56,900	928,608
Franklin Covey Co.(a)(b)	5,350	111,012
Grand Canyon Education, Inc.(a)	28,045	2,510,869
HealthStream, Inc.(a)	14,611	338,391
Houghton Mifflin Harcourt Co.(a)	61,457	571,559
K12, Inc.(a)	22,613	359,547
Laureate Education, Inc., Class A(a)	33,156	449,595
Rosetta Stone, Inc.(a)	9,545	119,026
Strayer Education, Inc.	6,459	578,597

		10,731,587
Electronic Components — 0.8%
Acacia Research Corp.(a)	15,133	61,289
AVX Corp.	27,938	483,327
Babcock & Wilcox Enterprises, Inc.(a)(b)	25,776	146,408
KEMET Corp.(a)	33,213	500,188
Methode Electronics, Inc.	20,844	835,844
Microvision, Inc.(a)	38,868	63,355

50	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2017	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value
Electronic Components (continued)
Novanta, Inc.(a)	19,351	$967,550
NVE Corp.	2,493	214,398
Park Electrochemical Corp.	10,033	197,148
Revolution Lighting Technologies, Inc.(a)	5,077	16,703
Rogers Corp.(a)	10,807	1,749,869
Sanmina Corp.(a)	43,644	1,440,252
ScanSource, Inc.(a)	14,537	520,425
Sparton Corp.(a)	5,781	133,310
Tech Data Corp.(a)	20,970	2,054,431
TTM Technologies, Inc.(a)	55,490	869,544

		10,254,041
Electronic Entertainment — 0.0%
Glu Mobile, Inc.(a)	66,921	243,592

Electronics — 0.4%
Agilysys, Inc.(a)	6,900	84,732
Control4 Corp.(a)	15,255	453,989
Daktronics, Inc.	19,742	180,244
II-VI, Inc.(a)(b)	36,260	1,702,454
Integer Holdings Corp.(a)	18,843	853,588
iRobot Corp.(a)(b)	15,808	1,212,474
Iteris, Inc.(a)	13,270	92,492

		4,579,973
Energy Equipment — 0.3%
Dynegy, Inc.(a)	64,599	765,510
Matador Resources Co.(a)(b)	59,501	1,852,266
Silver Spring Networks, Inc.(a)	26,079	423,523
SunPower Corp.(a)(b)	37,647	317,364
Sunrun, Inc.(a)(b)	47,293	279,029
TPI Composites, Inc.(a)	5,771	118,075

		3,755,767
Energy Equipment & Services — 0.0%
Geospace Technologies Corp.(a)	6,958	90,245
Pioneer Energy Services Corp.(a)	36,991	112,823

		203,068
Engineering & Contracting Services — 0.8%
Argan, Inc.	8,433	379,485
Dycom Industries, Inc.(a)(b)	18,062	2,012,649
Engility Holdings, Inc.(a)	11,270	319,730
Exponent, Inc.	15,255	1,084,630
HC2 Holdings, Inc.(a)(b)	22,736	135,279
IES Holdings, Inc.(a)(b)	5,192	89,562
KBR, Inc.	84,863	1,682,853
Layne Christensen Co.(a)(b)	10,397	130,482
MasTec, Inc.(a)	39,689	1,942,777
Mistras Group, Inc.(a)	9,391	220,407
MYR Group, Inc.(a)	9,604	343,151
Tetra Tech, Inc.	33,636	1,619,573
VSE Corp.	5,446	263,750
Willdan Group, Inc.(a)(b)	4,185	100,189

		10,324,517
Entertainment — 0.3%
AMC Entertainment Holdings, Inc., Class A(b)	32,201	486,235
Ascent Capital Group, Inc., Class A(a)	6,780	77,902
Empire Resorts, Inc.(a)	3,280	88,560
Golden Entertainment, Inc.(a)	7,313	238,770
IMAX Corp.(a)	33,105	766,404
Pinnacle Entertainment, Inc.(a)	32,709	1,070,566
Reading International, Inc., Class A(a)(b)	10,556	176,285
World Wrestling Entertainment, Inc., Class A	24,009	734,195

		3,638,917

Security	Shares	Value
Environmental, Maintenance, & Security Service — 0.7%
ABM Industries, Inc.	33,192	$1,252,002
Brink’s Co.	27,381	2,154,885
Healthcare Services Group, Inc.	42,634	2,247,717
MSA Safety, Inc.	19,973	1,548,307
SP Plus Corp.(a)	10,181	377,715
UniFirst Corp.	9,073	1,496,138

		9,076,764
Fertilizers — 0.0%
Intrepid Potash, Inc.(a)	51,727	246,221

Financial Data & Systems — 0.5%
Cardtronics PLC, Class A(a)	28,310	524,301
Cass Information Systems, Inc.	7,562	440,184
CPI Card Group, Inc.(a)(b)	2,909	10,676
Donnelley Financial Solutions, Inc.(a)	19,702	383,992
Everi Holdings, Inc.(a)	39,391	297,016
EVERTEC, Inc.(a)	38,025	519,041
Fair Isaac Corp.(a)	17,907	2,743,353
Green Dot Corp., Class A(a)	27,550	1,660,163

		6,578,726
Food & Staples Retailing — 0.0%
Natural Grocers by Vitamin Cottage, Inc.(a)	6,789	60,626

Foods — 1.1%
Amplify Snack Brands, Inc.(a)(b)	17,761	213,310
B&G Foods, Inc.	39,590	1,391,588
Chefs’ Warehouse, Inc.(a)(b)	11,089	227,324
Dean Foods Co.	53,969	623,882
Freshpet, Inc.(a)	15,285	289,651
Hostess Brands, Inc.(a)	46,848	693,819
J&J Snack Foods Corp.	8,779	1,332,915
John B Sanfilippo & Son, Inc.	5,022	317,641
Lancaster Colony Corp.	11,045	1,427,124
Lifeway Foods, Inc.(a)(b)	1,252	10,016
Medifast, Inc.	6,239	435,545
Natural Health Trends Corp.	4,116	62,522
Nature’s Sunshine Products, Inc.(a)	7,892	91,153
Performance Food Group Co.(a)	54,116	1,791,273
Seneca Foods Corp., Class A(a)	4,081	125,491
Snyders-Lance, Inc.	51,434	2,575,815
SpartanNash Co.	22,236	593,256
Tootsie Roll Industries, Inc.(b)	9,632	350,605
United Natural Foods, Inc.(a)(b)	30,371	1,496,379

		14,049,309
Forest Products — 0.2%
Boise Cascade Co.	23,710	946,029
Deltic Timber Corp.	6,632	607,160
Universal Forest Products, Inc.	36,136	1,359,436

		2,912,625
Forms & Bulk Printing Services — 0.4%
Deluxe Corp.	28,808	2,213,607
Ennis, Inc.	14,639	303,759
InnerWorkings, Inc.(a)	27,373	274,551
LSC Communications, Inc.	20,327	307,954
Multi-Color Corp.(b)	8,184	612,573
Quad/Graphics, Inc.	19,659	444,293
RR Donnelley & Sons Co.	41,609	386,973

		4,543,710
Fruit & Grain Processing — 0.0%
MGP Ingredients, Inc.	7,599	584,211

Funeral Parlors & Cemeteries — 0.2%
Carriage Services, Inc.	9,414	242,034

SCHEDULES OF INVESTMENTS	51

Schedule of Investments (continued) December 31, 2017	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value
Funeral Parlors & Cemeteries (continued)
Hillenbrand, Inc.	37,806	$1,689,928
Matthews International Corp., Class A	18,395	971,256

		2,903,218
Gas Pipeline — 0.1%
SemGroup Corp., Class A	39,383	1,189,367

Glass — 0.1%
Apogee Enterprises, Inc.	17,214	787,196

Gold — 0.1%
Coeur Mining, Inc.(a)	108,912	816,840
Gold Resource Corp.	34,031	149,736
Klondex Mines Ltd.(a)(b)	110,486	288,371

		1,254,947
Health Care Equipment & Supplies — 0.1%
Inogen, Inc.(a)	10,281	1,224,261

Health Care Facilities — 0.6%
AAC Holdings, Inc.(a)	5,937	53,433
Capital Senior Living Corp.(a)	15,754	212,521
Encompass Health Corp.(a)	59,010	2,915,684
Ensign Group, Inc.	29,479	654,434
Genesis Healthcare, Inc.(a)(b)	12,972	9,896
Kindred Healthcare, Inc.(a)	50,979	494,496
National Healthcare Corp.	6,436	392,210
Select Medical Holdings Corp.(a)	64,874	1,145,044
Tenet Healthcare Corp.(a)(b)	49,261	746,797
U.S. Physical Therapy, Inc.	7,165	517,313

		7,141,828
Health Care Management Services — 0.3%
BioScrip, Inc.(a)	68,938	200,612
Computer Programs & Systems, Inc.	6,114	183,726
Magellan Health, Inc.(a)	14,590	1,408,664
Molina Healthcare, Inc.(a)(b)	26,257	2,013,387
Triple-S Management Corp., Class B(a)	13,295	330,381

		4,136,770
Health Care Services — 2.0%
Accelerate Diagnostics, Inc.(a)(b)	15,968	418,362
Addus HomeCare Corp.(a)	4,119	143,341
Allscripts Healthcare Solutions, Inc.(a)	109,492	1,593,123
Almost Family, Inc.(a)	7,659	423,926
Amedisys, Inc.(a)	17,223	907,824
AMN Healthcare Services, Inc.(a)	28,205	1,389,096
Cara Therapeutics, Inc.(a)(b)	14,572	178,361
Care.com, Inc.(a)	7,210	130,068
Catalent, Inc.(a)	79,971	3,285,209
Chemed Corp.	9,395	2,283,173
Civitas Solutions, Inc.(a)	10,813	184,902
Corvel Corp.(a)	5,435	287,512
Cross Country Healthcare, Inc.(a)	21,346	272,375
Flexion Therapeutics, Inc.(a)	19,607	490,959
Globus Medical, Inc., Class A(a)	42,509	1,747,120
HealthEquity, Inc.(a)	30,007	1,400,127
HMS Holdings Corp.(a)	51,356	870,484
LHC Group, Inc.(a)	9,456	579,180
Medidata Solutions, Inc.(a)(b)	33,458	2,120,233
MiMedx Group, Inc.(a)(b)	61,984	781,618
NantHealth, Inc.(a)(b)	6,474	19,746
NeoGenomics, Inc.(a)(b)	32,117	284,557
Omnicell, Inc.(a)	22,342	1,083,587
Phibro Animal Health Corp., Class A	12,045	403,507
Quality Systems, Inc.(a)	30,296	411,420
R1 RCM, Inc.(a)(b)	55,868	246,378
Ryman Hospitality Properties, Inc.	26,698	1,842,696

Security	Shares	Value
Health Care Services (continued)
Surgery Partners, Inc.(a)(b)	10,330	$124,993
Tabula Rasa HealthCare, Inc.(a)	5,083	142,578
Teladoc, Inc.(a)	32,563	1,134,821
Tetraphase Pharmaceuticals, Inc.(a)	29,818	187,853
Tivity Health, Inc.(a)	22,163	810,058

		26,179,187
Health Care: Miscellaneous — 0.0%
Medpace Holdings, Inc.(a)	4,003	145,149
Providence Service Corp.(a)	6,653	394,789

		539,938
Home Building — 1.0%
Beazer Homes USA, Inc.(a)	18,995	364,894
Century Communities, Inc.(a)	11,596	360,635
Hovnanian Enterprises, Inc., Class A(a)	71,086	238,138
Installed Building Products, Inc.(a)	12,960	984,312
KB Home	51,567	1,647,566
LGI Homes, Inc.(a)	10,594	794,868
M/I Homes, Inc.(a)	15,655	538,532
MDC Holdings, Inc.	27,374	872,683
Meritage Homes Corp.(a)	23,416	1,198,899
New Home Co., Inc.(a)	5,740	71,922
Taylor Morrison Home Corp., Class A(a)	47,943	1,173,165
Tile Shop Holdings, Inc.	23,450	225,120
TopBuild Corp.(a)	21,039	1,593,494
TRI Pointe Group, Inc.(a)(b)	90,378	1,619,592
William Lyon Homes, Class A(a)	16,374	476,156

		12,159,976
Hotel/Motel — 0.3%
Belmond Ltd., Class A(a)	56,300	689,687
La Quinta Holdings, Inc.(a)	49,230	908,786
Marcus Corp.	12,036	329,185
Red Lion Hotels Corp.(a)	8,711	85,803
Red Rock Resorts, Inc., Class A	42,517	1,434,524

		3,447,985
Household Appliances — 0.0%
Hamilton Beach Brands Holding Co.	5,102	131,071
National Presto Industries, Inc.	2,916	289,996

		421,067
Household Equipment & Products — 0.3%
Central Garden & Pet Co.(a)	6,970	271,272
Central Garden & Pet Co., Class A(a)	20,399	769,246
CSS Industries, Inc.	4,579	127,434
Helen of Troy Ltd.(a)(b)	16,439	1,583,898
Libbey, Inc.	10,881	81,825
Novocure Ltd.(a)	34,956	706,111

		3,539,786
Household Furnishings — 0.4%
American Woodmark Corp.(a)	8,365	1,089,541
Bassett Furniture Industries, Inc.	5,463	205,409
Ethan Allen Interiors, Inc.	14,281	408,437
Flexsteel Industries, Inc.	4,625	216,357
Hooker Furniture Corp.	7,031	298,466
Kirkland’s, Inc.(a)	9,053	108,319
La-Z-Boy, Inc.	29,081	907,327
Lifetime Brands, Inc.	4,990	82,335
RH(a)	12,146	1,047,107
Sleep Number Corp.(a)	23,505	883,553

		5,246,851
Insurance: Life — 0.6%
American Equity Investment Life Holding Co.	30,290	930,812
Citizens, Inc.(a)(b)	35,201	258,727

52	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2017	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value
Insurance: Life (continued)
CNO Financial Group, Inc.	60,133	$1,484,709
FBL Financial Group, Inc., Class A	7,383	514,226
Health Insurance Innovations, Inc., Class A(a)	7,811	194,884
Independence Holding Co.	5,857	160,775
National Western Life Group, Inc., Class A	1,660	549,493
Primerica, Inc.	27,140	2,756,067
Third Point Reinsurance Ltd.(a)	54,510	798,572
Trupanion, Inc.(a)(b)	14,942	437,352

		8,085,617
Insurance: Multi-Line — 0.3%
Atlas Financial Holdings, Inc.(a)	6,362	130,739
Crawford & Co., Class B	8,235	79,221
eHealth, Inc.(a)(b)	8,904	154,663
Horace Mann Educators Corp.	27,201	1,199,564
James River Group Holdings Ltd.	13,642	545,817
Kemper Corp.	23,658	1,630,036
Maiden Holdings Ltd.	25,079	165,521
PICO Holdings, Inc.(a)	10,254	131,251

		4,036,812
Insurance: Property-Casualty — 1.8%
AMERISAFE, Inc.	10,339	636,882
AmTrust Financial Services, Inc.	53,405	537,788
Argo Group International Holdings Ltd.	19,165	1,181,522
Baldwin & Lyons, Inc., Class B	6,802	162,908
Blue Capital Reinsurance Holdings Ltd.	4,454	53,671
Donegal Group, Inc., Class A	6,539	113,125
EMC Insurance Group, Inc.	5,920	169,845
Employers Holdings, Inc.	19,565	868,686
Enstar Group Ltd.(a)	6,907	1,386,580
Essent Group Ltd.(a)	48,112	2,089,023
Federated National Holding Co.	8,091	134,068
Genworth Financial, Inc., Class A(a)	303,597	944,190
Global Indemnity Ltd.(a)	5,995	251,910
Greenlight Capital Re Ltd., Class A(a)	20,386	409,759
Hallmark Financial Services, Inc.(a)	8,938	93,223
HCI Group, Inc.	4,564	136,464
Heritage Insurance Holdings, Inc.(b)	13,236	238,513
Hilltop Holdings, Inc.	43,376	1,098,714
Infinity Property & Casualty Corp.	6,265	664,090
Investors Title Co.	859	170,383
Kingstone Cos., Inc.	5,704	107,235
Kinsale Capital Group, Inc.	8,930	401,850
National General Holdings Corp.	34,357	674,771
Navigators Group, Inc.	11,965	582,695
NI Holdings, Inc.(a)	6,567	111,508
NMI Holdings, Inc., Class A(a)	34,837	592,229
Radian Group, Inc.	128,930	2,657,247
RLI Corp.	23,980	1,454,627
Safety Insurance Group, Inc.	9,964	801,106
Selective Insurance Group, Inc.	35,293	2,071,699
State Auto Financial Corp.	11,481	334,327
Stewart Information Services Corp.	13,622	576,211
United Fire Group, Inc.	7,192	327,811
United Insurance Holdings Corp.	13,638	235,255
Universal Insurance Holdings, Inc.	20,171	551,677
WMIH Corp.(a)	117,074	99,407

		22,920,999
International Trade & Diversified Logistic — 0.0%
Radiant Logistics, Inc.(a)	20,054	92,248
Vectrus, Inc.(a)	6,080	187,568

		279,816

Security	Shares	Value
Internet Software & Services — 0.6%
Amber Road, Inc.(a)	9,054	$66,456
ChannelAdvisor Corp.(a)	13,302	119,718
Global Eagle Entertainment, Inc.(a)	24,018	55,001
Gogo, Inc.(a)(b)	35,167	396,684
GrubHub, Inc.(a)(b)	51,441	3,693,464
Quotient Technology, Inc.(a)	45,200	531,100
TrueCar, Inc.(a)(b)	42,608	477,210
Zendesk, Inc.(a)	59,702	2,020,349

		7,359,982
Leisure time — 1.1%
Acushnet Holdings Corp.	19,261	406,022
American Outdoor Brands Corp.(a)	30,662	393,700
Callaway Golf Co.	56,631	788,870
Churchill Downs, Inc.	8,355	1,944,208
Clarus Corp.(a)(b)	11,358	89,160
Drive Shack, Inc.(a)	36,850	203,781
Escalade, Inc.	4,967	61,094
ILG, Inc.	63,807	1,817,223
International Speedway Corp., Class A	11,289	449,867
Johnson Outdoors, Inc., Class A	2,577	160,006
Liberty TripAdvisor Holdings, Inc., Series A(a)	42,150	397,264
Lindblad Expeditions Holdings, Inc.(a)	11,254	110,177
Marriott Vacations Worldwide Corp.	12,934	1,748,806
Nautilus, Inc.(a)	19,522	260,619
Planet Fitness, Inc., Class A(a)	52,048	1,802,422
RCI Hospitality Holdings, Inc.	5,141	143,845
SeaWorld Entertainment, Inc.(a)(b)	42,271	573,617
Speedway Motorsports, Inc.	6,802	128,354
Sturm Ruger & Co., Inc.	9,980	557,383
Travelport Worldwide Ltd.	76,179	995,673
Vista Outdoor, Inc.(a)	33,604	489,610

		13,521,701
Life Sciences Tools & Services — 0.0%
WaVe Life Sciences Ltd.(a)	7,480	262,548

Luxury Items — 0.0%
Movado Group, Inc.	9,598	309,056

Machinery: Agricultural — 0.1%
Alamo Group, Inc.	5,595	631,508
Lindsay Corp.	6,061	534,580
Titan International, Inc.	28,224	363,525
Titan Machinery, Inc.(a)	11,980	253,617

		1,783,230
Machinery: Construction & Handling — 0.2%
Astec Industries, Inc.	12,592	736,632
Douglas Dynamics, Inc.	12,961	489,926
The Manitowoc Co., Inc.(a)	19,007	747,735
NACCO Industries, Inc., Class A	2,551	96,045

		2,070,338
Machinery: Engines — 0.1%
Briggs & Stratton Corp.	25,615	649,853

Machinery: Industrial — 1.6%
Actuant Corp., Class A	36,171	915,126
Altra Industrial Motion Corp.	16,770	845,208
Applied Industrial Technologies, Inc.	22,659	1,543,078
Chart Industries, Inc.(a)(b)	18,963	888,606
Columbus McKinnon Corp.	13,543	541,449
DXP Enterprises, Inc.(a)	9,892	292,506
EnPro Industries, Inc.	12,611	1,179,255
EnviroStar, Inc.(b)	2,595	103,800
ExOne Co.(a)(b)	5,823	48,913
Gencor Industries, Inc.(a)	3,605	59,663

SCHEDULES OF INVESTMENTS	53

Schedule of Investments (continued) December 31, 2017	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value
Machinery: Industrial (continued)
Graham Corp.	5,222	$109,297
Hardinge, Inc.(a)	7,824	136,294
Hyster-Yale Materials Handling, Inc.	6,120	521,179
Intevac, Inc.(a)	10,679	73,151
John Bean Technologies Corp.	18,780	2,080,824
Kadant, Inc.	6,417	644,267
Kennametal, Inc.	48,083	2,327,747
Milacron Holdings Corp.(a)	32,603	624,021
MTS Systems Corp.	9,860	529,482
Omega Flex, Inc.	1,376	98,260
Proto Labs, Inc.(a)	14,979	1,542,837
SPX Corp.(a)	25,146	789,333
SPX FLOW, Inc.(a)	25,242	1,200,257
Tennant Co.	10,701	777,428
Twin Disc, Inc.(a)	4,522	120,150
Woodward, Inc.	31,521	2,412,617

		20,404,748
Machinery: Specialty — 0.1%
Albany International Corp., Class A	17,155	1,054,175
Hurco Cos., Inc.	4,060	171,332

		1,225,507
Manufactured Housing — 0.1%
Cavco Industries, Inc.(a)	5,118	781,007

Medical & Dental Instruments & Supplies — 2.4%
American Renal Associates Holdings, Inc.(a)(b)	5,731	99,719
AngioDynamics, Inc.(a)	21,437	356,497
Anika Therapeutics, Inc.(a)(b)	8,345	449,879
Antares Pharma, Inc.(a)(b)	94,119	187,299
AtriCure, Inc.(a)	19,095	348,293
Atrion Corp.	844	532,226
AxoGen, Inc.(a)(b)	15,854	448,668
Cantel Medical Corp.	21,550	2,216,848
Cardiovascular Systems, Inc.(a)	20,813	493,060
Cerus Corp.(a)	68,454	231,375
Community Health Systems, Inc.(a)(b)	61,126	260,397
CONMED Corp.	16,216	826,530
Cotiviti Holdings, Inc.(a)	22,284	717,768
CryoLife, Inc.(a)	20,259	387,960
Cutera, Inc.(a)	8,045	364,841
Endologix, Inc.(a)(b)	51,472	275,375
Entellus Medical, Inc.(a)	7,845	191,340
Exactech, Inc.(a)	6,485	320,683
Halyard Health, Inc.(a)	28,458	1,314,190
ICU Medical, Inc.(a)	8,912	1,924,992
Insulet Corp.(a)(b)	34,714	2,395,266
Integra LifeSciences Holdings Corp.(a)	38,090	1,822,987
Intersect ENT, Inc.(a)	15,332	496,757
Invacare Corp.	19,484	328,305
K2M Group Holdings, Inc.(a)	23,724	427,032
LeMaitre Vascular, Inc.	8,698	276,944
LivaNova PLC(a)(b)	28,804	2,302,016
Meridian Bioscience, Inc.	24,883	348,362
Merit Medical Systems, Inc.(a)	29,278	1,264,810
NanoString Technologies, Inc.(a)(b)	12,629	94,339
Neogen Corp.(a)	22,154	1,821,280
NuVasive, Inc.(a)	29,988	1,753,998
Ocular Therapeutix, Inc.(a)	10,651	47,397
OraSure Technologies, Inc.(a)	34,094	643,013
Orthofix International NV(a)	10,167	556,135
OrthoPediatrics Corp.(a)	2,864	54,960
Owens & Minor, Inc.	36,355	686,382
Quidel Corp.(a)	17,061	739,594
Sientra, Inc.(a)	7,481	105,183

Security	Shares	Value
Medical & Dental Instruments & Supplies (continued)
STAAR Surgical Co.(a)(b)	24,377	$377,843
SurModics, Inc.(a)	6,837	191,436
Utah Medical Products, Inc.	2,339	190,395
ViewRay, Inc.(a)(b)	16,547	153,225
Wright Medical Group NV(a)	62,108	1,378,798

		30,404,397
Medical Equipment — 0.9%
Abaxis, Inc.	12,905	639,056
Accuray, Inc.(a)	44,067	189,488
Analogic Corp.	7,551	632,396
ConforMIS, Inc.(a)(b)	23,465	55,847
Corindus Vascular Robotics, Inc.(a)(b)	48,605	49,092
Fluidigm Corp.(a)(b)	24,203	142,556
FONAR Corp.(a)	3,476	84,641
Glaukos Corp.(a)(b)	17,709	454,236
Haemonetics Corp.(a)	31,805	1,847,234
iRhythm Technologies, Inc.(a)	8,488	475,752
Lantheus Holdings, Inc.(a)	17,572	359,347
Luminex Corp.	23,322	459,443
Masimo Corp.(a)	26,563	2,252,542
Natus Medical, Inc.(a)	18,568	709,298
Nevro Corp.(a)	16,764	1,157,387
NxStage Medical, Inc.(a)	39,111	947,660
Obalon Therapeutics, Inc.(a)	3,687	24,371
Oxford Immunotec Global PLC(a)	15,147	211,604
Quotient Ltd.(a)(b)	19,537	96,708
Tactile Systems Technology, Inc.(a)	7,633	221,204
Varex Imaging Corp.(a)	22,510	904,227
Viveve Medical, Inc.(a)	6,359	31,604

		11,945,693
Metal Fabricating — 0.8%
Advanced Drainage Systems, Inc.	21,669	516,806
Ampco-Pittsburgh Corp.(a)	4,162	51,609
DMC Global, Inc.	7,763	194,463
Eastern Co.	3,632	94,977
Global Brass & Copper Holdings, Inc.	13,581	449,531
Haynes International, Inc.	7,964	255,246
Lawson Products, Inc.(a)	2,971	73,532
LB Foster Co., Class A(a)	4,450	120,817
MRC Global, Inc.(a)	52,890	894,899
Mueller Industries, Inc.	34,249	1,213,442
Mueller Water Products, Inc., Series A	92,827	1,163,135
NN, Inc.	15,952	440,275
Northwest Pipe Co.(a)(b)	5,104	97,691
RBC Bearings, Inc.(a)(b)	13,926	1,760,246
Rexnord Corp.(a)	62,142	1,616,935
Worthington Industries, Inc.	26,192	1,154,020

		10,097,624
Metals & Minerals: Diversified — 0.8%
Cleveland-Cliffs, Inc.(a)	178,520	1,287,129
Commercial Metals Co.	68,330	1,456,796
Compass Minerals International, Inc.	20,177	1,457,788
Ferroglobe PLC(a)(c)	23,038	—
Hecla Mining Co.	237,495	942,859
Materion Corp.	12,080	587,088
Minerals Technologies, Inc.	21,233	1,461,892
Oil-Dri Corp. of America	2,762	114,623
Ring Energy, Inc.(a)(b)	28,551	396,859
SunCoke Energy, Inc.(a)	39,601	474,816
U.S. Silica Holdings, Inc.	48,884	1,591,663
United States Lime & Minerals, Inc.	1,389	107,092

		9,878,605

54	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2017	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value
Office Supplies & Equipment — 0.5%
ACCO Brands Corp.(a)	66,286	$808,701
Eastman Kodak Co.(a)	9,990	30,969
Electronics for Imaging, Inc.(a)	27,569	814,113
Essendant, Inc.	24,324	225,483
Herman Miller, Inc.	35,954	1,439,958
HNI Corp.	25,695	991,056
Kimball International, Inc., Class B	21,380	399,165
Knoll, Inc.	28,402	654,382
Steelcase, Inc., Class A	50,301	764,575

		6,128,402
Offshore Drilling & Other Services — 0.1%
Diamond Offshore Drilling, Inc.(a)	39,820	740,254
Noble Corp. PLC(a)	142,693	644,977
SEACOR Marine Holdings, Inc.(a)(b)	9,386	109,816

		1,495,047
Oil Well Equipment & Services — 1.1%
Basic Energy Services, Inc.(a)	11,068	259,766
C&J Energy Services, Inc.(a)	27,854	932,273
Dril-Quip, Inc.(a)	23,427	1,117,468
Ensco PLC, Class A	258,624	1,528,474
Fairmount Santrol Holdings, Inc.(a)(b)	90,191	471,699
Flotek Industries, Inc.(a)	30,169	140,587
Forum Energy Technologies, Inc.(a)(b)	49,018	762,230
Frank’s International NV(a)	25,713	170,991
Gulf Island Fabrication, Inc.(b)	7,468	100,258
Helix Energy Solutions Group, Inc.(a)	81,950	617,903
Independence Contract Drilling, Inc.(a)	15,362	61,141
Keane Group, Inc.(a)	23,913	454,586
Key Energy Services, Inc.(a)	4,387	51,723
Mammoth Energy Services, Inc.(a)(b)	3,974	78,010
Matrix Service Co.(a)	16,703	297,313
McDermott International, Inc.(a)	170,389	1,121,160
Natural Gas Services Group, Inc.(a)	7,350	192,570
NCS Multistage Holdings, Inc.(a)	5,911	87,128
Newpark Resources, Inc.(a)	53,126	456,884
Oil States International, Inc.(a)(b)	31,306	885,960
Parker Drilling Co.(a)	77,285	77,285
ProPetro Holding Corp.(a)	33,937	684,170
Ranger Energy Services, Inc.(a)	4,770	44,027
RigNet, Inc.(a)	6,327	94,589
Rowan Cos. PLC, Class A(a)	71,505	1,119,768
SEACOR Holdings, Inc.(a)	9,807	453,279
Select Energy Services, Inc., Class A(a)	15,769	287,626
Smart Sand, Inc.(a)	12,713	110,095
Solaris Oilfield Infrastructure, Inc., Class A(a)	10,166	217,654
Superior Energy Services, Inc.(a)	89,137	858,389
TETRA Technologies, Inc.(a)(b)	72,306	308,747
Willbros Group, Inc.(a)	25,443	36,129

		14,079,882
Oil, Gas & Consumable Fuels — 0.2%
Archrock, Inc.	41,239	433,009
Ardmore Shipping Corp.(a)	14,976	119,808
CARBO Ceramics, Inc.(a)(b)	14,009	142,612
DHT Holdings, Inc.	56,091	201,367
Dorian LPG Ltd.(a)(b)	12,004	98,673
Exterran Corp.(a)	19,659	618,079
Frontline Ltd.	50,165	230,257
Gastar Exploration, Inc.(a)	116,111	121,917
Navios Maritime Acquisition Corp.	49,984	55,482
Pacific Ethanol, Inc.(a)	23,580	107,289
Plug Power, Inc.(a)(b)	130,341	307,607

		2,436,100

Security	Shares	Value
Oil: Crude Producers — 1.4%
Abraxas Petroleum Corp.(a)	100,601	$247,478
Approach Resources, Inc.(a)(b)	26,577	78,668
Bill Barrett Corp.(a)	42,224	216,609
Bonanza Creek Energy, Inc.(a)	11,711	323,106
California Resources Corp.(a)	26,357	512,380
Callon Petroleum Co.(a)(b)	123,486	1,500,355
Carrizo Oil & Gas, Inc.(a)(b)	45,781	974,220
Contango Oil & Gas Co.(a)	12,085	56,920
CVR Energy, Inc.	9,181	341,900
Denbury Resources, Inc.(a)	248,683	549,592
Earthstone Energy, Inc., Class A(a)	12,857	136,670
Eclipse Resources Corp.(a)	50,128	120,307
Energy XXI Gulf Coast, Inc.(a)	15,477	88,838
Evolution Petroleum Corp.	12,964	88,803
Halcon Resources Corp.(a)	75,556	571,959
Isramco, Inc.(a)	229	23,965
Jagged Peak Energy, Inc.(a)	36,097	569,611
Jones Energy, Inc., Class A(a)	26,962	29,658
Lilis Energy, Inc.(a)	24,724	126,340
Midstates Petroleum Co., Inc.(a)	7,053	116,939
Oasis Petroleum, Inc.(a)	161,631	1,359,317
ONE Gas, Inc.	30,637	2,244,467
Overseas Shipholding Group, Inc., Class A(a)	29,440	80,666
Panhandle Oil and Gas, Inc., Class A	8,752	179,853
PDC Energy, Inc.(a)(b)	39,676	2,044,901
Penn Virginia Corp.(a)	9,072	354,806
Resolute Energy Corp.(a)(b)	13,397	421,603
Rosehill Resources, Inc.(a)	2,024	15,909
Sanchez Energy Corp.(a)(b)	21,518	114,260
SandRidge Energy, Inc.(a)	19,981	421,000
SilverBow Resources, Inc.(a)	4,334	128,806
SRC Energy, Inc.(a)(b)	143,856	1,227,092
Stone Energy Corp.(a)	11,679	375,597
Tellurian, Inc.(a)	32,777	319,248
Ultra Petroleum Corp.(a)	118,282	1,071,635
Unit Corp.(a)(b)	30,493	670,846
W&T Offshore, Inc.(a)	53,086	175,715
WildHorse Resource Development Corp.(a)	29,351	540,352

		18,420,391
Oil: Refining & Marketing — 0.2%
Adams Resources & Energy, Inc.	973	42,326
Clean Energy Fuels Corp.(a)	73,040	148,273
Delek US Holdings, Inc.	46,822	1,635,961
Par Pacific Holdings, Inc.(a)	18,589	358,396
Renewable Energy Group, Inc.(a)(b)	23,388	275,978
Trecora Resources(a)(b)	12,900	174,150

		2,635,084
Paints & Coatings — 0.3%
Chase Corp.	4,160	501,280
Ferro Corp.(a)	50,948	1,201,863
HB Fuller Co.	30,188	1,626,228
Kronos Worldwide, Inc.	14,195	365,805

		3,695,176
Paper — 0.3%
Clearwater Paper Corp.(a)	10,245	465,123
KapStone Paper and Packaging Corp.	52,769	1,197,351
Neenah Paper, Inc.	10,184	923,180
PH Glatfelter Co.	26,756	573,649
Schweitzer-Mauduit International, Inc.	18,498	839,069
Verso Corp., Class A(a)	20,995	368,882

		4,367,254
Personal Care — 0.1%
Orchids Paper Products Co.(a)(b)	5,032	64,410

SCHEDULES OF INVESTMENTS	55

Schedule of Investments (continued) December 31, 2017	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value
Personal Care (continued)
USANA Health Sciences, Inc.(a)	6,791	$502,873
WD-40 Co.	8,229	971,022

		1,538,305
Pharmaceuticals — 2.1%
Abeona Therapeutics, Inc.(a)	16,953	268,705
Achaogen, Inc.(a)(b)	19,005	204,114
Achillion Pharmaceuticals, Inc.(a)	73,231	210,905
Aclaris Therapeutics, Inc.(a)	14,317	353,057
Adamas Pharmaceuticals, Inc.(a)	8,707	295,080
Aerie Pharmaceuticals, Inc.(a)	19,629	1,172,833
Amphastar Pharmaceuticals, Inc.(a)(b)	21,264	409,119
Aratana Therapeutics, Inc.(a)(b)	22,659	119,186
Biospecifics Technologies Corp.(a)	3,028	131,203
Cambrex Corp.(a)(b)	19,623	941,904
Chimerix, Inc.(a)	25,988	120,325
Conatus Pharmaceuticals, Inc.(a)	15,645	72,280
Concert Pharmaceuticals, Inc.(a)	11,162	288,761
Corcept Therapeutics, Inc.(a)(b)	54,656	987,087
Corvus Pharmaceuticals, Inc.(a)	4,920	50,971
Depomed, Inc.(a)	33,190	267,180
Durect Corp.(a)	76,859	70,849
Eagle Pharmaceuticals, Inc.(a)	4,534	242,206
Enanta Pharmaceuticals, Inc.(a)	9,485	556,580
Esperion Therapeutics, Inc.(a)(b)	10,239	674,136
Heska Corp.(a)	3,973	318,674
Horizon Pharma PLC(a)	98,452	1,437,399
Immune Design Corp.(a)	20,727	80,835
Impax Laboratories, Inc.(a)	44,649	743,406
Innoviva, Inc.(a)	46,079	653,861
Intra-Cellular Therapies, Inc.(a)	25,571	370,268
Ironwood Pharmaceuticals, Inc.(a)(b)	79,175	1,186,833
La Jolla Pharmaceutical Co.(a)	10,403	334,769
Lannett Co., Inc.(a)(b)	16,645	386,164
Medicines Co.(a)(b)	41,843	1,143,988
Melinta Therapeutics, Inc.(a)	6,844	108,135
MyoKardia, Inc.(a)	11,839	498,422
Optinose, Inc.(a)	3,217	60,801
Otonomy, Inc.(a)	14,798	82,129
Pacira Pharmaceuticals, Inc.(a)	23,779	1,085,511
Paratek Pharmaceuticals, Inc.(a)	13,743	246,000
PetIQ, Inc.(a)(b)	4,588	100,202
Portola Pharmaceuticals, Inc.(a)	33,949	1,652,637
Prestige Brands Holdings, Inc.(a)(b)	32,205	1,430,224
Radius Health, Inc.(a)	23,320	740,876
Reata Pharmaceuticals, Inc., Class A(a)	6,005	170,062
Revance Therapeutics, Inc.(a)(b)	13,763	492,027
Spectrum Pharmaceuticals, Inc.(a)	51,955	984,547
Supernus Pharmaceuticals, Inc.(a)	28,567	1,138,395
Syndax Pharmaceuticals, Inc.(a)(b)	7,130	62,459
Teligent, Inc.(a)	21,758	78,982
TG Therapeutics, Inc.(a)(b)	31,013	254,307
TherapeuticsMD, Inc.(a)(b)	99,099	598,564
Theravance Biopharma, Inc.(a)(b)	25,452	709,856
Ultragenyx Pharmaceutical, Inc.(a)	23,392	1,084,921
Voyager Therapeutics, Inc.(a)	10,833	179,828
Zogenix, Inc.(a)(b)	20,535	822,427
Zynerba Pharmaceuticals, Inc.(a)(b)	8,029	100,523

		26,774,513
Photography — 0.0%
GoPro, Inc., Class A(a)(b)	65,221	493,723

Plastics — 0.2%
A. Schulman, Inc.	17,294	644,201
Core Molding Technologies, Inc.	4,023	87,299

Security	Shares	Value
Plastics (continued)
Ply Gem Holdings, Inc.(a)	14,871	$275,114
Trinseo SA	26,721	1,939,945

		2,946,559
Power Transmission Equipment — 0.3%
Advanced Energy Industries, Inc.(a)	23,559	1,589,761
Generac Holdings, Inc.(a)(b)	36,431	1,804,063
Maxwell Technologies, Inc.(a)(b)	18,768	108,104
Powell Industries, Inc.	4,830	138,380
Vicor Corp.(a)	9,015	188,413

		3,828,721
Printing & Copying Services — 0.2%
Casella Waste Systems, Inc., Class A(a)(b)	23,681	545,137
Cimpress NV(a)	14,980	1,795,802

		2,340,939
Producer Durables: Miscellaneous — 0.1%
Advanced Disposal Services, Inc.(a)	26,091	624,618
Park-Ohio Holdings Corp.	5,701	261,961

		886,579
Production Technology Equipment — 0.9%
Axcelis Technologies, Inc.(a)	18,002	516,657
Brooks Automation, Inc.	41,129	980,927
Cohu, Inc.	16,147	354,427
CyberOptics Corp.(a)	3,022	45,330
Electro Scientific Industries, Inc.(a)	19,031	407,834
Entegris, Inc.	84,444	2,571,350
Ichor Holdings Ltd.(a)	10,326	254,020
MKS Instruments, Inc.	32,383	3,060,193
Nanometrics, Inc.(a)	13,353	332,757
Photronics, Inc.(a)	39,576	337,385
Rudolph Technologies, Inc.(a)	18,271	436,677
Ultra Clean Holdings, Inc.(a)	19,857	458,498
Veeco Instruments, Inc.(a)	29,030	431,096
Xperi Corp.	29,385	716,994

		10,904,145
Publishing — 0.4%
Daily Journal Corp.(a)	715	164,607
Eros International PLC(a)	15,029	145,030
Meredith Corp.	23,607	1,559,242
New Media Investment Group, Inc.	30,163	506,135
New York Times Co., Class A	75,901	1,404,187
Scholastic Corp.	17,552	704,011
Time, Inc.	59,328	1,094,602

		5,577,814
Radio & TV Broadcasters — 0.6%
Beasley Broadcasting Group, Inc., Class A	2,179	29,199
Central European Media Enterprises Ltd., Class A(a)	53,024	246,561
Entercom Communications Corp., Class A	77,371	835,617
Entravision Communications Corp., Class A	37,640	269,126
Gannett Co., Inc.	68,676	795,955
Gray Television, Inc.(a)	38,493	644,758
Liberty Media Corp-Liberty Braves, Class A(a)(b)	5,216	115,013
Liberty Media Corp-Liberty Braves, Class C(a)(b)	20,878	463,909
MSG Networks, Inc., Class A(a)	36,653	742,223
Nexstar Media Group, Inc., Class A	26,304	2,056,973
Saga Communications, Inc., Class A	1,726	69,817
Salem Media Group, Inc., Class A	6,171	27,769
Sinclair Broadcast Group, Inc., Class A	43,400	1,642,690
Townsquare Media, Inc.(a)	4,998	38,385
TRONC, Inc.(a)	12,996	228,600

		8,206,595

56	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2017	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value
Railroad Equipment — 0.1%
American Railcar Industries, Inc.	4,203	$175,013
FreightCar America, Inc.(a)	7,113	121,490
Greenbrier Cos., Inc.	16,779	894,321

		1,190,824
Real Estate — 0.3%
AV Homes, Inc.(a)	6,998	116,516
Consolidated-Tomoka Land Co.	2,247	142,684
HFF, Inc., Class A	21,770	1,058,893
Kennedy-Wilson Holdings, Inc.	73,704	1,278,782
Redfin Corp.(a)(b)	6,512	203,956
RMR Group, Inc., Class A	3,945	233,938
St. Joe Co.(a)(b)	28,115	507,476
Stratus Properties, Inc.(b)	3,011	89,427
Tejon Ranch Co.(a)(b)	12,446	258,379
Trinity Place Holdings, Inc.(a)	8,745	60,778

		3,950,829
Real Estate Investment Trusts (REITs) — 6.8%
Acadia Realty Trust	50,514	1,382,063
AG Mortgage Investment Trust, Inc.(b)	17,177	326,535
Agree Realty Corp.	16,453	846,342
Alexander & Baldwin, Inc.	28,384	787,372
Alexander’s, Inc.	1,241	491,250
Altisource Residential Corp.	31,856	377,812
American Assets Trust, Inc.	25,451	973,246
Anworth Mortgage Asset Corp.	53,591	291,535
Apollo Commercial Real Estate Finance, Inc.	63,548	1,172,461
Ares Commercial Real Estate Corp.	14,378	185,476
Armada Hoffler Properties, Inc.	27,416	425,770
ARMOUR Residential REIT, Inc.(b)	23,135	595,032
Ashford Hospitality Prime, Inc.	18,690	181,854
Ashford Hospitality Trust, Inc.	44,579	300,017
Bluerock Residential Growth REIT, Inc.(b)	12,503	126,405
Capstead Mortgage Corp.	52,842	457,083
CareTrust REIT, Inc.	44,390	743,976
Catchmark Timber Trust, Inc., Class A	27,627	362,743
CBL & Associates Properties, Inc.(b)	91,214	516,271
Cedar Realty Trust, Inc.	57,337	348,609
Chatham Lodging Trust	27,951	636,165
Cherry Hill Mortgage Investment Corp.	6,805	122,422
Chesapeake Lodging Trust	35,854	971,285
City Office REIT, Inc.	15,664	203,789
Clipper Realty, Inc.	7,417	74,096
Community Healthcare Trust, Inc.	10,667	299,743
CorEnergy Infrastructure Trust, Inc.(b)	6,919	264,306
Cousins Properties, Inc.	249,618	2,308,976
CYS Investments, Inc.	97,900	786,137
DiamondRock Hospitality Co.	120,800	1,363,832
Dynex Capital, Inc.	29,825	209,073
Easterly Government Properties, Inc.(b)	23,572	503,026
EastGroup Properties, Inc.(b)	20,254	1,790,049
Education Realty Trust, Inc.(b)	45,636	1,593,609
Ellington Residential Mortgage REIT	7,147	86,050
Farmland Partners, Inc.	18,901	164,061
First Industrial Realty Trust, Inc.	71,117	2,238,052
Four Corners Property Trust, Inc.	35,706	917,644
Franklin Street Properties Corp.	65,871	707,455
Geo Group, Inc.	73,218	1,727,945
Getty Realty Corp.	17,796	483,339
Gladstone Commercial Corp.	17,005	358,125
Global Medical REIT, Inc.	13,306	109,109
Global Net Lease, Inc.	41,938	863,084
Government Properties Income Trust	27,449	508,904
Gramercy Property Trust	96,123	2,562,639
Granite Point Mortgage Trust, Inc.	24,544	435,411

Security	Shares	Value
Real Estate Investment Trusts (REITs) (continued)
Great Ajax Corp.	8,971	$123,979
Healthcare Realty Trust, Inc.	73,289	2,354,043
Hersha Hospitality Trust	23,038	400,861
Independence Realty Trust, Inc.(b)	50,968	514,267
InfraREIT, Inc.	25,310	470,260
Invesco Mortgage Capital, Inc.	68,282	1,217,468
Investors Real Estate Trust	65,833	373,931
iStar, Inc.(a)(b)	39,763	449,322
Jernigan Capital, Inc.	8,615	163,771
Kite Realty Group Trust	51,452	1,008,459
KKR Real Estate Finance Trust, Inc.	5,720	114,457
LaSalle Hotel Properties(b)	68,713	1,928,774
Lexington Realty Trust	132,849	1,281,993
LTC Properties, Inc.	23,482	1,022,641
Mack-Cali Realty Corp.	55,809	1,203,242
MedEquities Realty Trust, Inc.	17,141	192,322
Monmouth Real Estate Investment Corp.	42,301	752,958
MTGE Investment Corp.	30,690	567,765
National Health Investors, Inc.	24,066	1,814,095
National Storage Affiliates Trust	25,900	706,034
New Senior Investment Group, Inc.	44,414	335,770
New York Mortgage Trust, Inc.(b)	69,668	429,852
NexPoint Residential Trust, Inc.	10,603	296,248
NorthStar Realty Europe Corp.	35,333	474,522
One Liberty Properties, Inc.	8,873	229,988
Orchid Island Capital, Inc.(b)	24,956	231,592
Owens Realty Mortgage, Inc.	4,942	79,121
Pebblebrook Hotel Trust(b)	42,015	1,561,698
Pennsylvania Real Estate Investment Trust(b)	41,132	489,059
PennyMac Mortgage Investment Trust(b)(f)	39,124	628,722
Physicians Realty Trust	107,477	1,933,512
Potlatch Corp.	24,659	1,230,484
Preferred Apartment Communities, Inc., Class A	22,901	463,745
PS Business Parks, Inc.	11,665	1,459,175
QTS Realty Trust, Inc., Class A	29,523	1,598,966
Quality Care Properties, Inc.(a)	57,826	798,577
RAIT Financial Trust(a)	67,944	25,479
Ramco-Gershenson Properties Trust	47,442	698,821
Redwood Trust, Inc.(b)	44,482	659,223
Resource Capital Corp.(b)	16,929	158,625
Retail Opportunity Investments Corp.	63,655	1,269,917
Rexford Industrial Realty, Inc.	45,247	1,319,403
RLJ Lodging Trust	101,861	2,237,886
Sabra Health Care REIT, Inc.	106,186	1,993,111
Safety Income and Growth, Inc.	7,425	130,680
Saul Centers, Inc.	6,913	426,878
Select Income REIT	39,483	992,208
Seritage Growth Properties, Class A	15,561	629,598
STAG Industrial, Inc.	57,195	1,563,139
Summit Hotel Properties, Inc.	62,884	957,723
Sunstone Hotel Investors, Inc.	135,624	2,241,865
Sutherland Asset Management Corp.	11,071	167,726
Terreno Realty Corp.	31,604	1,108,036
Tier REIT, Inc.	27,968	570,268
TPG RE Finance Trust, Inc.	7,661	145,942
UMH Properties, Inc.	18,843	280,761
Universal Health Realty Income Trust(b)	7,698	578,197
Urban Edge Properties	61,656	1,571,611
Urstadt Biddle Properties, Inc., Class A	16,780	364,797
Washington Prime Group, Inc.(b)	107,062	762,281
Washington Real Estate Investment Trust	47,819	1,488,127
Western Asset Mortgage Capital Corp.	26,652	265,187
Whitestone REIT(b)	21,661	312,135
Xenia Hotels & Resorts, Inc.	66,884	1,444,026

		86,445,501

SCHEDULES OF INVESTMENTS	57

Schedule of Investments (continued) December 31, 2017	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value
Real Estate Management & Development — 0.0%
Forestar Group, Inc.(a)(b)	6,234	$137,148
Maui Land & Pineapple Co., Inc.(a)	3,014	52,142
Transcontinental Realty Investors, Inc.(a)	670	20,985

		210,275
Recreational Vehicles & Boats — 0.3%
Camping World Holdings, Inc., Class A	19,319	864,139
LCI Industries	14,334	1,863,420
Malibu Boats, Inc.(a)	11,811	351,141
Marine Products Corp.	3,962	50,476
MCBC Holdings, Inc.(a)	10,345	229,866
Winnebago Industries, Inc.	18,939	1,053,008

		4,412,050
Rental & Leasing Services: Consumer — 0.2%
Avis Budget Group, Inc.(a)	43,369	1,903,032
Hertz Global Holdings, Inc.(a)	33,081	731,090
Rent-A-Center, Inc.(a)(b)	24,067	267,144

		2,901,266
Restaurants — 1.7%
Biglari Holdings, Inc.(a)	650	269,360
BJ’s Restaurants, Inc.	12,238	445,463
Bloomin’ Brands, Inc.	55,222	1,178,459
Bob Evans Farms, Inc.	11,992	945,209
Bojangles’, Inc.(a)(b)	10,131	119,546
Brinker International, Inc.	28,818	1,119,291
Buffalo Wild Wings, Inc.(a)(b)	6,758	1,056,613
Carrols Restaurant Group, Inc.(a)(b)	23,417	284,517
Cheesecake Factory, Inc.	26,167	1,260,726
Cracker Barrel Old Country Store, Inc.(b)	11,676	1,855,200
Dave & Buster’s Entertainment, Inc.(a)	25,170	1,388,629
Del Taco Restaurants, Inc.(a)	19,438	235,589
Denny’s Corp.(a)	37,880	501,531
DineEquity, Inc.	10,461	530,687
El Pollo Loco Holdings, Inc.(a)	11,626	115,097
Ellie Mae, Inc.(a)(b)	20,306	1,815,356
Fiesta Restaurant Group, Inc.(a)	16,214	308,066
Fogo De Chao, Inc.(a)	5,657	65,621
Habit Restaurants, Inc., Class A(a)(b)	10,940	104,477
J Alexander’s Holdings, Inc.(a)	9,999	96,990
Jack in the Box, Inc.	17,717	1,738,215
Nathan’s Famous, Inc.	1,844	139,222
Noodles & Co.(a)(b)	3,790	19,897
Papa John’s International, Inc.	15,632	877,112
Potbelly Corp.(a)(b)	12,723	156,493
Red Robin Gourmet Burgers, Inc.(a)	7,878	444,319
Ruth’s Hospitality Group, Inc.	19,076	412,995
Shake Shack, Inc., Class A(a)(b)	13,173	569,074
Sonic Corp.	23,783	653,557
Texas Roadhouse, Inc.	40,167	2,115,998
Wingstop, Inc.	17,248	672,327
Zoe’s Kitchen, Inc.(a)	10,654	178,135

		21,673,771
Scientific Instruments: Control & Filter — 0.4%
Brady Corp., Class A	27,668	1,048,655
CIRCOR International, Inc.	10,007	487,141
Energy Recovery, Inc.(a)(b)	19,705	172,419
ESCO Technologies, Inc.	14,890	897,123
Gorman-Rupp Co.	10,148	316,719
Napco Security Technologies, Inc.(a)	4,663	40,801
Sun Hydraulics Corp.	14,347	928,107
Thermon Group Holdings, Inc.(a)	19,595	463,814
Watts Water Technologies, Inc., Class A	16,731	1,270,719

		5,625,498

Security	Shares	Value
Scientific Instruments: Electrical — 0.6%
Allied Motion Technologies, Inc.	3,867	$127,959
Atkore International Group, Inc.(a)	19,378	415,658
AZZ, Inc.	15,881	811,519
EnerSys	25,991	1,809,754
Franklin Electric Co., Inc.	27,895	1,280,381
Littelfuse, Inc.	13,465	2,663,646
Preformed Line Products Co.	1,666	118,369

		7,227,286
Scientific Instruments: Gauges & Meters — 0.2%
Badger Meter, Inc.	16,971	811,214
FARO Technologies, Inc.(a)	9,828	461,916
Itron, Inc.(a)	20,620	1,406,284
Mesa Laboratories, Inc.	2,057	255,685
Vishay Precision Group, Inc.(a)	5,690	143,103

		3,078,202
Scientific Instruments: Pollution Control — 0.4%
Ceco Environmental Corp.(a)	16,466	84,471
Covanta Holding Corp.	71,355	1,205,899
Darling Ingredients, Inc.(a)	98,512	1,786,041
Evoqua Water Technologies Corp.(a)	18,159	430,550
Heritage-Crystal Clean, Inc.(a)	8,381	182,287
Hudson Technologies, Inc.(a)	21,734	131,925
Team, Inc.(a)(b)	16,122	240,218
U.S. Ecology, Inc.	13,909	709,359

		4,770,750
Securities Brokerage & Services — 0.1%
Gain Capital Holdings, Inc.	21,928	219,280
INTL. FCStone, Inc.(a)(b)	9,777	415,816
Investment Technology Group, Inc.	19,857	382,247
Ladenburg Thalmann Financial Services, Inc.	66,723	210,848
Virtu Financial, Inc., Class A	16,096	294,557

		1,522,748
Semiconductors & Components — 1.9%
Acacia Communications, Inc.(a)(b)	10,969	397,407
Alpha & Omega Semiconductor Ltd.(a)	12,899	211,028
Amkor Technology, Inc.(a)(b)	59,496	597,935
Aquantia Corp.(a)	4,733	53,625
AXT, Inc.(a)	20,147	175,279
CEVA, Inc.(a)	12,582	580,659
Cirrus Logic, Inc.(a)(b)	38,297	1,986,082
Cree, Inc.(a)	58,388	2,168,530
Diodes, Inc.(a)	22,520	645,648
DSP Group, Inc.(a)	11,471	143,387
Emcore Corp.(a)	8,298	53,522
FormFactor, Inc.(a)	44,307	693,405
Inphi Corp.(a)(b)	25,595	936,777
Integrated Device Technology, Inc.(a)(b)	79,456	2,362,257
IXYS Corp.(a)	16,191	387,774
Kopin Corp.(a)(b)	30,444	97,421
Lattice Semiconductor Corp.(a)	72,193	417,276
MACOM Technology Solutions Holdings, Inc.(a)(b)	24,748	805,300
MaxLinear, Inc., Class A(a)	37,126	980,869
Monolithic Power Systems, Inc.	24,225	2,721,921
Pixelworks, Inc.(a)	20,247	128,163
Power Integrations, Inc.	17,107	1,258,220
Rambus, Inc.(a)	64,218	913,180
Semtech Corp.(a)	39,329	1,345,052
Sigma Designs, Inc.(a)	19,869	138,090
Silicon Laboratories, Inc.(a)	24,817	2,191,341
SMART Global Holdings, Inc.(a)	4,029	135,777
Vishay Intertechnology, Inc.	79,032	1,639,914

		24,165,839

58	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2017	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value
Semiconductors & Semiconductor Equipment — 0.1%
Ambarella, Inc.(a)	19,247	$1,130,761
Xcerra Corp.(a)(b)	33,857	331,460

		1,462,221
Shipping — 0.4%
Eagle Bulk Shipping, Inc.(a)	20,385	91,325
GasLog Ltd.	26,172	582,327
Genco Shipping & Trading Ltd.(a)	4,445	59,207
Gener8 Maritime, Inc.(a)	27,334	180,951
Golar LNG Ltd.	57,964	1,727,907
International Seaways, Inc.(a)	16,322	301,304
Matson, Inc.	25,347	756,354
Navios Maritime Holdings, Inc.(a)	52,574	63,089
Nordic American Tankers Ltd.	54,725	134,624
Safe Bulkers, Inc.(a)	27,353	88,350
Scorpio Tankers, Inc.	146,606	447,151
Ship Finance International Ltd.	35,930	556,915
Teekay Corp.(b)	30,780	286,870
Teekay Tankers Ltd., Class A	131,949	184,729

		5,461,103
Software — 0.5%
Actua Corp.(a)	16,964	264,638
Castlight Health, Inc., Class B(a)(b)	35,417	132,818
Five9, Inc.(a)	31,611	786,482
Instructure, Inc.(a)	13,387	443,110
MobileIron, Inc.(a)	29,617	115,506
Model N, Inc.(a)	14,520	228,690
Park City Group, Inc.(a)(b)	6,159	58,818
Paycom Software, Inc.(a)	29,397	2,361,461
pdvWireless, Inc.(a)	6,174	198,185
Qualys, Inc.(a)	19,302	1,145,574
Rubicon Project, Inc.(a)	25,213	47,148

		5,782,430
Specialty Retail — 2.3%
1-800-Flowers.com, Inc., Class A(a)	17,761	190,043
Aaron’s, Inc.	38,246	1,524,103
Abercrombie & Fitch Co., Class A	40,087	698,716
America’s Car-Mart, Inc.(a)	4,147	185,163
American Eagle Outfitters, Inc.	97,427	1,831,628
Asbury Automotive Group, Inc.(a)(b)	11,075	708,800
Ascena Retail Group, Inc.(a)(b)	110,359	259,344
At Home Group, Inc.(a)	3,682	111,896
Barnes & Noble Education, Inc.(a)(b)	21,256	175,149
Barnes & Noble, Inc.	38,743	259,578
Big 5 Sporting Goods Corp.(b)	14,737	112,001
BMC Stock Holdings, Inc.(a)(b)	39,809	1,007,168
Boot Barn Holdings, Inc.(a)	6,587	109,410
Buckle, Inc.	16,943	402,396
Build-A-Bear Workshop, Inc.(a)	7,020	64,584
Caleres, Inc.	25,254	845,504
Carvana Co.(a)	8,493	162,386
Cato Corp., Class A	13,027	207,390
Chico’s FAS, Inc.	78,949	696,330
Children’s Place, Inc.	10,309	1,498,413
Citi Trends, Inc.	8,394	222,105
Conn’s, Inc.(a)	10,689	379,994
Container Store Group, Inc.(a)	8,931	42,333
DSW, Inc., Class A	39,233	839,978
Express, Inc.(a)	46,982	476,867
Finish Line, Inc., Class A	20,932	304,142
Five Below, Inc.(a)(b)	31,958	2,119,455
Francesca’s Holdings Corp.(a)	19,744	144,329
FTD Cos., Inc.(a)	9,266	66,622
Genesco, Inc.(a)	12,008	390,260

Security	Shares	Value
Specialty Retail (continued)
GNC Holdings, Inc., Class A(a)	37,382	$137,940
Group 1 Automotive, Inc.	11,910	845,253
Guess?, Inc.	36,400	614,432
Haverty Furniture Cos., Inc.	11,489	260,226
Hibbett Sports, Inc.(a)	11,741	239,516
J. Jill, Inc.(a)	6,812	53,134
Lands’ End, Inc.(a)	7,643	149,421
Lithia Motors, Inc., Class A	14,054	1,596,394
Lumber Liquidators Holdings, Inc.(a)	17,215	540,379
MarineMax, Inc.(a)	14,117	266,811
Monro, Inc.	18,753	1,067,983
National Vision Holdings, Inc.(a)	10,988	446,223
Office Depot, Inc.	306,797	1,086,065
Party City Holdco, Inc.(a)	18,050	251,797
Pier 1 Imports, Inc.	50,327	208,354
Regis Corp.(a)	21,955	337,229
Shoe Carnival, Inc.	6,637	177,540
Shutterfly, Inc.(a)	19,695	979,826
Sonic Automotive, Inc., Class A	14,328	264,352
Sportsman’s Warehouse Holdings, Inc.(a)(b)	24,261	160,365
Stamps.com, Inc.(a)	9,759	1,834,692
Systemax, Inc.	6,483	215,689
Tailored Brands, Inc.	29,619	646,583
Tilly’s, Inc., Class A	8,359	123,379
Vitamin Shoppe, Inc.(a)	12,437	54,723
Zumiez, Inc.(a)	10,532	219,329

		28,813,722
Steel — 0.5%
AK Steel Holding Corp.(a)(b)	190,308	1,077,149
Allegheny Technologies, Inc.(a)	74,462	1,797,513
Carbonite, Inc.(a)(b)	15,084	378,608
Carpenter Technology Corp.	27,902	1,422,723
Olympic Steel, Inc.	5,086	109,298
Ryerson Holding Corp.(a)	7,824	81,370
Schnitzer Steel Industries, Inc., Class A	16,164	541,494
Shiloh Industries, Inc.(a)	10,800	88,560
TimkenSteel Corp.(a)	25,049	380,494

		5,877,209
Technology: Miscellaneous — 0.3%
Apptio, Inc., Class A(a)	13,160	309,523
Benchmark Electronics, Inc.(a)	29,371	854,696
CTS Corp.	18,870	485,902
Fabrinet(a)	22,033	632,347
Kimball Electronics, Inc.(a)	16,464	300,468
Plexus Corp.(a)	20,066	1,218,408

		3,801,344
Telecommunications Equipment — 0.4%
Akoustis Technologies, Inc.(a)	9,320	58,064
Applied Optoelectronics, Inc.(a)(b)	11,286	426,836
CalAmp Corp.(a)(b)	21,238	455,130
Clearfield, Inc.(a)	5,134	62,891
Knowles Corp.(a)	53,242	780,528
Oclaro, Inc.(a)	99,911	673,400
Ubiquiti Networks, Inc.(a)(b)	13,631	968,074
Viavi Solutions, Inc.(a)	139,356	1,217,980
Vocera Communications, Inc.(a)	16,507	498,842

		5,141,745
Textile Products — 0.1%
Culp, Inc.	6,798	227,733
Interface, Inc.	35,652	896,648
Unifi, Inc.(a)	9,073	325,448

		1,449,829

SCHEDULES OF INVESTMENTS	59

Schedule of Investments (continued) December 31, 2017	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value
Textiles Apparel & Shoes — 0.7%
Columbia Sportswear Co.	17,404	$1,251,000
Crocs, Inc.(a)	42,817	541,207
Deckers Outdoor Corp.(a)	19,013	1,525,793
Delta Apparel, Inc.(a)(b)	3,161	63,852
Fossil Group, Inc.(a)	29,234	227,148
G-III Apparel Group Ltd.(a)	26,363	972,531
Iconix Brand Group, Inc.(a)	27,996	36,115
Oxford Industries, Inc.	9,963	749,118
Perry Ellis International, Inc.(a)	8,481	212,364
Sequential Brands Group, Inc.(a)(b)	20,385	36,285
Steven Madden Ltd.(a)	35,577	1,661,446
Superior Uniform Group, Inc.	5,182	138,411
Vera Bradley, Inc.(a)	10,826	131,861
Weyco Group, Inc.	2,961	88,001
Wolverine World Wide, Inc.	56,294	1,794,685

		9,429,817
Tobacco — 0.2%
Turning Point Brands, Inc.	2,100	44,373
Universal Corp.	15,163	796,057
Vector Group Ltd.	58,594	1,311,334

		2,151,764
Toys — 0.0%
Funko, Inc., Class A(a)	7,314	48,638

Transportation Miscellaneous — 0.2%
Costamare, Inc.	32,449	187,231
Echo Global Logistics, Inc.(a)(b)	15,727	440,356
Hub Group, Inc., Class A(a)	19,180	918,722
Scorpio Bulkers, Inc.	36,690	271,513
Textainer Group Holdings Ltd.(a)	15,644	336,346
Wesco Aircraft Holdings, Inc.(a)(b)	35,718	264,313

		2,418,481
Truckers — 0.8%
ArcBest Corp.	15,600	557,700
Covenant Transportation Group, Inc., Class A(a)	6,756	194,100
Daseke, Inc.(a)	14,223	203,247
Forward Air Corp.	17,208	988,427
FRP Holdings, Inc.(a)(b)	4,285	189,611
Heartland Express, Inc.	28,052	654,734
Knight-Swift Transportation Holdings, Inc.	75,044	3,280,967
Marten Transport Ltd.	23,950	486,185
Roadrunner Transportation Systems, Inc.(a)	20,368	157,037
Saia, Inc.(a)	15,277	1,080,848
Schneider National, Inc., Class B	24,598	702,519
Universal Logistics Holdings, Inc.	5,598	132,952
Werner Enterprises, Inc.	28,558	1,103,767
YRC Worldwide, Inc.(a)	19,784	284,494

		10,016,588
Utilities: Electrical — 1.7%
ALLETE, Inc.	30,488	2,267,088
Atlantic Power Corp.(a)	63,400	148,992
Avista Corp.	38,225	1,968,205
Black Hills Corp.	32,006	1,923,881
El Paso Electric Co.	24,597	1,361,444
Genie Energy Ltd., Class B(a)	7,011	30,568
IDACORP, Inc.	29,503	2,695,394
MGE Energy, Inc.	20,964	1,322,828
NorthWestern Corp.	29,047	1,734,106
NRG Yield, Inc., Class A	21,114	397,999
NRG Yield, Inc., Class C	41,231	779,266
Otter Tail Corp.	23,772	1,056,665
Pattern Energy Group, Inc.	47,736	1,025,847
PNM Resources, Inc.	48,163	1,948,193

Security	Shares/ Investment Value (000)	Value
Utilities: Electrical (continued)
Portland General Electric Co.	53,008	$2,416,105
Spark Energy, Inc., Class A(b)	6,478	80,327
Unitil Corp.	8,614	392,971

		21,549,879
Utilities: Gas Distributors — 1.0%
Chesapeake Utilities Corp.	9,317	731,850
New Jersey Resources Corp.	51,623	2,075,285
Northwest Natural Gas Co.	16,536	986,372
RGC Resources, Inc.	3,707	100,386
South Jersey Industries, Inc.	47,095	1,470,777
Southwest Gas Holdings, Inc.	28,447	2,289,414
Spire, Inc.	28,067	2,109,235
WGL Holdings, Inc.	30,713	2,636,404

		12,399,723
Utilities: Miscellaneous — 0.1%
Ormat Technologies, Inc.	23,751	1,519,114

Utilities: Telecommunications — 1.0%
8x8, Inc.(a)	51,898	731,762
ATN International, Inc.	6,454	356,648
Boingo Wireless, Inc.(a)	21,902	492,795
Cincinnati Bell, Inc.(a)	24,852	518,164
Cogent Communications Holdings, Inc.	25,138	1,138,751
Consolidated Communications Holdings, Inc.	39,927	486,710
Frontier Communications Corp.(b)	46,699	315,685
General Communication, Inc., Class A(a)	16,146	630,017
Globalstar, Inc.(a)(b)	342,230	448,323
GTT Communications, Inc.(a)(b)	18,609	873,692
Hawaiian Telcom Holdco, Inc.(a)	3,508	108,257
IDT Corp., Class B(a)	9,486	100,552
Iridium Communications, Inc.(a)	49,446	583,463
j2 Global, Inc.	27,545	2,066,701
ORBCOMM, Inc.(a)	39,628	403,413
Shenandoah Telecommunications Co.	27,607	933,116
Spok Holdings, Inc.	10,835	169,568
Straight Path Communications, Inc., Class B(a)	5,858	1,064,926
Vonage Holdings Corp.(a)(b)	122,904	1,249,934
Windstream Holdings, Inc.(a)	103,213	190,944

		12,863,421
Utilities: Water — 0.4%
American States Water Co.	21,600	1,250,856
AquaVenture Holdings Ltd.(a)	6,232	96,721
Artesian Resources Corp., Class A	4,305	166,001
California Water Service Group	29,238	1,325,943
Connecticut Water Service, Inc.	7,031	403,650
Consolidated Water Co. Ltd.	6,961	87,709
Global Water Resources, Inc.	3,965	37,033
Middlesex Water Co.	9,201	367,212
Pure Cycle Corp.(a)	11,615	96,985
SJW Corp.	9,421	601,342
York Water Co.	7,986	270,725

		4,704,177

Total Common Stocks — 98.0% (Cost — $996,288,558)		1,253,164,215

Investment Companies — 0.5%
iShares Russell 2000 ETF(f)	$38,224	5,827,631

Other Interests — 0.0%
Gerber Scientific, Inc.(a)(c)	13	129

60	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2017	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value
Rights — 0.0%

Biotechnology — 0.0%
Dyax Corp. (Expires 12/31/19)(a)(c)	39,009	$89,331

Total Long-Term Investments — 98.5% (Cost — $1,001,901,899)		1,259,081,306

Short-Term Securities — 9.4%
BlackRock Cash Funds: Institutional, SL Agency Shares, 1.53%(d)(e)(f)	102,254,881	102,265,106
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.21%,(e)(f)	17,833,717	17,833,717

Total Short-Term Securities — 9.4% (Cost — $120,111,767)		120,098,823

Total Investments — 107.9% (Cost — $1,122,013,666)		1,379,180,129
Liabilities in Excess of Other Assets — (7.9)%		(101,024,867)

Net Assets — 100.0%		$1,278,155,262

(a)	Non-income producing security.
(b)	Security, or a portion of the security, is on loan.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	All or a portion of security was purchased with the cash collateral from loaned securities.
(e)	Annualized 7-day yield as of period end.

(f)	During the year ended December 31, 2017, investments in issuers considered to be affiliates of the Series for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 12/31/16	Shares Purchased		Shares Sold		Shares Held at 12/31/17	Value at 12/31/17	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	—	102,254,881	(b)	—		102,254,881	$102,265,106	$1,417,545	(c)	$(10,299)	$(12,944)
BlackRock Cash Funds: Treasury, SL Agency Shares	—	17,833,717	(b)	—		17,833,717	17,833,717	74,206		—	—
BlackRock Liquidity Funds, T-Fund, Institutional Class	37,279,916	—		(37,279,916	)(d)	—	—	52,623		—	—
PennyMac Financial Services, Inc.	3,162	—		—		3,162	70,671	—		—	18,023
PennyMac Mortgage Investment Trust	22,641	16,483		—		39,124	628,722	58,458		—	(24,104)
SL Liquidity Series, LLC, Money Market Series	8,714,553	—		(8,714,553	)(d)	—	—	—		1,735	(580)
iShares Russell 2000 ETF	—	791,755		(753,531)		38,224	5,827,631	35,932		(2,488)	257,591

Total							$126,625,847	$1,638,764		$(11,052)	$237,986

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased.
(c)	Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.
(d)	Represents net shares sold.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Russell 2000 E-Mini Index	230	03/16/18	$17,670	$(26,695)

SCHEDULES OF INVESTMENTS	61

Schedule of Investments (continued) December 31, 2017	Master Small Cap Index Series

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$—	$—	$26,695	$—	$—	$—	$26,695

(a)	Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended December 31, 2017, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$1,413,110	$—	$—	$—	$1,413,110

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$39,536	$—	$—	$—	$39,536

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$9,299,711

For more information about the Series’ investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Series’ policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Series’ investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:(a)
Common Stocks	$1,253,164,215	$—	$—	$1,253,164,215
Investment Companies	5,827,631	—	—	5,827,631
Other Interests	—	—	129	129
Rights	—	—	89,331	89,331
Short-Term Securities	120,098,823	—	—	120,098,823

	$1,379,090,669	$—	$89,460	$1,379,180,129

Derivative Financial Instruments(b)
Liabilities:
Equity contracts	$(26,695)	$—	$—	$(26,695)

(a)	See above Schedule of Investments for values in each industry.
(b)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

During the year ended December 31, 2017, there were no transfers between levels.

See Notes to Financial Statements.

62	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statement of Assets and Liabilities

December 31, 2017

Master Small Cap Index Series

ASSETS
Investments at value — unaffiliated (including securities loaned at value of $98,219,539) (cost — $995,545,054)	$1,252,554,282
Investments at value — affiliated (cost — $126,468,612)	126,625,847
Cash	113,465
Cash pledged for futures contracts	686,000
Receivables:
Dividends — unaffiliated	1,783,213
Investments sold	972,256
Contributions from investors	1,354,048
Securities lending income — affiliated	162,734
Investment adviser	92,400
Dividends — affiliated	12,295
Prepaid expenses	2,856

Total assets	1,384,359,396

LIABILITIES
Cash collateral on securities loaned at value	102,288,350
Payables:
Investments purchased	3,047,035
Withdrawals to investors	548,460
Other accrued expenses	159,919
Variation margin on futures contracts	150,650
Directors’ fees	7,829
Other affiliates	1,891

Total liabilities	106,204,134

NET ASSETS	$1,278,155,262

NET ASSETS CONSIST OF:
Investors’ capital	$1,021,015,494
Net unrealized appreciation (depreciation)	257,139,768

NET ASSETS	$1,278,155,262

See notes to financial statements.

FINANCIAL STATEMENTS	63

Statement of Operations

Year Ended December 31, 2017

Master Small Cap Index Series

INVESTMENT INCOME
Dividends — unaffiliated	$12,261,000
Securities lending income — affiliated — net	1,417,545
Dividends — affiliated	221,219
Interest — unaffiliated	2,015
Other income — affiliated	13,478
Foreign taxes withheld	(1,667)

Total investment income	13,913,590

EXPENSES
Investment advisory	95,105
Custodian	213,531
Accounting services	188,467
Professional	64,614
Directors	28,191
Printing	2,901
Miscellaneous	3,595

Total expenses	596,404
Less fees waived and/or reimbursed by the Manager	(114,964)

Total expenses after fees waived and/or reimbursed	481,440

Net investment income	13,432,150

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	25,863,967
Investments — affiliated	(11,052)
Futures contracts	1,413,110

27,266,025

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	102,344,649
Investments — affiliated	237,986
Futures contracts	39,536

102,622,171

Net realized and unrealized gain	129,888,196

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$143,320,346

See notes to financial statements.

64	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statement of Changes in Net Assets

	Master Small Cap Index Series
	Year Ended December 31,
	2017	2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$13,432,150	$8,078,099
Net realized gain	27,266,025	2,722,256
Net change in unrealized appreciation (depreciation)	102,622,171	108,591,011

Net increase in net assets resulting from operations	143,320,346	119,391,366

CAPITAL TRANSACTIONS
Proceeds from contributions	800,555,671	368,640,654
Value of withdrawals	(332,410,762)	(286,783,928)

Net increase in net assets derived from capital share transactions	468,144,909	81,856,726

NET ASSETS
Total increase in net assets	611,465,255	201,248,092
Beginning of year	666,690,007	465,441,915

End of year	$1,278,155,262	$666,690,007

See notes to financial statements.

FINANCIAL STATEMENTS	65

Financial Highlights

	Master Small Cap Index Series
	Year Ended December 31,
	2017	2016		2015	2014	2013
Total Return
Total return	14.69%	21.49%		(4.33)%	5.05%	39.11%

Ratios to Average Net Assets
Total expenses	0.06%	0.07	%(a)	0.08%	0.09%	0.07%

Total expenses after fees waived and/or reimbursed and/or paid indirectly	0.05%	0.06	%(a)	0.07%	0.08%	0.06%

Net investment income	1.41%	1.49	%(a)	1.39%	1.45%	1.46%

Supplemental Data
Net assets, end of year (000)	$1,278,155	$666,690		$465,442	$700,935	$859,398

Portfolio turnover rate	30%	39%		37%	21%	22%

(a)	Excludes expenses incurred indirectly of 0.01% as a result of the series’ investments in underlying funds.

See notes to financial statements.

66	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements	Master Small Cap Index Series

1.	ORGANIZATION

Master Small Cap Index Series (“Master Small Cap Index” or the “Series”) is a series of Quantitative Master Series LLC (the “Master LLC”) which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Master LLC is classified as diversified. The Series Limited Liability Company Agreement permits the Board of Directors of the Master LLC ( the “Board”) to issue non-transferable interests, subject to certain limitations.

The Series, together with certain other registered investment companies advised by BlackRock Advisors, LLC ( the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Series is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Series is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Foreign Currency Translation: The Series’ books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Series does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Series reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where the Series enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, the Series may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Series may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Indemnifications: In the normal course of business, the Series enters into contracts that contain a variety of representations that provide general indemnification. The Series’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Series, which cannot be predicted with any certainty.

Other: Expenses directly related to the Series are charged to the Series. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS:

Investment Valuation Policies: The Series’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Series determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Series’ assets and liabilities:

•	Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

NOTES TO FINANCIAL STATEMENTS	67

Notes to Financial Statements (continued)	Master Small Cap Index Series

•	Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Series’ net assets. Each business day, the Series uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•	The Series values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Series might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Series’ pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii)   recapitalizations and other transactions across the capital structure; and

(iii)  market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii)   quoted prices for similar investments or assets in active markets; and

(iii)  other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii)   changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)  relevant news and other public sources; and

(iv)  known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by the Series. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Series is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Series could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Series has the ability to access

•	Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

68	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (continued)	Master Small Cap Index Series

•	Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Series’ own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation methodologies may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Series’ policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS:

Securities Lending: The Series may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Series collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Series is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Series and any additional required collateral is delivered to the Series, or excess collateral returned by the Series, on the next business day. During the term of the loan, the Series is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Series’ Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value-unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Series under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Series, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Series can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Series’ securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
Citigroup Global Markets, Inc.	$23,785,657	$(23,785,657)	$—
HSBC Bank PLC	2,894,973	(2,847,385)	47,588
Jefferies LLC	4,303,722	(4,303,722)	—
JP Morgan Securities LLC	41,308,783	(41,308,783)	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	25,926,403	(25,926,403)	—

	$98,219,539	$(98,171,950)	$47,588

(a)	Cash collateral with a value of $102,288,350 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Series benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Series could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

NOTES TO FINANCIAL STATEMENTS	69

Notes to Financial Statements (continued)	Master Small Cap Index Series

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Series engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Series and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Series and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Series is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Series agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Master LLC, on behalf of the Series, entered into an Investment Advisory Agreement with the Manager, the Series’ investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of the Series’ portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Series.

With respect to the Series, the Manager entered into a separate sub-advisory agreement with Blackrock Fund Advisors (“BFA”), an affiliate of the Manager. The Manager pays BFA, for services it provides, for that portion of the Series for which BFA acts as sub-adviser a monthly fee that is a percentage of the investment advisory fees paid by the Series to the Manager.

For such services, the Series pays the Manager a monthly fee at an annual rate equal to 0.01% of the average daily value of the Series’ net assets.

Waivers and Reimbursements: The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Series pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation caps, will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2017, the amount waived was $12,237.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Series’ assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2018. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Master LLC or by a vote of a majority of the outstanding voting securities of the Series. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2017, the Manager waived $442 in investment advisory fees pursuant to this arrangement.

For the year ended December 31, 2017, the Series reimbursed the Manager for certain accounting services, which is included in accounting services in the Statement of Operations. The reimbursement was $8,698.

With respect to the Series, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Series’ business (“expense limitation”). The expense limitation as a percentage of average daily net assets is 0.07%.

The Manager has agreed not to reduce or discontinue this contractual expense limitation prior to May 1, 2018, unless approved by the Board, including a majority of the independent directors who are not “interested persons” of the Series, as defined in the 1940 Act (“Independent Directors”) or by a vote of a majority of the outstanding voting securities of the Series.

Securities Lending: The U.S. Securities and Exchange Commission has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for the Series, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. The Series is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a money market fund managed by the Manager or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Series bears to an annual rate of 0.04%. Such money market fund shares will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

70	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (continued)	Master Small Cap Index Series

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Series retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending such agreement, the Series retains 71.5% of securities lending income (which excludes collateral investment fees); and this amount can never be less than 65% of the total of securities lending income plus the collateral investment fees. Under the securities lending program, the Series is categorized into specific asset classes. The determination of the Series’ asset class category (fixed-income, domestic equity, international equity, or fund of funds), each of which may be subject to a different fee arrangement, is based on a methodology agreed to between the Master LLC and BTC. In addition, commencing the business day following the date that the aggregate securities lending income earned across certain funds in the Equity-Liquidity Complex in a calendar year exceeds a specified threshold, the Series, pursuant to the securities lending agreement, will receive for the remainder of the calendar year securities lending income as follows: 75% of securities lending income; and this amount can never be less than 65% of the sum of securities lending income plus collateral investment fees.

Prior to June 12, 2017, BlackRock Investment Management, LLC (“BIM”) was the Series’ securities lending agent.

Prior to June 12, 2017, the Series retains 80% of securities lending income. In addition, commencing the business day following the date that the aggregate securities lending income earned across certain funds in the Equity-Liquidity Complex in a calendar year exceeds a specified threshold, the Series, pursuant to the securities lending agreement, will retain for the remainder of the calendar year securities lending income in an amount equal to 85% of securities lending income.

The share of securities lending income earned by the Series is shown as securities lending — affiliated — net in the Statement of Operations. For the year ended December 31, 2017, the Series paid BIM $113,280 and BTC $337,840 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Series may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Series’ investment policies and restrictions. The Series is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended December 31, 2017, the Series did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Master LLC are directors and/or officers of BlackRock or its affiliates.

Other Transactions: During the year ended December 31, 2017, the Series received a reimbursement of $13,478 from an affiliate, which is included in other income — affiliated in the Statement of Operations, related to an operating error.

The Series may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the year ended December 31, 2017, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

Purchases	Sales	Net Realized Gain (Loss)
$32,647,437	$37,202,403	$8,129,003

7.	PURCHASE AND SALES

For the year ended December 31, 2017, purchases and sales of investments, excluding short-term securities were $768,773,337 and $279,311,170, respectively.

8.	INCOME TAX INFORMATION

The Series is classified as a partnership for U.S. federal income tax purposes. As such, each investor in the Series is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Series. Therefore, no U.S. federal income tax provision is required. It is intended that the Series assets will be managed so an investor in the Series can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Series files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Series’ U.S. federal tax returns generally remains open for each of the four years ended December 31, 2017. The statutes of limitations on the Series’ state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Series as of December 31,2017 inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Series’ financial statements.

NOTES TO FINANCIAL STATEMENTS	71

Notes to Financial Statements (continued)	Master Small Cap Index Series

As of December 31, 2017, gross unrealized appreciation and depreciation for investments and derivative based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$1,134,924,052

Gross unrealized appreciation	$299,634,113
Gross unrealized depreciation	(55,378,036)

Net unrealized appreciation (depreciation)	$244,256,077

9.	BANK BORROWINGS

The Master LLC, on behalf of the Series, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Series may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Series, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2018 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2017, the Series did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Series invests in securities or other instruments and may enter into certain transactions, and such activities subject the Series to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Series’ prospectus provides details of the risks to which the Series is subject.

The Series may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00 and which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Series may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Series’ NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Series may lose value, regardless of the individual results of the securities and other instruments in which the Series invests.

The price the Series could receive upon the sale of any particular portfolio investment may differ from the Series’ valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Series’ results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Series, and the Series could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Series’ ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Series may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Series manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Series to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Series’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Series.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Series since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Series does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Series.

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Series through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

72	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Investors of Master Small Cap Index Series and the Board of Directors of Quantitative Master Series LLC:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments of Master Small Cap Index Series of Quantitative Master Series LLC (the “Series”), as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Series as of December 31, 2017 and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Series’ management. Our responsibility is to express an opinion on the Series’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Series in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Series is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Series’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2018

We have served as the auditor of one or more BlackRock investment companies since 1992.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	73

Director and Officer Information

Independent Directors

Name Year of Birth (a)(b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Investment Company Directorships During Past Five Years
Rodney D. Johnson 1941	Chair of the Board and Director (Since 2007)	President, Fairmount Capital Advisors, Inc. from 1987 to 2013; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia from 2004 to 2012; Director, The Committee of Seventy (civic) from 2006 to 2012; Director, Fox Chase Cancer Center from 2004 to 2011; Director, The Mainstay (non-profit) since 2016.	26 RICs consisting of 144 Portfolios	None
Mark Stalnecker 1951	Chair Elect of the Board (since 2018) (d) and Director (Since 2015)	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee, Winterthur Museum and Country Estate from 2001 to 2015; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System since 2009; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director, SEI Private Trust Co. from 2001 to 2014.	26 RICs consisting of 144 Portfolios	None
Susan J. Carter 1956	Director (Since 2016)	Director, Pacific Pension Institute since 2014; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business since 1997; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest since 2015; Advisory Board Member, Bridges Ventures since 2016; Trustee, Financial Accounting Foundation since 2017.	26 RICs consisting of 144 Portfolios	None
Collette Chilton 1958	Director (Since 2015)	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006.	26 RICs consisting of 144 Portfolios	None
Neil A. Cotty 1954	Director (Since 2016)	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer, from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	26 RICs consisting of 144 Portfolios	None
Cynthia A. Montgomery 1952	Director (Since 2007)	Professor, Harvard Business School since 1989; Director, McLean Hospital from 2005 to 2012.	26 RICs consisting of 144 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Joseph P. Platt 1947	Director (Since 2007)	General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.	26 RICs consisting of 144 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.
Robert C. Robb, Jr. 1945	Director (Since 2007)	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981 and Principal since 2010.	26 RICs consisting of 144 Portfolios	None

74	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information  (continued)

Independent Directors

Name Year of Birth (a)(b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Investment Company Directorships During Past Five Years
Kenneth L. Urish 1951	Director (Since 2007)	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	26 RICs consisting of 144 Portfolios	None
Claire A. Walton 1957	Director (Since 2016)	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group since 2009; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	26 RICs consisting of 144 Portfolios	None
Frederick W. Winter 1945	Director (Since 2007)	Director, Alkon Corporation since 1992; Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh, Dean and Professor from 1997 to 2005, Professor until 2013.	26 RICs consisting of 144 Portfolios	None
Interested Directors (e)
Barbara G. Novick 1960	Director (Since 2015)	Vice Chairman of BlackRock, Inc. since 2006; Chair of BlackRock’s Government Relations Steering Committee since 2009; Head of the Global Client Group of BlackRock, Inc. from 1988 to 2008.	100 RICs consisting of 218 Portfolios	None
John M. Perlowski 1964	Director (Since 2015) and President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	127 RICs consisting of 316 Portfolios	None

(a) The address of each Director is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

(b) Independent Directors serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Directors on a case-by-case basis, as appropriate. The Board has approved extending the mandatory retirement age of Rodney D. Johnson until December 31, 2018.

(c) Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Directors as joining the Board in 2007, those Independent Directors first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Rodney D. Johnson, 1995; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1999; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.

(d) Mr. Stainecker was approved as Chair of the Board effective January 1, 2018. It is expected that, effective January 1, 2019, Mr. Stainecker will assume the position of Chair of the Board and Mr. Johnson will retire as Chair of the Board.

(e) Ms. Novick and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Corporation/Master LLC based on their positions with BlackRock and its affiliates. Ms. Novick and Mr. Perlowski are also board members of certain complexes of BlackRock registered open-end and closed-end funds. Ms. Novick is a board member of the BlackRock Closed-End Complex and Mr. Perlowski is also a board member of the BlackRock Equity-Bond Complex and the BlackRock Closed-End Complex.

DIRECTOR AND OFFICER INFORMATION	75

Director and Officer Information  (continued)

Officers Who Are Not Directors

Name Year of Birth (a)(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Thomas Callahan 1968	Vice President (Since 2016)	Managing Director of BlackRock, Inc. since 2013; Head of BlackRock’s Global Cash Management Business since 2016; Co-Head of the Global Cash Management Business from 2014 to 2016; Deputy Head of the Global Cash Management Business from 2013 to 2014; Member of the Cash Management Group Executive Committee since 2013; Chief Executive Officer of NYSE Liffe U.S. from 2008 to 2013.
Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013; Vice President of BlackRock, Inc. from 2008 to 2010.
Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Fernanda Piedra 1969	Anti-Money Laundering Compliance Officer (Since 2015)	Director of BlackRock, Inc. since 2014; Anti-Money Laundering Compliance Officer and Regional Head of Financial Crime for the Americas at BlackRock, Inc. since 2014; Head of Regulatory Changes and Remediation for the Asset Wealth Management Division of Deutsche Bank from 2010 to 2014; Vice President of Goldman Sachs (Anti-Money Laundering/Suspicious Activities Group) from 2004 to 2010.
Benjamin Archibald 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2014; Director of BlackRock, Inc. from 2010 to 2013; Secretary of the iShares® exchange traded funds since 2015; Secretary of the BlackRock-advised mutual funds since 2012.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055. (b) Officers of the Corporation/Master LLC serve at the pleasure of the Board.

Further information about the Corporation’s/Master LLC’s Directors and Officers is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Investment Adviser and Administrator(a)	Transfer Agent
BlackRock Advisors, LLC	BNY Mellon Investment Servicing (US) Inc.
Wilmington, DE 19809	Wilmington, DE 19809

Sub-Adviser	Independent Registered Public Accounting Firm
BlackRock Fund Advisors	Deloitte & Touche LLP
San Francisco, CA 94105	Boston, MA 02116

Accounting Agent and Custodian	Distributor
State Street Bank and Trust Company	BlackRock Investments, LLC
Boston, MA 02111	New York, NY 10022

Legal Counsel
Sidley Austin LLP
New York, NY 10019

Address of the Funds
100 Bellevue Parkway
Wilmington, DE 19809

(a)	iShares Russell 2000 Small-Cap Index Fund.

76	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds/Series file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’/Series’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’/Series’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds/Series use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds/Series voted proxies relating to securities held in the Funds’/Series’ portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762; and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

ADDITIONAL INFORMATION	77

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

78	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless preceded or accompanied by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Index2-12/17-AR

Item 2 –	Code of Ethics – Each registrant (or each, a “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrants’ principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to clarify an inconsistency as to whom persons covered by the code should report suspected violations of the code. The amendment clarifies that such reporting should be made to BlackRock Advisors, LLC’s (“Investment Adviser” or “BlackRock”) General Counsel, and retains the alternative option of anonymous reporting following “whistleblower” policies. Other non-material changes were also made in connection with this amendment. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrants undertake to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –	Audit Committee Financial Expert – Each registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial expert serving on its audit committee and (ii) each audit committee financial expert is independent:

Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Funds:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
iShares MSCI EAFE International Index Fund of BlackRock Index Funds, Inc.	$32,440	$33,660	$6,000	$0	$14,765	$9,282	$0	$0
iShares Russell 2000 Small-Cap Index Fund of BlackRock Index Funds, Inc.	$8,339	$7,689	$0	$0	$12,062	$11,424	$0	$0
Master Small Cap Index Series of Quantitative Master Series LLC	$29,380	$30,600	$0	$0	$17,379	$17,640	$0	$0

The following table presents fees billed by D&T that were required to be approved by each registrant’s audit committee (each a “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,129,000	$2,154,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,129,000 and $2,154,000 for the current fiscal year and previous fiscal year, respectively, were paid to each Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of each Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

Each Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the registrant’s Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrants which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the registrant’s Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by either Committee pursuant to the de minimus exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
iShares MSCI EAFE International Index Fund of BlackRock Index Funds, Inc.	$20,765	$9,282
iShares Russell 2000 Small-Cap Index Fund of BlackRock Index Funds, Inc.	$12,062	$11,424

Master Small Cap Index Series of Quantitative Master Series LLC	$17,379	$17,340

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Funds and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,129,000	$2,154,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrants’ Schedules of Investments are included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrants’ principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrants’ disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15(d)-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrants’ internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrants’ internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable to the registrants.

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(a)(4) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, each registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Index Funds, Inc. and Quantitative Master Series LLC

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock Index Funds, Inc. and Quantitative Master Series LLC

Date: March 8, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of each registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock Index Funds, Inc. and Quantitative Master Series LLC

Date: March 8, 2018

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of BlackRock Index Funds, Inc. and Quantitative Master Series LLC

Date: March 8, 2018